As filed with the Securities and Exchange Commission on April 20, 2016
1933 Act Registration No. 333-179107
1940 Act Registration No. 811-03214
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 7
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 142
Lincoln National Variable Annuity Account C
(Exact Name of Registrant)
Multi-Fund® 5 Retirement Annuity
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Kirkland L. Hicks, Esquire
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy to:
Mary Jo Ardington, Esquire
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, Indiana 46802
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/x/ on May 1, 2016, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on __________, pursuant to paragraph (a)(1) of Rule 485
Title of Securities being registered:
Interests in a separate account under individual flexible
payment deferred variable annuity contracts.

Multi-Fund® 5 Retirement Annuity
Individual Variable Annuity Contracts
Lincoln National Variable Annuity Account C
May 1, 2016
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
1-800-4LINCOLN (454-6265)
www.LincolnFinancial.com
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract is primarily for use with qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on distributions, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract.
The contract is designed to accumulate Contract Value and to provide retirement income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. This prospectus is used by both new purchasers and current Contractowners.
The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.
The minimum initial Purchase Payment must be an eligible rollover from a qualified plan for which Lincoln Life has agreed to provide a Living Benefit (defined as Rollover Money). In most cases, the prior participant from the qualified plan will be the owner and Annuitant of this contract. Additional Purchase Payments may be made to the contract, subject to certain restrictions, and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.
Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account.
The fixed account is not available at this time.
You should carefully consider whether or not this contract is the best product for you.
All Purchase Payments for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account C (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options (“Subaccounts”), which, in turn, invest in corresponding underlying funds. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
The available funds are listed below:
Delaware VIP® Trust:
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
Lincoln Variable Insurance Products Trust:
LVIP BlackRock Dividend Value Managed Volatility Fund
(formerly LVIP BlackRock Equity Dividend Managed Volatility Fund)
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund*
LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund*
LVIP Blended Core Equity Managed Volatility Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Dimensional/Vanguard Total Bond Fund

LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Value Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP MFS International Equity Managed Volatility Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP PIMCO Low Duration Bond Fund
LVIP Select Core Equity Managed Volatility Portfolio
LVIP SSGA Bond Index Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA SMID Cap Managed Volatility Fund
LVIP U.S. Growth Allocation Managed Risk Fund
* Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.
This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-4LINCOLN (454-6265). The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

Special Terms
In this prospectus, the following terms have the indicated meanings:
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account C, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.
Automatic Annual Step-up—Under Guaranteed Benefit, the Income Base will automatically step up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under Guaranteed Benefit, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allo-
cations, transfers, payout option, designates the Beneficiary, etc.). The Contractowner is the Annuitant and in most cases was the participant in a qualified plan.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. See The Contracts – Death Benefit for a description of the Death Benefit.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Guaranteed Annual Income—The guaranteed periodic withdrawal amount available from the contract each Benefit Year for life under Guaranteed Benefit.
Guaranteed Annual Income Amount Annuity Payout Option—A payout option available under Guaranteed Benefit in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.
Income Base—Under Guaranteed Benefit, a value used to calculate the Guaranteed Annual Income amount.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.

Living Benefit Rider—A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. These riders that are currently available are: Guaranteed Benefit and i4LIFE® Advantage (with or without the Guaranteed Income Benefit). If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Purchase Payments—Amounts paid into the contract.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
Rollover Money—An eligible rollover from a qualified plan that was invested in products or programs offered by Lincoln Life.
Secondary Life—Under Guaranteed Benefit and i4LIFE® Advantage, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or the fixed account (if available). State premium taxes may also be deducted. The premium rates range from zero to 5%.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase: There are no sales charges, deferred sales charges, or surrender charges associated with this contract.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (Base contract).
•	Table B reflects the expenses for a contract that has elected i4LIFE® Advantage.

TABLE A
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):[1]
Guarantee of Principal Death Benefit
Mortality and Expense Risk Charge	0.60%
Administrative Charge	0.15%
Total Separate Account Expenses	0.75%
[1]	The mortality and expense risk charge and administrative charge together are 0.65% on and after the Annuity Commencement Date.

Single Life or Joint Life
Living Benefit Rider Charges:
Guaranteed Benefit:[1]
Guaranteed Maximum Charge	2.00%
Current Charge	1.00%
[1]	As an annualized percentage of the Income Base (established at the time of the contract issue), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and decreased by Excess Withdrawals. See Charges and Other Deductions – Guaranteed Benefit Charge for a discussion of these charges to the Income Base. This charge is deducted from the contract value on a quarterly basis.

TABLE B
i4LIFE® Advantage without Guaranteed Income Benefit:[1]
Guarantee of Principal Death Benefit	1.05%
[1]	As an annualized percentage of Account Value, computed daily. This charge is assessed on and after the effective date of i4LIFE® Advantage. See Charges and Other Deductions — i4LIFE® Advantage Charge for further information. These charges continue during the Access Period. The i4LIFE® Advantage charge is reduced to 0.95% during the Lifetime Income Period.

	Single Life	Joint Life
i4LIFE® Advantage Guaranteed Income Benefit:[1]
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.05%	3.05%
Current Charge	1.80%	2.00%
[1]	As an annualized percentage of Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for Guaranteed Income Benefit is 0.75% of Account Value for the single life option and 0.95% of the Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to i4LIFE® Advantage charges to comprise the total charges reflected in the table. During the Lifetime Income Period the Guaranteed Income Benefit charges are added to the i4LIFE® Advantage charge of 0.95%. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for further information.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2015. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.68%	2.02%
Net Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.58%	1.25%
*	Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2017.
EXAMPLES
The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE® Advantage with the Guarantee of Principal Death Benefit and Guaranteed Income Benefit at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$507	$1,519	$2,531	$5,052
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$507	$1,519	$2,531	$5,052
The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the Guarantee of Principal Death Benefit and Guaranteed Benefit at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$478	$1,437	$2,400	$4,826
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$478	$1,437	$2,400	$4,826

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See The Contracts – Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts – Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your Purchase Payments to the VAA or to the fixed account, when available. The fixed account is not currently available. It is designed to be an Individual Retirement Annuity (IRA) purchased with Rollover Money. This contract will be issued with the Guaranteed Benefit rider. This prospectus primarily describes the variable side of the contract. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state-specific provisions as not all state variations are discussed in this prospectus. Please check with your registered representative regarding their availability.
Who can purchase this contract? This contract is available to individuals who will purchase an IRA contract with Rollover Money from a qualified plan. To be eligible to purchase this contract, the money must have been invested in a group variable annuity with a guaranteed minimum withdrawal benefit sold by Lincoln Life to the qualified plan.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to one or more of the Subaccounts, which, in turn, invest in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units on the variable side of the contract and accumulate additional Contract Value through any investments in the fixed account, if available. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.
What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value, or Account Value if i4LIFE® Advantage is elected. See Charges and Other Deductions.
We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.
See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.
The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
Charges may also be imposed during the Annuity Payout period. See The Contracts and Annuity Payouts.
For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.
What Purchase Payments do I make, and how often? Your Purchase Payments are completely flexible, subject to minimum and maximum Purchase Payment amounts. For more information, see The Contracts – Purchase Payments.

Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant. Upon providing advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than any version of i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please check with your registered representative. If you elect i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts. For more information about these restrictions and limitations, see The Contracts – Purchase Payments.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if I die before I annuitize? Your Beneficiary will receive the Death Benefit proceeds. Your Beneficiary has options as to how the Death Benefit is paid. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than twelve (12) per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. The fixed account is not available at this time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract.
What are Living Benefit Riders? Living Benefit Riders are riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Guaranteed Benefit) or a minimum Annuity Payout (i4LIFE® Advantage). If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without the Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. These riders are discussed in detail in this prospectus. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.
What is Guaranteed Benefit? Guaranteed Benefit is a rider with an additional charge which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, Automatic Annual Step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. The initial Income Base is calculated by Lincoln based on guarantees provided by the Lincoln group annuity contract issued to your employer’s retirement plan. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts – Guaranteed Benefit. You may not simultaneously elect Guaranteed Benefit and another one of the Living Benefit Riders. By electing this benefit you will be subject to Investment Requirements. See The Contracts – Investment Requirements.
What is i4LIFE® Advantage? i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments. During the Access Period, you have access to your Account Value, which means you have a Death Benefit and may surrender the contract or make withdrawals. For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. The charge is imposed only during the i4LIFE® Advantage payout phase, and is based on the i4LIFE® Advantage Death Benefit and whether or not the Guaranteed Income Benefit is in effect.
What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE® Advantage Regular Income Payments. By electing this benefit, you will be subject to Investment Requirements. See The Contracts – Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE® Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the contract value at the time you elect i4LIFE® Advantage with the Guaranteed Income Benefit. See The Contracts – i4LIFE® Advantage with Guaranteed Income Benefit.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See The Contracts – Surrenders and Withdrawals and Federal Tax Matters.
Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.
Where may I find more information about Accumulation Unit values? Since no sales of this product occurred before December 31, 2015, there is no financial information to report for the subaccounts.
Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.
Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.
The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations.

These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-4LINCOLN (454-6265). In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On June 3, 1981, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
Financial Statements
The December 31, 2015 financial statements of the VAA and the December 31, 2015 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-4LINCOLN (454-6265).
Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.49%, and as of the date of this prospectus, we were receiving payments from most fund families. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract’s upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Diversified Income Series (Service Class): Maximum long-term total return consistent with reasonable risk.
•	Limited-Term Diversified Income Series (Service Class): Maximum total return, consistent with reasonable risk.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities.(3)
(formerly LVIP BlackRock Equity Dividend Managed Volatility Fund)
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund (Service Class): Capital appreciation; a fund of funds.(2)
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(2)
This fund will be available on or about June 13, 2016. Consult your registered representative.
•	LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(2)
This fund will be available on or about June 13, 2016. Consult your registered representative.
•	LVIP Blended Core Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(3)
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Service Class): Long-term growth of capital in a manner consistent with the preservation of capital.(3)
•	LVIP Blended Mid Cap Managed Volatility Fund (Service Class): Capital appreciation.(3)
•	LVIP Delaware Bond Fund (Service Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return.
•	LVIP Dimensional International Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.(3)
•	LVIP Dimensional/Vanguard Total Bond Fund (Service Class): Total return consistent with the preservation of capital; a fund of funds.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Service Class): Long-term capital growth.(3)
•	LVIP Franklin Templeton Value Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(3)
•	LVIP Global Conservative Allocation Managed Risk Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.(2)
•	LVIP Global Growth Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.(2)
•	LVIP Global Income Fund (Service Class): Current income consistent with the preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.(2)
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Service Class): Capital appreciation and current income; a fund of funds.(3)
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Service Class): Long-term capital appreciation.(3)
•	LVIP MFS International Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(3)
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.(3)
•	LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP Select Core Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(3)
•	LVIP SSGA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.(3)
•	LVIP SSGA International Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(3)

•	LVIP SSGA Large Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(3)
•	LVIP SSGA SMID Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.(3)
•	LVIP U.S. Growth Allocation Managed Risk Fund (Service Class): High level of current income and growth of capital, with an emphasis on growth of capital.(2)
(1)	Investments in Delaware Investments VIP Series or LVIP Delaware Funds managed by Delaware Management Company, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds, the repayment of capital from the Series or Funds, or any particular rate of return. In addition, performance is not guaranteed with respect to any of the other funds offered under the contract.
(2)	The fund’s risk management style is not a guarantee, and the fund’s shareholders may experience losses. The fund employs hedging strategies designed to provide for downside protection during sharp downward movements in equity markets. The use of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other un-hedged funds and the effectiveness of such strategies may be impacted during periods of rapid or extreme market events.
(3)	The fund’s managed volatility strategy is not a guarantee, and the fund’s shareholders may experience losses. The fund employs hedging strategies designed to reduce overall portfolio volatility. The use of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to un-hedged funds and the effectiveness of such strategies may be impacted during periods of rapid or extreme market events.
Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and

•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, portfolio rebalancing, and automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and electronic fund transfer services.
The risks we assume include:
•	the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
•	the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:
Guarantee of Principal Death Benefit
Mortality and expense risk charge	0.60%
Administrative charge	0.15%
Total annual charge for each Subaccount*	0.75%
Rider Charges
A fee or expense is also deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.
Guaranteed Benefit Charge. While this rider is in effect, there is a charge for Guaranteed Benefit. The current annual rider charge rate is 1.00% (0.25% quarterly).
The charge is based on the Income Base (which is established at contract issue) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to The Contracts – Living Benefit Riders – Guaranteed Benefit – Income Base for a discussion and example of the impact of the changes to the Income Base.
Since the Automatic Annual Step-up could increase your Income Base every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 2.00%. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the Income Base immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.
The annual rider charge rate will increase to the then current rider charge rate not to exceed the guaranteed maximum annual charge rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt out of this rider charge rate increase. See The Contracts – Living Benefit Riders – Guaranteed Benefit – Income Base.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage.
If the Contract Value is reduced to zero while the Contractowner is receiving a Guaranteed Annual Income, no further rider charge will be deducted.
i4LIFE® Advantage Charge. i4LIFE® Advantage is subject to a daily charge that is based on your Account Value. The initial Account Value is your contract value on the valuation date i4LIFE® Advantage becomes effective, less any applicable premium taxes. During the Access Period, your Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as withdrawals.
The annual i4LIFE® Advantage charge rate during the Access Period is: 1.05% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; During the Lifetime Income Period, the charge rate is 0.95%. This rate consists of a mortality and expense risk charge, and an administrative charge. This charge rate replaces the Separate Account Annual Expenses for the base contract. If i4LIFE® is elected at any point after the contract has been issued, i4LIFE® will become effective as of the next valuation date after we receive a completed election form in good order at our Home Office. We will begin deducting the charge at that time. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period.
i4LIFE® Advantage with Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE® Advantage is subject to a current annual charge rate of 0.75% of the Account Value for the single life option and 0.95% of the Account Value for the joint life option, which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 1.80% for the single life option and 2.00% for the joint life option of the i4LIFE® Advantage Guarantee of Principal Death Benefit.
The Guaranteed Income Benefit charge rate will not change until there is an automatic step up of the Guaranteed Income Benefit during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE® Advantage section of this prospectus). At the time of the step-up, the Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 2.00% of the Account Value (the i4LIFE® Advantage charge rate will not change). If we automatically administer the step-up for you and your charge rate is increased, we will notify you in writing. You may contact us at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive notice of your request to reverse the step-up, on a going forward basis we will decrease the charge rate to the charge rate in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge rate so that you may give us timely notice if you wish to reverse a step-up.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue as long as i4LIFE® Advantage is in effect.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
Other Charges and Deductions
The mortality and expense risk and administrative charge rate of 0.65% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
Additional Information
The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The Contracts
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.
Since you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth. In addition, this contract may be more expensive than the product that was previously purchased in your qualified plan, even if the underlying investments are similar. By rolling out of the qualified plan and purchasing this IRA contract, you will no longer have the plan trustee to look after your interests and certain features, such as loans, will not be available to you.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a contract described in this prospectus. Surrender charges may be imposed on your existing contract. A registered representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment must be made using Rollover Money from a qualified plan. Additional Purchase Payments may be made with qualified money from any qualified source. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) in which you are the Contractowner, joint owner, or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first. Upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts.
These restrictions and limitations mean that you will be limited in your ability to increase your Contract Value (or Account Value under i4LIFE® Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under i4LIFE® Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. Please contact your registered representative and refer to the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider. State variations may apply.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Purchase Payments allocated to the variable side of the contract are placed into the VAA’s Subaccounts, according to your instructions. You may also allocate Purchase Payments to the fixed account, if available.
The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a fixed account is $2,000, subject to state approval.

If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order after market close, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative’s broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer after market close, then we will use the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer among Subaccounts involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.
Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE® Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE® Advantage Account Value). See i4LIFE® Advantage.
The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.
A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.

There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the Contract Value from a fixed account to the Subaccount(s) subject to the following restrictions:
•	total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions

(which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.
These provisions also apply during the i4LIFE® Advantage Lifetime Income Period. See i4LIFE® Advantage.
Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications.
As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular rider. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.

The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Additional Services
These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS) and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain Subaccounts into the Subaccounts on a monthly basis or in accordance with other terms we make available.
You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made under the contract. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. If you have chosen DCA from one of the Subaccounts, only the amount allocated to that DCA program will be transferred. Investment gain, if any, will remain in that Subaccount unless you reallocate it to one of the other Subaccounts. If you are enrolled in automatic rebalancing, this amount may be automatically rebalanced based on your allocation instructions in effect at the time of rebalancing. DCA does not assure a profit or protect against loss.
The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value. Withdrawals under AWS will be noted on your quarterly statement. AWS is also available for amounts allocated to the fixed account, if applicable.
Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.
Only one of the two additional services (DCA and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and portfolio rebalancing running simultaneously. We reserve the right to discontinue any or all of these administrative services at any time.
Death Benefit Before the Annuity Commencement Date
If the Contractowner or Annuitant dies prior to the Annuity Commencement Date, a Guarantee of Principal Death Benefit may be payable. If you have elected i4LIFE® Advantage, a different Death Benefit option will apply. If the Contractowner is a corporation or other non-individual, the death of the Annuitant will be treated as the death of the Contractowner.

You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary. You may pre-select an annuity payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option.
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way, the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.
Only the Contract Value as of the Valuation Date we approve the payment of the death claim is available as a Death Benefit if a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant. If your Contract Value equals zero, no Death Benefit will be paid.
The Guarantee of Principal Death Benefit paid to your designated Beneficiary will be the greater of:
1.	The Contract Value on the Valuation Date the Death Benefit is approved by us for payment; or
2.	The sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Guaranteed Benefit may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See The Contracts — Guaranteed Benefit).
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
1.	If any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
2.	If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy.
If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Investment Requirements
As long as either the Guaranteed Benefit rider or i4LIFE® Advantage with the Guaranteed Income Benefit rider is in effect, you will be subject to Investment Requirements. This means you will be limited in how much you can invest in certain Subaccounts of your contract. You must comply with the Investment Requirements during the period of time you own the rider (the minimum time period for ownership, if any, is specified in the termination section of each rider). After that period, if you no longer comply with the Investment Requirements, the rider will be terminated.
Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The success of the adviser’s risk management strategy depends, in part, on the adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. There is no guarantee that the strategy can achieve or maintain the fund’s optimal risk targets. The fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the adviser may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the fund may not perform as expected.
These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. Our financial interest in reducing loss and the volatility of overall Contract Values, in light of our obligations to provide benefits under the riders, may be deemed to present a potential conflict of interest with respect to the interests of Contractowners. In addition, any negative impact to the underlying funds as a result of the risk management strategies may limit Contract Values, which in turn may limit your ability to achieve step-ups of the benefit base under a Living Benefit Rider. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
We have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.
You can select the percentages of Contract Value (or Account Value if i4LIFE® Advantage Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the LVIP SSGA Bond Index Fund as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or
2.	take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.
At this time, the Subaccount groups are as follows:
Group 1 Investments must be at least 30% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 2 Investments cannot exceed 70% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)	Group 3 Investments cannot exceed 10% of Contract Value or Account Value (if i4LIFE® Advantage Guaranteed Income Benefit is in effect)
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund	LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Blended Core Equity Managed Volatility Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Value Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Invesco Select Equity Managed Volatility Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP MFS International Equity Managed Volatility Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP Select Core Equity Managed Volatility Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA SMID Cap Managed Volatility Fund
	LVIP U.S. Growth Allocation Managed Risk Fund	No Subaccounts at this time.
The fixed accounts are not available with these riders.
As an alternative to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the funds listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these funds, then the funds listed below that are also listed in Group 1 will be subject to Group 1 restrictions. Any remaining funds listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	Delaware VIP Diversified Income Series
•	Delaware VIP Limited-Term Diversified Income Series

•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
Living Benefit Riders
The optional Living Benefit Riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Guaranteed Benefit) or a minimum Annuity Payout (i4LIFE® Advantage Guaranteed Income Benefit). You may not elect more than one Living Benefit Rider at any one time. Upon election of a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without the Guaranteed Income Benefit).
Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased.
The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.
The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract’s effective date.
Guaranteed Benefit
The Guaranteed Benefit, a Living Benefit Rider, provides:
•	Guaranteed lifetime periodic withdrawals (for you and your spouse if joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base;
•	Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base;
•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
Please note any withdrawals made prior to the Annuitant’s age 60 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner’s bank account (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero.
The Guaranteed Benefit rider is part of your annuity contract at the time of issue. You must have this rider on your contract to maintain the guarantees carried over from the Lincoln contract issued to your employer’s plan. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. If you elected a measuring life option (single or joint) under the Lincoln group annuity contract issued to your employer’s plan, that same election must be made in this contract. Otherwise you must elect the measuring life option when you purchase this contract. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. At the time this contract is purchased, we will calculate the initial Income Base, based on the guarantees provided in the Lincoln group annuity contract issued to your plan. The Income Base will be increased by subsequent Purchase Payments, Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the Annuitant reaches age 60. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.
Withdrawals in excess of the Guaranteed Annual Income amount or that are made prior to the Annuitant’s age 60 or that are not payable to the original Contractowner or original Contractowner’s bank account are defined as Excess Withdrawals. Excess Withdrawals may significantly reduce your Income Base and your Guaranteed Annual Income payments by an amount greater than the dollar amount of the Excess Withdrawal and may terminate the rider and the contract if the Income Base is reduced to zero. These options are discussed below in detail.
Availability. The Contractowner/Annuitant as well as the spouse under the joint life option must be under age 86 at the time this rider is elected.
The Guaranteed Benefit will limit your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements. In addition, the fixed account is not available. See Investment Requirements.
The rider will be effective on the contract’s effective date.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. We will calculate the initial Income Base based on the guarantees provided in the Lincoln group annuity contract issued to your plan. Any additional amounts deposited into the contract at the time this contract is purchased will be added to this calculated Income Base. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives. See The Contracts – Guaranteed Benefit.
If you were already receiving a guaranteed annual amount from your employer’s Lincoln group annuity contract, then we will calculate the initial Income Base to an amount that will provide this same level of annual income under this contract based on your age (or the age of the younger spouse if the joint life option is in effect) on the effective date of this rider.
If you had not begun to receive a guaranteed annual amount from your employer’s Lincoln group annuity contract and the single life option is elected, then we will calculate the initial Income Base that will provide the same annual amount that you would have received at the age you were eligible to receive a non-reduced annual guaranteed amount in accordance with the terms of your employer’s plan. If you elect the joint life option, the rates will be based on the age of the younger spouse and a reduction will be applied to cover both lives. In all cases, if your initial rollover amount is larger than this calculated Income Base, your Income Base will equal the rollover amount.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. After additional Purchase Payments exceed $100,000, the charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.
Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments and Automatic Annual Step-ups are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions – Guaranteed Benefit Charge.
Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including the rider charge), plus any Purchase Payments made on that date is equal to or greater than the Income Base.

Each time the Income Base is stepped up to the current Contract Value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions –Rider Charges – Guaranteed Benefit Charge.
The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.
If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. You may not opt-out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.
Following is an example of how the Automatic Annual Step-ups will work (assuming no withdrawals or additional purchase payments):
	Contract Value	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	$50,000	N/A
1st Benefit Year Anniversary	$54,000	$54,000	Yes
2nd Benefit Year Anniversary	$53,900	$54,000	No
3rd Benefit Year Anniversary	$57,000	$57,000	Yes
4th Benefit Year Anniversary	$64,000	$64,000	Yes
Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. Generally, under both the single life and joint life options, the Contractowner must be age 60 before Guaranteed Annual Income withdrawals can begin.
The initial Guaranteed Annual Income amount is calculated upon purchase of this product. If you are under age 60 at time this product is purchased, the initial Guaranteed Annual Income amount will be zero. The only exception to this occurs if the participant elected a joint life option under the employer’s plan and a surviving spouse does a rollover to this individual contract after a death or a former spouse owns this contract pursuant to a qualified domestic relations order and the terms of the prior annuity contract. The surviving or former spouse can elect a single life option with the joint life rates to begin withdrawals. If you are age 60 or older at the time of purchase, the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. The specified percentage of the Income Base will be based on your age (or younger of you and your spouse if the joint life option is elected). Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase this product at age 60, your Guaranteed Annual Income percentage is 4%. If you waited until you were 66 (single life option) to make your first withdrawal, your Guaranteed Annual Income percentage would be 4.50%. After the first Benefit Anniversary, we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year Anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been an Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
Guaranteed Annual Income Percentages by Ages
Age (single life option)	Guaranteed Annual Income amount percentage (single life option)
60-64	4.00%
65-69	4.50%
70+	5.00%

Age (joint life option – younger of you or your spouse’s age)	Guaranteed Annual Income amount percentage (joint life option)*
45-54	2.50%
55-59	3.00%
60-64	3.50%
65-69	4.00%
70-74	4.50%
75+	5.00%
*If the joint life option was elected under the employer’s Lincoln Group annuity contract, these rates are also available to, 1) a surviving spouse or a participant who does a rollover to this contract upon the death of one of the covered lives or 2) an ex-spouse who owns this contract pursuant to a qualified domestic relations order and wishes to begin withdrawals of the Guaranteed Annual Income amounts.
If your Contract Value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse’s life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider and contract will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value.
The following example shows the calculation of the Guaranteed Annual Income amount and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The Contractowner is age 60 (4% Guaranteed Annual Income percentage for single life option) on the rider’s effective date, and has a rollover of $200,000 into the contract:
Contract Value on the rider's effective date	$200,000
Income Base on the rider's effective date	$200,000
Initial Guaranteed Annual Income amount on the rider's effective date ($200,000 x 4%)	$8,000
Contract Value six months after rider's effective date	$210,000
Income Base six months after rider's effective date	$200,000
Withdrawal six months after rider's effective date when Contractowner is still age 60	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Income Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on first Benefit Year anniversary	$205,000
Income Base on first Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on first Benefit Year anniversary ($205,000 x 4%)	$8,200
During the first year, the Automatic Annual Step-up increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider’s effective date the Guaranteed Annual Income amount is $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
After the first anniversary once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without the Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.
Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount, after the Income Base is adjusted by an Automatic Annual Step-up, will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to the Annuitant’s age 60 or that are not payable to the original Contractowner or original Contractowner’s bank account.
When an Excess Withdrawal occurs:

1.	The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and
2.	The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).
We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value. The Contractowner who is age 67 (single life option) makes a $12,000 withdrawal which causes a $12,369.83 reduction in the Income Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,825 (4.5% of the Income Base of $85,000)
After a $12,000 Withdrawal ($3,825 is within the Guaranteed Annual Income amount, $8,175 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,825 and the Income Base is not reduced:
Contract Value = $56,175 ($60,000 - $3,825)
Income Base = $85,000
The Contract Value is also reduced by the $8,175 Excess Withdrawal and the Income Base is reduced by 14.55274%, the same proportion that the Excess Withdrawal reduced the $56,175 Contract Value ($8,175 ÷ $56,175)
Contract Value = $48,000 ($56,175 - $8,175)
Income Base = $72,630.17 ($85,000 x 14.55274% = $12,369.83; $85,000 - $12,369.83 = $72,630.17).
Guaranteed Annual Income amount = $3,268.36 (4.5% of $72,630.17 Income Base)
On the following Benefit Year anniversary:
Contract Value = $43,000
Income Base = $72,630.17
Guaranteed Annual Income amount = $3,268.36 (4.5% x $72,630.17)
In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract; and
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).
If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.
Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE® Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value.
The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.
The final payment is a one-time lump-sum payment. The final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. The Guaranteed Benefit has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowner or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the Guaranteed Benefit does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, the Guaranteed Benefit will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Guaranteed Benefit if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.
Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse. The Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Guaranteed Benefit will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).
As an alternative, after the first death, the surviving spouse if under age 86 may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.
Termination. The Contractowner may terminate the rider at any time by notifying us in writing of the request to terminate or by failing to adhere to the Investment Requirements. Guaranteed Benefit will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable); or
•	on the election of i4LIFE® Advantage; or
•	upon the death under the single life option or the death of the surviving spouse under the joint life option; or
•	when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal; or
•	upon change of ownership of the contract; or
•	if an Excess Withdrawal causes the Income Base to be reduced to zero; or
•	upon surrender of the contract; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. Withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payments option of the Guarantee of Principal Death Benefit on a dollar for dollar basis. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value.
The following example demonstrates how a withdrawal will reduce the Guarantee of Principal Death Benefit:
Contract Value before withdrawal $80,000
Guaranteed Annual Income amount $5,000
Values before withdrawal is the greater of a) or b) described in detail in this prospectus:
a)	Contract Value $80,000

b)	Sum of Purchase Payments $100,000
Withdrawal of $9,000 will impact the Death Benefit calculation as follows:
a)	$80,000 - $9,000 = $71,000 (reduction $9,000)
b)	$100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)
$95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Proportional reduction of Excess Withdrawal. Total reduction = $10,067.
Item b) provides the largest Death Benefit of $89,933.
i4LIFE® Advantage
i4LIFE® Advantage (the Variable Annuity Payout Option rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase the i4LIFE® Advantage Guaranteed Income Benefit for an additional charge. See Charges and Other Deductions – i4LIFE® Advantage Charge. The election of i4LIFE® Advantage will terminate any Guaranteed Income Benefit.
i4LIFE® Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE® Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is subject to a charge while the i4LIFE® Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions – i4LIFE® Advantage Charges.
i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at any time before any other Annuity Payout option under this contract is elected by sending a written request to our Home Office. You may not elect i4LIFE® Advantage if the Guaranteed Benefit is in effect. When you elect i4LIFE® Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 59½ or older at the time the option is elected. i4LIFE® Advantage with the Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on nonqualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless the i4LIFE® Advantage Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Transfers on or before the Annuity Commencement Date.
Access Period. At the time you elect i4LIFE® Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.
We will establish the minimum (currently 5 years) and maximum (currently, the length of time between your current age and age 100) Access Periods at the time you elect i4LIFE® Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the

Access Period subject to Home Office approval. Additional restrictions may apply if you are under 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE® Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE® Advantage.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective , less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE® Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the Assumed Investment Return (AIR). These choices will influence the amount of your Regular Income Payments.
If you do not choose a payment frequency, the default is a monthly frequency. The Regular Income Payments will be recalculated once per year, at the beginning of each calendar year. You also choose the AIR. AIR rates of 3%, 4%, 5%, or 6% may be available. The higher the AIR you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes to the Access Period can only be made on Periodic Income Commencement date anniversaries.
For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1,000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1,000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the AIR to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the AIR, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the AIR, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the AIR, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the AIR, the Regular Income Payment will decrease by approximately 3%.
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Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For qualified contracts, if the Annuitant (and Secondary Life) dies during the Access Period, i4LIFE® Advantage (and any Guaranteed Income Benefit if applicable) will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, AIR and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1,000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
i4LIFE® Advantage Death Benefits
i4LIFE® Advantage Guarantee of Principal Death Benefit. The i4LIFE® Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
•	the Account Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal Death Benefit option prior to that election.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals and premium taxes, if any.
The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:
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i4LIFE® Advantage Guarantee of Principal Death Benefit	$200,000
Total i4LIFE® Regular Income Payment	$25,000
Additional Withdrawal	$15,000	($15,000/$150,000=10% withdrawal)
Account Value at the time of Additional Withdrawal	$150,000
Death Benefit Value after i4LIFE® Regular Income Payment = $200,000 - $25,000 = $175,000
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500
The Regular Income Payments reduce the Death Benefit by $25,000 and the additional withdrawal causes a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.
General Death Benefit Provisions. Following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.
On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Guaranteed Income Benefit with i4LIFE® Advantage
A Guaranteed Income Benefit is available for purchase when you elect i4LIFE® Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.
Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
There is no guarantee that the i4LIFE® Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders.
i4LIFE® Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE® Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE® Advantage Guaranteed Income Benefit at the time you purchase i4LIFE® Advantage by indicating that you do not want the i4LIFE® Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE® Advantage.
The i4LIFE® Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE® Advantage – General i4LIFE® Provisions for an example.
Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value, based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages of the Account Value and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the table below.
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Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Income Base	Age (younger of you and your spouse’s age)	Percentage of Account Value or Income Base
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – under 59½	3.50%	55 – under 59½	3.50%
59½ - 64	4.00%	59½ – 69	4.00%
65 – 69	4.50%	70 – 74	4.50%
70 – 79	5.00%	75 – 79	5.00%
80+	5.50%	80+	5.50%
If the amount of your i4LIFE® Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value). This payment will be made from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations.
If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first Regular Income Payment in the next calendar year following the Periodic Income Commencement Date.
The following example illustrates how the initial Guaranteed Income Benefit is calculated for a 60-year old Contractowner and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.0% for a 60-year old (single life) per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts – i4LIFE® Advantage-Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.
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1/1/2013 Amount of initial Regular Income Payment	$4,801
1/1/2013 Account Value at election of Guaranteed Income Benefit	$100,000
1/1/2013 Initial Guaranteed Income Benefit (4.0% times $100,000 Account Value)	$4,000
1/1/2014 Recalculated Regular Income Payment	$6,000
1/1/2014 Guaranteed Income Benefit after step-up (75% of $6,000)	$4,500
The Contractowner’s Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.
At the time of a step-up of the Guaranteed Income Benefit the i4LIFE® Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE® Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.
Impacts to i4LIFE® Advantage Regular Income Payments. When you select the i4LIFE® Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
•	A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
•	The minimum Access Period required for Guaranteed Income Benefit is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit.
•	The maximum Access Period available is to age 115 for nonqualified contracts; to age 100 for qualified contracts.
If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced, but the i4LIFE® Advantage Guaranteed Income Benefit will not be affected. If you choose to shorten your Access Period, the i4LIFE® Advantage with Guaranteed Income Benefit will terminate.
The i4LIFE® Advantage Guaranteed Income Benefit will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payments will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.
Availability. The Guaranteed Income Benefit is available with qualified (IRAs and Roth IRAs) annuity contracts. The contractowner must be under age 81 for qualified contracts at the time this rider is elected.
Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters.
The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:
i4LIFE® Regular Income Payment before additional withdrawal	$1,200
Guaranteed Income Benefit before additional withdrawal	$900
Account Value at time of additional withdrawal	$150,000
Additional withdrawal	$15,000	(a 10% withdrawal)
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Reduction in Guaranteed Income Benefit for additional withdrawal = $900 x 10% = $90
Guaranteed Income Benefit after additional withdrawal = $900 - $90 = $810
Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made.
Termination. For IRA annuity contracts, you may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice. Upon termination, the i4LIFE® Advantage charge will end and the Separate Account Annual Expenses for the Death Benefit you have elected will resume. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualifed contracts, you may not terminate i4LIFE® Advantage once you have elected it.
Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Guaranteed Benefit may elect to annuitize their Income Base under the Guaranteed Annual Income Amount Annuity Payout Option.
The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantageor the Guaranteed Annual Income Amount Annuity Payout Option under the Guaranteed Benefit.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.
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Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	The Contract Value on the Annuity Commencement Date, less applicable premium taxes;
•	The annuity tables contained in the contract;
•	The annuity option selected; and
•	The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
Annuity Payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your registered representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Fixed Side of the Contract
Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to
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the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account.
ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.
The fixed account is not currently available.
Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information.
Small Contract Surrenders
We may surrender your contract, in accordance with the laws of your state if:
•	your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
•	no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal .
This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.
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Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into a selling agreement with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. While the Principal Underwriter has the legal authority to make payments to LFN, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties. We pay LFD a wholesaling allowance for distribution of the contract.
Compensation Paid to LFN. No commissions are paid to LFN in connection with the sale of this contract. However, Lincoln Life pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN’s management team; advertising expenses; and all other expenses of distributing the contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses and insurance benefits that we may provide jointly with LFN. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services. The payment of bonuses to the registered representatives and their managers may provide them incentives to recommend the contract for purchase. You may wish to take such payment arrangement into account when considering and evaluating any recommendation relating to the contract. Additional information relating to compensation paid in 2015 is contained in the SAI.
Compensation Paid to Other Parties. A marketing expense allowance is paid to American Funds Distribution (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of Purchase Payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-800-4LINCOLN (454-6265).
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.
Types of Qualified Contracts and Terms of Contracts
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Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Beginning January 1, 2012, our individual variable annuity products are no longer available for use in connection with all other qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA and Roth IRA arrangements.
We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
Tax Deferral on Earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the tax law must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with IRS regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The annuity commencement date must not occur near the end of the annuitant’s life expectancy.
Investments in the VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered “adequately diversified.”
Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example,
•	Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified retirement plan and the plan Participant’s specific circumstances (e.g., the Participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70 ½ or retire, if later as described below.
•	Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 ½. Other qualified plans may allow the Participant to take required distributions upon the later of reaching age 70 ½ or retirement.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
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The Federal income tax rules generally include distributions from a qualified contract in the Participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions (RMDs)
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 ½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 ½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit, if any, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The tax code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The tax code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the tax law)
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Taxation of Death Benefits
We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your Beneficiaries. If your spouse is your Beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse Beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 (“PPA”) permits non-spouse Beneficiary rollovers to an “inherited IRA” (effective January 1, 2007).
Transfers and Direct Rollovers
As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.
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The IRS issued Announcement 2014-15 following the Tax Court’s decision in Bobrow v. Commissioner, T.C. Memo. 2014-21. In the Announcement, the IRS stated its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Special Considerations for Same-Sex Couples
The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Nonqualified Annuity Contracts
A nonqualified annuity is a contract not issued in connection with an IRA or a qualified retirement plan receiving special tax treatment under the tax code. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.
Our Tax Status
Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion
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as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2340, Fort Wayne, IN 46801-2340. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or rider charges;
•	any rebalancing event under Investment Requirements or the portfolio rebalancing service;
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service; and
•	Regular Income Payments from i4LIFE® Advantage.
Cyber Security
We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which
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may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
46

Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account C
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P Index
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below:
Statement of Additional Information Request Card
Multi-Fund® 5 Retirement Annuity
Lincoln National Variable Annuity Account C

Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account C Multi-Fund® 5 Retirement Annuity.
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Mail to The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340.
47

Multi-Fund® 5 Retirement Annuity
Lincoln National
Variable Annuity Account C  (Registrant)
The Lincoln National Life Insurance Company  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Multi-Fund® 5 Retirement Annuity prospectus of Lincoln National Variable Annuity Account C dated May 1, 2016. You may obtain a copy of the Multi-Fund® 5 Retirement Annuity prospectus on request and without charge. Please write Multi-Fund® Customer Service, The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46802, or call 1-800-4LINCOLN (454-6265).

This SAI is not a prospectus.
The date of this SAI is May 1, 2016.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln National Variable Annuity Account C as of December 31, 2015 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2015; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $53,313,575, $51,243,052 and $52,627,712 to LFN and Selling Firms in 2013, 2014 and 2015 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.

In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table “a” Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return (AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.
Annuitant	Male, Age 65
Secondary Life	Female, Age 63
Purchase Payment	$200,000.00
Regular Income Payment Frequency	Annual
AIR	4.0%
Hypothetical Investment Return	4.0%

	20-year Access Period	30-Year Access Period
Regular Income Payment	$10,493.94	$9,952.72
A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,444.55 with the 20-year access period and $8,957.45 with the 30-year access period.

At the end of the 20-year access period, the remaining Account Value of $113,236 (assuming no withdrawals) will be used to continue the $10,493.94 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. At the end of the 30-year access period, the remaining Account Value of $68,154 (assuming no withdrawals) will be used to continue the $9,952.72 Regular Income Payment during the lifetime income period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the lifetime income period will vary with the investment performance of the underlying funds).
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in

AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value, allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2015 financial statements of the VAA and the December 31, 2015 consolidated financial statements of Lincoln Life appear on the following pages.

The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2015 and 2014

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2015 and 2014, and the related consolidated statements of comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2015.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Company’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2015 and 2014, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

March 31, 2016

1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2015	2014
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2015 – $81,196; 2014 – $78,039)	$84,072	$85,421
Variable interest entities’ fixed maturity securities (amortized cost: 2015 – $596; 2014 – $587)	598	598
Equity securities (cost: 2015 – $226; 2014 – $216)	237	231
Trading securities	1,762	1,966
Mortgage loans on real estate	8,513	7,387
Real estate	13	14
Policy loans	2,520	2,645
Derivative investments	1,485	1,763
Other investments	1,588	1,551
Total investments	100,788	101,576
Cash and invested cash	2,400	3,224
Deferred acquisition costs and value of business acquired	9,493	8,155
Premiums and fees receivable	379	480
Accrued investment income	1,034	1,016
Reinsurance recoverables	7,100	6,926
Reinsurance related embedded derivatives	95	-
Funds withheld reinsurance assets	635	655
Goodwill	2,273	2,273
Other assets	4,872	3,940
Separate account assets	123,619	125,265
Total assets	$252,688	$253,510

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$19,893	$19,225
Other contract holder funds	76,483	74,561
Short-term debt	90	2
Long-term debt	2,745	2,662
Reinsurance related embedded derivatives	-	109
Funds withheld reinsurance liabilities	4,478	4,441
Deferred gain on business sold through reinsurance	144	220
Payables for collateral on investments	4,565	4,311
Variable interest entities’ liabilities	4	13
Other liabilities	5,781	5,804
Separate account liabilities	123,619	125,265
Total liabilities	237,802	236,613

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	10,677	10,652
Retained earnings	3,118	3,066
Accumulated other comprehensive income (loss)	1,091	3,179
Total stockholder’s equity	14,886	16,897
Total liabilities and stockholder’s equity	$252,688	$253,510

See accompanying Notes to Consolidated Financial Statements

2

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2015	2014	2013
Revenues
Insurance premiums	$2,825	$2,371	$2,339
Fee income	4,960	4,608	4,008
Net investment income	4,611	4,648	4,561
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(75)	(25)	(75)
Portion of loss recognized in other comprehensive income	25	10	10
Net other-than-temporary impairment losses on securities recognized in earnings	(50)	(15)	(65)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(172)	(509)	122
Total realized gain (loss)	(222)	(524)	57
Amortization of deferred gain on business sold through reinsurance	69	69	69
Other revenues	440	867	426
Total revenues	12,683	12,039	11,460
Expenses
Interest credited	2,472	2,492	2,468
Benefits	4,529	4,354	3,613
Commissions and other expenses	4,109	3,876	3,526
Interest and debt expense	105	103	93
Total expenses	11,215	10,825	9,700
Income (loss) before taxes	1,468	1,214	1,760
Federal income tax expense (benefit)	295	220	431
Net income (loss)	1,173	994	1,329
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	(2,090)	1,752	(2,424)
Funded status of employee benefit plans	2	(3)	(6)
Total other comprehensive income (loss), net of tax	(2,088)	1,749	(2,430)
Comprehensive income (loss)	$(915)	$2,743	$(1,101)

See accompanying Notes to Consolidated Financial Statements

3

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2015	2014	2013

Common Stock
Balance as of beginning-of-year	$10,652	$10,636	$10,620
Stock compensation/issued for benefit plans	25	16	16
Balance as of end-of-year	10,677	10,652	10,636

Retained Earnings
Balance as of beginning-of-year	3,066	2,778	2,089
Net income (loss)	1,173	994	1,329
Dividends declared	(1,121)	(706)	(640)
Balance as of end-of-year	3,118	3,066	2,778

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	3,179	1,430	3,860
Other comprehensive income (loss), net of tax	(2,088)	1,749	(2,430)
Balance as of end-of-year	1,091	3,179	1,430
Total stockholder’s equity as of end-of-year	$14,886	$16,897	$14,844

See accompanying Notes to Consolidated Financial Statements

4

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2015	2014	2013
Cash Flows from Operating Activities
Net income (loss)	$1,173	$994	$1,329
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(176)	(535)	(539)
Trading securities purchases, sales and maturities, net	143	310	131
Change in premiums and fees receivable	101	(56)	(42)
Change in accrued investment income	(18)	(14)	(16)
Change in future contract benefits and other contract holder funds	868	1,407	(232)
Change in reinsurance related assets and liabilities	(1,060)	(960)	68
Change in federal income tax accruals	170	48	437
Realized (gain) loss	222	524	(57)
Amortization of deferred gain on business sold through reinsurance	(69)	(69)	(69)
Proceeds from reinsurance recapture	-	422	-
Change in cash management agreement investment	351	329	(29)
Other	45	249	(85)
Net cash provided by (used in) operating activities	1,750	2,649	896

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(8,858)	(8,306)	(11,002)
Sales of available-for-sale securities	1,329	1,120	954
Maturities of available-for-sale securities	4,265	4,984	5,952
Purchases of other investments	(13,868)	(5,013)	(2,481)
Sales or maturities of other investments	13,104	4,411	2,494
Increase (decrease) in payables for collateral on investments	254	1,446	(1,256)
Proceeds (outflows) from business ceded, recaptured and novated	-	(3)	(22)
Proceeds from sale of subsidiary/business	75	-	-
Other	(80)	(82)	(95)
Net cash provided by (used in) investing activities	(3,779)	(1,443)	(5,456)

Cash Flows from Financing Activities
Payment of long-term debt, including current maturities	(4)	-	-
Issuance of long-term debt, net of issuance costs	-	-	311
Issuance (decrease) in short-term debt	88	(49)	23
Proceeds from sales leaseback transaction	47	83	-
Deposits of fixed account values, including the fixed portion of variable	10,745	10,363	10,466
Withdrawals of fixed account values, including the fixed portion of variable	(6,062)	(5,775)	(5,230)
Transfers to and from separate accounts, net	(2,474)	(2,509)	(3,001)
Common stock issued for benefit plans and excess tax benefits	(14)	(19)	(17)
Dividends paid to common and preferred stockholders	(1,121)	(706)	(640)
Net cash provided by (used in) financing activities	1,205	1,388	1,912

Net increase (decrease) in cash and invested cash	(824)	2,594	(2,648)
Cash and invested cash as of beginning-of-year	3,224	630	3,278
Cash and invested cash as of end-of-year	$2,400	$3,224	$630

See accompanying Notes to Consolidated Financial Statements

5

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). We also own several non-insurance companies, including Lincoln Financial Distributors and Lincoln Financial Advisors, LNC’s wholesaling and retailing business units, respectively.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 22 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as

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opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

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The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of

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securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information

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about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.    We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess

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carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of

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change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”),  variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include investment margins, mortality,

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retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief provided by or to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit’s fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit’s goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs, assets under capital leases, guaranteed living benefit (“GLB”) reserves embedded derivatives, other prepaid expenses and deferred losses on business sold through reinsurance.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.

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Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed reinsurance transactions in 2012 and 2014 whereby we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 7, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield

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assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.50%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2015 and 2014, participating policies comprised approximately 1% of the face amount of business in force, and dividend expenses were $67 million, $64 million and $62 million for the years ended December 31, 2015,  2014 and 2013, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL’s short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Deferred Gain on Business Sold Through Reinsurance

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. (“Swiss Re”) in December 2001 through a series of indemnity reinsurance transactions.  We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company.  We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

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Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTI of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments, proceeds from reinsurance recaptures and communications sales recognized as earned, net of agency and representative commissions.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2013 through 2015 ranged from 1% to 10%.

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Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

Discontinued Operations

The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in income (loss) from discontinued operations, net of federal income taxes, if the disposal represents a strategic shift that has, or will have, a major effect on our consolidated financial condition and results of operations.

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2.    New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standard Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-01, Accounting for Investments in Qualified Affordable Housing Projects

This standard permits an entity to make an accounting policy to use the proportional amortization method of accounting to recognize investments in qualified affordable housing projects, if certain conditions are met. Under the proportional amortization method, an entity amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in the income statement as a component of income tax expense (benefit). Entities that previously applied the effective yield method to investments in qualified affordable housing prior to the adoption of this standard may continue to apply the effective yield method to those pre-existing investments.

		January 1, 2015	The adoption of this ASU did not have an effect on our consolidated financial condition and results of operations.
ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

This standard changes the requirements for reporting discontinued operations.  The disposal of a component of an entity must be reported as a discontinued operation if the disposal represents a strategic shift that has a major effect on an entity’s operations and financial results. The amendments also require entities to provide new disclosures about a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation.  Early adoption is permitted, but only for disposals that have not been reported in financial statements previously issued or available for issuance.

		Early adopted as of October 1, 2014	We applied the guidance in this standard to our sale of Lincoln Financial Media (“LFM”) in the fourth quarter of 2014. For more information regarding our sale of LFM see Note 3.
ASU 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures

This standard eliminates a distinction in current GAAP related to certain repurchase agreements, and amends current GAAP to require repurchase-to-maturity transactions and linked repurchase financings to be accounted for as secured borrowings; consistent with the accounting for other repurchase agreements.  The standard also includes new disclosure requirements related to transfers accounted for as sales that are economically similar to repurchase agreements and information about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings.  The new disclosures are not required for comparative periods before the effective date.

		January 1, 2015, except for disclosures related to collateral pledged that were adopted for the interim period ended June 30, 2015	The adoption of this ASU did not have an effect on our consolidated financial condition and results of operations.

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Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers & ASU 2015- 14, Revenue from Contracts with Customers; Deferral of the Effective Date

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Retrospective application is required.  After performing extensive outreach, the FASB decided to delay the effective date of ASU 2014-09 for one year.  Early application is permitted but only for annual reporting periods beginning after December 15, 2016.

January 1, 2018

We will adopt the accounting guidance in this standard for non-insurance related products and services, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.

ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.  Early adoption of this standard is permitted, and application is under a modified retrospective basis to existing hybrid financial instruments that are within the scope of the standard.

		January 1, 2016	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2015-02, Amendments to the Consolidation Analysis

This standard is intended to improve consolidation accounting guidance related to limited partnerships, limited liability corporations and securitization structures.  The new standard includes changes to existing consolidation models that will eliminate the presumption that a general partner should consolidate a limited partnership, clarify when fees paid to a decision maker should be a factor in the VIEs consolidation evaluation and reduce the VIEs consolidation models from two to one by eliminating the indefinite deferral for certain investment funds.  Early adoption is permitted, including adoption in an interim period.

		January 1, 2016	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2015-03, Simplifying the Presentation of Debt Issuance Costs

Under current accounting guidance, debt issuance costs are recognized as a deferred charge in the balance sheet.  This amendment requires that debt issuance costs be presented in the balance sheet as a direct deduction from the carrying amount of that debt.  This standard does not change the recognition and measurement requirements related to debt issuance costs.  Early adoption of this standard is permitted, and retrospective application is required for all periods presented in the financial statements.

January 1, 2016

We will reclassify all of our debt issuance costs in accordance with this ASU.  The amendment is not expected to have a material effect on our consolidated financial condition and results of operations.

ASU 2015-05, Customer’s Accounting for Fees Paid in a Cloud Computing Arrangement

This standard clarifies the accounting requirements for recognizing cloud computing arrangements.  If an entity purchases a software license through a cloud computing arrangement, the software license should be accounted for in a manner consistent with the acquisition of other software licenses.  If a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract.  Early adoption of this standard is permitted, and the amendments can be adopted either prospectively or retrospectively.

		January 1, 2016	We will adopt this ASU prospectively. The amendment is not expected to have a material effect on our consolidated financial condition and results of operations.

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Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2015-07, Disclosures for Certain Investments That Calculate Net Asset Value per Share (or its Equivalent)

This standard removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient.  In addition, the standard also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient, and limits those disclosures only to those investments for which the practical expedient has been elected.  Early adoption is permitted, and the disclosures must be provided retrospectively for all periods presented in the financial statements.

		January 1, 2016	We will appropriately amend our financial statement disclosures in accordance with this standard as of the adoption date.
ASU 2015-09, Disclosures about Short-Duration Contracts

This standard enhances the disclosure requirements related to short-duration insurance contracts.  The new disclosure requirements focus on providing users of financial statements with more transparent information about an insurance entity’s (1) initial claims estimates and subsequent adjustments to those estimates, (2) methodologies and judgments in estimating claims, and (3) timing, frequency and severity of claims.  Early application of this standard is permitted, and retrospective application is required for each comparative period presented, except for those requirements that apply only to the current period.

		Annual periods beginning January 1, 2016; interim periods within annual periods beginning January 1, 2017	We are currently evaluating these disclosure changes and will provide the additional disclosures upon adoption.
ASU 2015-15, Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements

Given the absence of authoritative accounting guidance in ASU 2015-03 related to debt issuance costs for line-of-credit arrangements, this standard clarifies that the Securities and Exchange Commission ("SEC") Staff would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement.

		January 1, 2016	We will include any necessary disclosures in connection with our adoption of ASU 2015-03.
ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.  The amendments should be adopted in the financial statements through a cumulative-effect adjustment to the beginning balance of retained earnings.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.
ASU 2016-02, Leases

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU will use a modified retrospective adoption approach which includes a number of optional practical expedients that entities may elect upon adoption.

		January 1, 2019	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

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3.  Dispositions

LFM

On July 16, 2015, we closed on the sale of LFM to Entercom Communications Corp. (“Entercom Parent”) and Entercom Radio, LLC.  We received $75 million in cash, net of transaction expenses, and $28 million face amount of perpetual cumulative convertible preferred stock of Entercom Parent.

As of December 31, 2014, we adjusted the carrying amount of the assets and liabilities of LFM that were to be sold to fair value less cost to sell and reclassified such amounts as held-for-sale within other assets and other liabilities on our Consolidated Balance Sheets.  Accordingly, we recognized a loss of $28 million, after-tax, during the fourth quarter of 2014 reflected within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss).  During 2015, we recognized an additional loss of $2 million, after-tax, related to finalizing the transaction.

4.  Business Ceded, Recaptured and Novated

Business Ceded

We completed a reinsurance transaction during 2014 whereby we ceded a block of business to LNBAR that resulted in the release of $64 million of statutory capital previously supporting a portion of statutory reserves related to our Worksite UL business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(1)
DAC and VOBA	(12)
Reinsurance recoverables	3
Other assets (deferred loss on business sold through reinsurance)	9
Total assets	$(1)

Liabilities
Other liabilities	(1)
Total liabilities	$(1)

We completed a reinsurance transaction during 2014 whereby we ceded an additional block of business to LNBAR that resulted in the release of $28 million of statutory capital previously supporting a portion of statutory reserves related to our UL/survivorship UL (“SUL”) business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(2)
DAC and VOBA	(8)
Reinsurance recoverables	5
Other assets (deferred loss on business sold through reinsurance)	1
Total assets	$(4)

Liabilities
Other contract holder funds	$(2)
Other liabilities	(2)
Total liabilities	$(4)

21

We completed reinsurance transactions during 2013 whereby we ceded blocks of business to LNBAR that resulted in the release of $196 million of statutory capital previously supporting a portion of statutory reserves related to our UL/SUL business.  The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets as of December 31, 2013:

Assets
Cash and invested cash	$(22)
DAC and VOBA	(65)
Reinsurance recoverables	76
Total assets	$(11)

Liabilities
Other contract holder funds	$(7)
Deferred gain on business sold through reinsurance	18
Other liabilities	(22)
Total liabilities	$(11)

Business Recaptured

We completed a reinsurance transaction during 2014 whereby we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $500 million, of which $78 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $57 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $226 million and a reduction of DAC of $123 million.

5.  Variable Interest Entities

Consolidated VIEs

Credit-Linked Notes

We have invested in the Class 1 notes of two credit-linked note (“CLN”) structures, which represent special purpose trusts combining ABS with credit default swaps to produce multi-class structured securities.  The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures.  The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest.  We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps.  In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures.  As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs.  We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures.  The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio.  The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

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The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2015:

	Amount and Date of Issuance
	$400	$200
	December	April
	2006	2007
Original attachment point (subordination)	5.50%	2.05%
Current attachment point (subordination)	4.21%	1.48%
Maturity	12/20/2016	3/20/2017
Current rating of tranche	BBB+	BB
Current rating of underlying reference obligations	AA - B	AAA - CCC
Number of defaults in underlying reference obligations	3	2
Number of entities	123	99
Number of countries	20	21

There has been no event of default on the CLNs themselves.  Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions.  Similar to other debt instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures’ underlying reference portfolios by industry and rating as of December 31, 2015:

	AAA	AA	A	BBB	BB	B	CCC	Total
Industry
Financial intermediaries	0.0%	2.1%	5.4%	3.0%	0.0%	0.0%	0.0%	10.5%
Telecommunications	0.0%	0.0%	2.4%	7.2%	0.9%	0.5%	0.0%	11.0%
Oil and gas	0.3%	2.1%	1.0%	3.4%	1.2%	0.0%	0.0%	8.0%
Utilities	0.0%	0.0%	1.6%	3.0%	0.0%	0.0%	0.0%	4.6%
Chemicals and plastics	0.0%	0.0%	2.3%	1.2%	0.3%	0.0%	0.0%	3.8%
Drugs	0.3%	1.6%	1.8%	0.0%	0.0%	0.0%	0.0%	3.7%
Retailers (except food
and drug)	0.0%	0.0%	2.1%	0.9%	0.5%	0.0%	0.0%	3.5%
Industrial equipment	0.0%	0.0%	2.1%	0.7%	0.0%	0.0%	0.0%	2.8%
Sovereign	0.0%	1.2%	1.0%	0.7%	0.3%	0.0%	0.0%	3.2%
Conglomerates	0.0%	2.3%	0.9%	0.0%	0.0%	0.0%	0.0%	3.2%
Forest products	0.0%	0.0%	0.5%	1.1%	1.4%	0.0%	0.0%	3.0%
Other	0.0%	4.1%	13.8%	18.2%	5.6%	0.7%	0.3%	42.7%
Total	0.6%	13.4%	34.9%	39.4%	10.2%	1.2%	0.3%	100.0%

Statutory Trust Note

In August 2011, we purchased a $100 million note issued by a statutory trust (“Issuer”) in a private placement offering.  The proceeds were used by the Issuer to purchase U.S. government bonds to be held as collateral assets supporting an excess mortality swap.  We concluded that the Issuer of the note was a VIE and that we were the primary beneficiary.  We consolidated all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

On December 16, 2013, the excess mortality swap underlying this VIE was terminated as a result of a cancellation event under the associated swap agreement.  Subsequently, the U.S. government bonds were redeemed on January 6, 2014, and our $100 million note issued by the statutory trust was cancelled.    The combination of these two events, under the direction of LNC and its counterparty, has provided for the dissolution of this VIE effective January 6, 2014.  As such, we no longer have any exposure to loss related to this VIE.

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Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

	As of December 31, 2015			As of December 31, 2014
	Number			Number
	of	Notional	Carrying	of	Notional	Carrying
	Instruments	Amounts	Value	Instruments	Amounts	Value
Assets
Fixed maturity securities:
Asset-backed credit card loans (1)	N/A	$-	$598	N/A	$-	$598

Liabilities
Non-qualifying hedges:
Credit default swaps	2	$600	$4	2	$600	$13
Contingent forwards	2	-	-	2	-	-
Total liabilities (2)	4	$600	$4	4	$600	$13

(1)	Reported in variable interest entities’ fixed maturity securities on our Consolidated Balance Sheets.
(2)	Reported in variable interest entities’ liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see Note 6.

As described more fully in Note 1, we regularly review our investment holdings for OTTI.  Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2015.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2015	2014
Non-Qualifying Hedges
Credit default swaps	$9	$14
Contingent forwards	-	-
Total non-qualifying hedges (1)	$9	$14

(1)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2015, our special purpose financial insurance company subsidiary, the Lincoln Reinsurance Company of Vermont VI, issued a long-term surplus note for $275 million to a non-affiliated VIE in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE primarily are to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note was $336 million as of December 31, 2015, and is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  In addition, the terms of the long-term surplus note provide us with a set-off right with the corporate bond AFS securities we purchased from the VIE; therefore, neither appears on our Consolidated Balance Sheets.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 6.

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Qualified Affordable Housing Projects

We invest in certain LPs that operate qualified affordable housing projects that we have concluded are VIEs.  We are not the primary beneficiary of these VIEs as we do not have the power to direct the most significant activities of the LPs.  We receive returns from the LPs in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were less than $1 million for the years ended December 31, 2015 and 2014.  The carrying amounts of our investments in qualified affordable housing projects are recognized in other investments on our Consolidated Balance Sheets and were $47 million and $60 million as of December 31, 2015 and 2014, respectively.  Our exposure to loss is limited to the capital we invest in the LPs, and we do not have any contingent commitments to provide additional capital funding to these LPs.  There have been no indicators of impairment that would require us to recognize an impairment loss related to these LPs due to forfeiture, ineligibility of tax credits or for any other circumstances as of December 31, 2015.

6.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

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The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2015
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$70,584	$3,787	$1,913	$1	$72,457
ABS	1,022	40	16	(12)	1,058
U.S. government bonds	346	41	2	-	385
Foreign government bonds	459	60	1	-	518
RMBS	3,400	178	35	(11)	3,554
CMBS	347	10	2	(4)	359
CLOs	587	1	3	(3)	588
State and municipal bonds	3,706	672	12	-	4,366
Hybrid and redeemable preferred securities	745	86	44	-	787
VIEs’ fixed maturity securities	596	2	-	-	598
Total fixed maturity securities	81,792	4,877	2,028	(29)	84,670
Equity securities	226	17	6	-	237
Total AFS securities	$82,018	$4,894	$2,034	$(29)	$84,907

	As of December 31, 2014
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$67,000	$6,491	$431	$5	$73,055
ABS	1,037	53	18	(7)	1,079
U.S. government bonds	339	51	-	-	390
Foreign government bonds	468	68	-	-	536
RMBS	3,797	232	13	(17)	4,033
CMBS	532	21	1	6	546
CLOs	374	1	2	(2)	375
State and municipal bonds	3,628	855	4	-	4,479
Hybrid and redeemable preferred securities	864	104	40	-	928
VIEs’ fixed maturity securities	587	11	-	-	598
Total fixed maturity securities	78,626	7,887	509	(15)	86,019
Equity securities	216	16	1	-	231
Total AFS securities	$78,842	$7,903	$510	$(15)	$86,250

(1)	Includes unrealized gains and losses on impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

Certain amounts reported in prior years’ consolidated financial statements have been reclassified to conform to the presentation adopted in the current year.  Specifically, we reclassified amounts related to subsequent changes in the fair value of AFS securities for which non-credit OTTI was previously recognized in OCI.  Historically, these amounts were recognized through unrealized gain (loss) on AFS securities in the Consolidated Statements of Comprehensive Income (Loss).  To better reflect the economic position of our AFS fixed maturity securities, these amounts are now recognized through unrealized OTTI on AFS securities in the Consolidated Statements of Comprehensive Income (Loss).  These reclassifications had no effect on net income (loss) or stockholder’s equity for the prior years.

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The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2015, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,623	$2,656
Due after one year through five years	17,750	18,558
Due after five years through ten years	20,100	20,051
Due after ten years	35,367	37,248
Subtotal	75,840	78,513
Structured securities (ABS, MBS, CLOs)	5,952	6,157
Total fixed maturity AFS securities	$81,792	$84,670

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2015
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$19,285	$1,307	$2,349	$613	$21,634	$1,920
ABS	212	4	257	27	469	31
U.S. government bonds	15	2	-	-	15	2
Foreign government bonds	37	1	-	-	37	1
RMBS	593	21	362	21	955	42
CMBS	114	2	11	2	125	4
CLOs	271	2	49	1	320	3
State and municipal bonds	124	8	27	4	151	12
Hybrid and redeemable
preferred securities	37	1	147	43	184	44
Total fixed maturity securities	20,688	1,348	3,202	711	23,890	2,059
Equity securities	47	6	-	-	47	6
Total AFS securities	$20,735	$1,354	$3,202	$711	$23,937	$2,065

Total number of AFS securities in an unrealized loss position						1,923

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	As of December 31, 2014
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$4,636	$202	$4,291	$238	$8,927	$440
ABS	94	1	310	40	404	41
RMBS	417	7	238	13	655	20
CMBS	121	-	19	10	140	10
CLOs	110	1	69	1	179	2
State and municipal bonds	6	-	26	4	32	4
Hybrid and redeemable
preferred securities	29	-	176	40	205	40
Total fixed maturity securities	5,413	211	5,129	346	10,542	557
Equity securities	37	1	-	-	37	1
Total AFS securities	$5,450	$212	$5,129	$346	$10,579	$558

Total number of AFS securities in an unrealized loss position						990

For information regarding our investments in VIEs, see Note 5.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2015
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$1,536	$678	$2	135
Six months or greater, but less than nine months	76	85	-	19
Nine months or greater, but less than twelve months	39	38	-	2
Twelve months or greater	153	83	15	60
Total	$1,804	$884	$17	216

	As of December 31, 2014
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$48	$19	$-	12
Six months or greater, but less than nine months	8	7	-	3
Twelve months or greater	239	70	59	82
Total	$295	$96	$59	97

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities increased $1.5  billion for the year ended December 31, 2015.  As discussed further below, we believe the unrealized loss position as of December 31, 2015, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2015, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

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As of December 31, 2015,  the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2015, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each temporarily impaired security.

As of December 31, 2015, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$360	$378	$402
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	19	4	37
Credit losses on securities for which an OTTI was previously recognized	15	15	40
Decreases attributable to:
Securities sold, paid down or matured	(31)	(37)	(101)
Balance as of end-of-year	$363	$360	$378

During 2015,  2014 and 2013, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

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Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

	As of December 31, 2015
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$31	$(2)	$29	$28
ABS	186	13	199	101
RMBS	341	10	351	182
CMBS	34	4	38	47
CLOs	11	2	13	5
Total	$603	$27	$630	$363

	As of December 31, 2014
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$38	$(5)	$33	$20
ABS	206	7	213	96
RMBS	417	17	434	180
CMBS	46	(6)	40	59
CLOs	11	2	13	5
Total	$718	$15	$733	$360

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2015	2014
Fixed maturity securities:
Corporate bonds	$1,328	$1,434
ABS	25	32
U.S. government bonds	221	278
Foreign government bonds	24	24
RMBS	102	132
CMBS	4	4
CLOs	10	9
State and municipal bonds	17	21
Hybrid and redeemable preferred securities	31	32
Total trading securities	$1,762	$1,966

The portion of the market adjustment for gains (losses) that relate to trading securities still held as of December 31, 2015, 2014 and 2013, was $(96) million, $40 million and $(166) million, respectively.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for 21%  and 10%, respectively, of mortgage loans on real estate as of December 31, 2015 and 24% and 9%, respectively, of mortgage loans on real estate as of December 31, 2014.

30

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2015	2014
Current	$8,512	$7,386
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(3)
Unamortized premium (discount)	3	4
Total carrying value	$8,513	$7,387

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

	As of December 31,
	2015	2014
Number of impaired mortgage loans on real estate	2	3

Principal balance of impaired mortgage loans on real estate	$8	$26
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(3)
Carrying value of impaired mortgage loans on real estate	$6	$23

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

	As of December 31,
	2015	2014	2013
Balance as of beginning-of-year	$3	$3	$6
Additions	-	-	3
Charge-offs, net of recoveries	(1)	-	(6)
Balance as of end-of-year	$2	$3	$3

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Average carrying value for impaired mortgage loans on real estate	$17	$24	$30
Interest income recognized on impaired mortgage loans on real estate	1	2	2
Interest income collected on impaired mortgage loans on real estate	1	2	2

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2015			As of December 31, 2014
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$7,591	89.2%	2.07	$6,463	87.5%	1.91
65% to 74%	650	7.6%	1.60	622	8.4%	1.55
75% to 100%	266	3.1%	0.80	271	3.7%	0.73
Greater than 100%	6	0.1%	1.05	31	0.4%	0.77
Total mortgage loans on real estate	$8,513	100.0%		$7,387	100.0%

Alternative Investments

As of December 31, 2015 and 2014, alternative investments included investments in 190 and 156 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

31

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Fixed maturity AFS securities	$3,981	$3,937	$3,876
Equity AFS securities	9	9	6
Trading securities	102	119	130
Mortgage loans on real estate	385	367	377
Real estate	1	3	5
Policy loans	150	153	153
Invested cash	3	1	3
Commercial mortgage loan prepayment and bond make-whole premiums	98	132	107
Alternative investments	88	130	86
Consent fees	5	2	4
Other investments	6	(2)	4
Investment income	4,828	4,851	4,751
Investment expense	(217)	(203)	(190)
Net investment income	$4,611	$4,648	$4,561

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For The Years Ended December 31,
	2015	2014	2013
Fixed maturity AFS securities: (1)
Gross gains	$41	$37	$20
Gross losses	(94)	(28)	(89)
Equity AFS securities:
Gross gains	3	5	8
Gross losses	-	-	(2)
Gain (loss) on other investments	(7)	4	6
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(26)	(31)	(27)
Total realized gain (loss) related to certain investments, pre-tax	$(83)	$(13)	$(84)

(1)	These amounts are represented net of related fair value hedging activity. See Note 7 for more information. 32

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(42)	$(1)	$(16)
ABS	(6)	(10)	(19)
RMBS	(7)	(7)	(28)
CMBS	(1)	(1)	(14)
Total fixed maturity securities	(56)	(19)	(77)
Equity securities	-	-	(1)
Gross OTTI recognized in net income (loss)	(56)	(19)	(78)
Associated amortization of DAC, VOBA, DSI and DFEL	6	4	13
Net OTTI recognized in net income (loss), pre-tax	$(50)	$(15)	$(65)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$29	$11	$11
Change in DAC, VOBA, DSI and DFEL	(4)	(1)	(1)
Net portion of OTTI recognized in OCI, pre-tax	$25	$10	$10

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2015 and 2014, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2015 and 2014, 96% of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2015 and 2014, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.6 billion and $3.2 billion, respectively, and a fair value of $3.2 billion.  As of December 31, 2015 and 2014,  95% and 88%, respectively, of the fair value of our ABS portfolio was rated investment grade.  As of December 31, 2015 and 2014, the portion of our ABS portfolio rated below investment grade had an amortized cost of $104 million and $188 million, respectively, and a fair value of $89 million and $171 million, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2015 and 2014, that we would recover the amortized cost of each investment grade corporate bond and ABS security.

Determination of Credit Losses on MBS

As of December 31, 2015 and 2014, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

	As of December 31, 2015		As of December 31, 2014
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$1,294	$1,294	$1,577	$1,577
Securities pledged under securities lending agreements (2)	242	231	204	196
Securities pledged under repurchase agreements (3)	674	706	605	631
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (4)	2,355	3,391	1,925	3,151
Total payables for collateral on investments	$4,565	$5,622	$4,311	$5,555

(1)    We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 7 for additional information.

(2)    Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)    Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)    Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2015	2014	2013
Collateral payable for derivative investments	$(283)	$1,313	$(2,243)
Securities pledged under securities lending agreements	38	20	(13)
Securities pledged under repurchase agreements	69	75	250
Securities pledged for Term Asset-Backed Securities Loan Facility	-	(36)	(1)
Investments pledged for FHLBI	430	74	751
Total increase (decrease) in payables for collateral on investments	$254	$1,446	$(1,256)

The remaining contractual maturities of repurchase agreements and securities lending transactions accounted for as secured borrowings were as follows:

	As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
RMBS	$-	$-	$-	$250	$250
Corporate bonds	-	-	275	149	424
Total	-	-	275	399	674
Securities Lending
Corporate bonds	242	-	-	-	242
Total	242	-	-	-	242
Total secured borrowings	$242	$-	$275	$399	$916

Gross amount of recognized liabilities for repurchase agreements and securities lending:					$916
Amounts related to agreements not included in offsetting disclosures:					$-

We receive securities in connection with reverse repurchase and securities borrowing agreements that we are permitted to sell or re-pledge.  As of December 31, 2015, the fair value of all collateral received that we are permitted to sell or re-pledge was $174 million.  We have not sold or re-pledged this collateral.

Investment Commitments

As of December 31, 2015, our investment commitments were $1.3 billion, which included $744 million of LPs, $330 million of private placement securities and $257 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2015 and 2014, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.7 billion and $2.1 billion, respectively, or 2% of our invested assets portfolio, and our investments in securities issued by Fannie Mae with a fair value of $1.2 billion and $1.3 billion, respectively, or 1% of our invested assets portfolio.

As of December 31, 2015 and 2014, our most significant investments in one industry were our investment securities in the utilities industry with a fair value of $12.3 billion and $12.4 billion, respectively, or 12% of our invested assets portfolio, and our investment securities in the consumer non-cyclical industry with a fair value of $11.7 billion and $11.3 billion, respectively, or 12% and 11%, respectively, of our invested assets portfolio.

Assets on Deposit

The Company had investment assets on deposit with regulatory agencies with a fair market value of $66 million and $65 million as of December 31, 2015 and 2014, respectively.

7.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 21 for additional disclosures related to the fair value of our derivative instruments and Note 5 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed-rate securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges, to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified rate of exchange.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 Index®

Our indexed annuity and indexed universal life (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index® (“S&P 500”).  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.  We receive a floating-rate of interest and pay the total return on a portfolio of indexes.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception of the contract.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Selling Protection

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.    We rebalance our hedge positions based upon changes in these factors as needed.  While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).    We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede the risk under certain UL contracts for no lapse benefit guarantees to LNBAR.  If our contract holders’ account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2015			As of December 31, 2014
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$1,474	$192	$29	$2,091	$369	$198
Foreign currency contracts (1)	910	84	2	642	46	21
Total cash flow hedges	2,384	276	31	2,733	415	219
Fair value hedges:
Interest rate contracts (1)	654	-	198	-	-	-
Non-Qualifying Hedges
Interest rate contracts (1)	71,899	1,087	330	54,401	989	342
Foreign currency contracts (1)	74	-	-	68	-	-
Equity market contracts (1)	27,712	680	269	24,144	886	243
Credit contracts (2)	103	-	9	126	-	3
Embedded derivatives:
GLB reserves (3)	-	952	-	-	174	-
GLB reserves (2)	-	-	952	-	-	174
Reinsurance related (4)	-	95	-	-	-	109
Indexed annuity and IUL contracts (5)	-	-	1,100	-	-	1,170
Total derivative instruments	$102,826	$3,090	$2,889	$81,472	$2,464	$2,260

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other liabilities on our Consolidated Balance Sheets.
(3)	Reported in other assets on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2015
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$10,407	$32,455	$18,554	$12,611	$-	$74,027
Foreign currency contracts (2)	103	139	334	408	-	984
Equity market contracts	18,048	6,626	2,753	18	267	27,712
Credit contracts	45	58	-	-	-	103
Total derivative instruments
with notional amounts	$28,603	$39,278	$21,641	$13,037	$267	$102,826

(1)	As of December 31, 2015, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.
(2)	As of December 31, 2015, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was December 2045.

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$127	$5	$101
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	(202)	78	(126)
Foreign currency contracts	17	36	(24)
Change in foreign currency exchange rate adjustment	48	50	(19)
Change in DAC, VOBA, DSI and DFEL	3	2	5
Income tax benefit (expense)	46	(58)	57
Less:
Reclassification adjustment for gains (losses) included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	(190)	(22)	(21)
Foreign currency contracts (1)	6	-	3
Associated amortization of DAC, VOBA, DSI and DFEL	2	1	1
Income tax benefit (expense)	64	7	6
Balance as of end-of-year	$157	$127	$5

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$8	$(22)	$(21)
Foreign currency contracts (1)	6	-	3
Total cash flow hedges	14	(22)	(18)
Fair value hedges:
Interest rate contracts (1)	(30)	-	-
Interest rate contracts (2)	(198)	-	-
Total fair value hedges	(228)	-	-
Non-Qualifying Hedges
Interest rate contracts (2)	304	1,304	(998)
Foreign currency contracts (2)	(11)	(8)	(4)
Equity market contracts (2)	(118)	(215)	(1,306)
Equity market contracts (3)	1	11	37
Credit contracts (2)	(6)	(1)	9
Embedded derivatives:
Other assets – GLB reserves (2)	778	1,391	(2,153)
Other liabilities – GLB reserves (2)	(778)	(1,391)	2,153
Reinsurance related (2)	221	(242)	352
Indexed annuity and IUL contracts (2)	(57)	(210)	(356)
Total derivative instruments	$120	$617	$(2,284)

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Offset to net investment income	$14	(22)	(18)

As of December 31, 2015, $17 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2015 and 2014, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

As of December 31, 2015
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	2	$(2)	$45
3/20/2017 (3)	(4)	(5)	BBB-	3	(7)	58
				5	$(9)	$103

As of December 31, 2014
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	3	$(2)	$68
3/20/2017 (3)	(4)	(5)	BBB-	3	(1)	58
				6	$(3)	$126

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 5.
(4)	Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of December 31,
	2015	2014
Maximum potential payout	$103	$126
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$103	$126

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post $9 million as of December 31, 2015.

Credit Risk

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure less collateral held.  As of December 31, 2015, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2015, our exposure was $15 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2015		As of December 31, 2014
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$92	$-	$64	$-
A+	67	-	48	-
A	791	(107)	1,047	(85)
A-	11	-	252	-
BBB+	333	-	27	-
	$1,294	$(107)	$1,438	$(85)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2015
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,981	$1,048	$3,029
Gross amounts offset	(496)	-	(496)
Net amount of assets	1,485	1,048	2,533
Gross amounts not offset:
Cash collateral	(1,294)	-	(1,294)
Net amount	$191	$1,048	$1,239

Financial Liabilities
Gross amount of recognized liabilities	$340	$2,053	$2,393
Gross amounts offset	(61)	-	(61)
Net amount of liabilities	279	2,053	2,332
Gross amounts not offset:
Cash collateral	(107)	-	(107)
Net amount	$172	$2,053	$2,225

	As of December 31, 2014
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$2,240	$174	$2,414
Gross amounts offset	(477)	-	(477)
Net amount of assets	1,763	174	1,937
Gross amounts not offset:
Cash collateral	(1,438)	-	(1,438)
Net amount	$325	$174	$499

Financial Liabilities
Gross amount of recognized liabilities	$330	$1,453	$1,783
Gross amounts offset	(50)	-	(50)
Net amount of liabilities	280	1,453	1,733
Gross amounts not offset:
Cash collateral	(85)	-	(85)
Net amount	$195	$1,453	$1,648

8.  Federal Income Taxes

The federal income tax expense (benefit) (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Current	$71	$104	$211
Deferred	224	116	220
Federal income tax expense (benefit)	$295	$220	$431

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Tax rate of 35% times pre-tax income	$514	$425	$616
Effect of:
Separate account dividends
received deduction	(192)	(174)	(145)
Tax credits	(26)	(24)	(35)
Change in uncertain tax positions	1	(12)	7
Other items	(2)	5	(12)
Federal income tax expense (benefit)	$295	$220	$431
Effective tax rate	20%	18%	24%

The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The benefit for tax credits is attributable to foreign tax credits and low income housing tax credits.  We file with a consolidated group, however we calculate our tax expense on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2015	2014
Current	$104	$49
Deferred	(2,422)	(3,306)
Total federal income tax asset (liability)	$(2,318)	$(3,257)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2015	2014
Deferred Tax Assets
Future contract benefits and other contract holder funds	$960	$544
Deferred gain on business sold through reinsurance	30	(7)
Reinsurance related embedded derivative asset	25	177
Investment activity	-	317
Compensation and benefit plans	186	198
Net capital loss	-	3
Tax credits	33	-
VIE	-	45
Other	172	62
Total deferred tax assets	1,406	1,339
Deferred Tax Liabilities
DAC	2,147	1,731
VOBA	306	(186)
Net unrealized gain on AFS securities	1,084	3,100
Net unrealized gain on trading securities	67	100
Intangibles	7	22
Investment activity	183	-
Other	34	(122)
Total deferred tax liabilities	3,828	4,645
Net deferred tax asset (liability)	$(2,422)	$(3,306)

As of December 31, 2015, we had $33 million of alternative minimum tax credits that are not subject to expiration.    Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2015 and 2014, $10 million of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2015	2014
Balance as of beginning-of-year	$10	$75
Increases for prior year tax positions	-	35
Decreases for prior year tax positions	-	(23)
Decreases for settlements with taxing authorities	-	(77)
Balance as of end-of-year	$10	$10

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2015, 2014 and 2013, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $1 million, $(12) million and $2 million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of $2 million and $1 million as of December 31, 2015 and 2014, respectively.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  The Internal Revenue Service (“IRS”) examination for tax years 2009 through 2011 was closed in 2015.  We are currently not under examination by the IRS.  However, LNC has filed a protest with the IRS Appeals division (“Appeals”).  A protest for tax years 2005 through 2008 was previously filed with Appeals, and all tax years from 2005 through 2011 for the Company remain open.  All protested items have been resolved for all open years but are subject to review by the U.S. Joint Committee on Taxation before a final settlement is reached.  We do not expect any adjustments that would be material to our consolidated results of operations or financial condition.

9.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$7,527	$7,690	$6,030
Business acquired (sold) through reinsurance	38	(20)	(67)
Deferrals	1,483	1,525	1,559
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(813)	(956)	(795)
Unlocking	(232)	18	42
Adjustment related to realized (gains) losses	(44)	(58)	(49)
Adjustment related to unrealized (gains) losses	661	(672)	970
Balance as of end-of-year	$8,620	$7,527	$7,690

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$628	$1,169	$702
Business acquired (sold) through reinsurance	(22)	2	3
Deferrals	8	9	13
Amortization:
Amortization, excluding unlocking	(128)	(185)	(179)
Unlocking	(82)	(21)	(52)
Accretion of interest (1)	56	64	68
Adjustment related to realized (gains) losses	(1)	(1)	(1)
Adjustment related to unrealized (gains) losses	414	(409)	615
Balance as of end-of-year	$873	$628	$1,169

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2015, was as follows:

2016	$61
2017	65
2018	68
2019	73
2020	82

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$285	$310	$296
Deferrals	29	13	10
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(33)	(37)	(41)
Unlocking	2	2	8
Adjustment related to realized (gains) losses	(1)	(3)	(3)
Adjustment related to unrealized (gains) losses	19	-	40
Balance as of end-of-year	$301	$285	$310

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$1,365	$1,899	$1,342
Business acquired (sold) through reinsurance	-	(2)	(7)
Deferrals	537	400	319
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(299)	(326)	(210)
Unlocking	(66)	(50)	(14)
Adjustment related to realized (gains) losses	(8)	(8)	(8)
Adjustment related to unrealized (gains) losses	394	(548)	477
Balance as of end-of-year	$1,923	$1,365	$1,899

10.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2015	2014	2013
Direct insurance premiums and fee income	$9,354	$8,880	$7,833
Reinsurance assumed	83	16	19
Reinsurance ceded	(1,652)	(1,917)	(1,505)
Total insurance premiums and fee income	$7,785	$6,979	$6,347

Direct insurance benefits	$6,304	$5,970	$5,346
Reinsurance recoveries netted against benefits	(1,775)	(1,616)	(1,733)
Total benefits	$4,529	$4,354	$3,613

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2015, our policy for our reinsurance program was to retain no more than $20 million on a single insured life.  We reinsure approximately 25% of the mortality risk on newly issued life insurance contracts.  As of December 31, 2015, approximately 38% of our total individual life in-force amount is reinsured.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2015, the reserves associated with these reinsurance arrangements totaled $617 million.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.    Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $7.1 billion and $6.9 billion as of December 31, 2015 and 2014, respectively.  Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain of our liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $2.4 billion and $3.1 billion as of December 31, 2015 and 2014, respectively.  Swiss Re has funded a trust, with a balance of $2.6 billion as of December 31, 2015, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2015, included $634 million and $79 million, respectively, related to the business sold to Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets.  The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.  We amortized $48 million, after-tax, of deferred gain on business sold through reinsurance during 2015,  2014 and 2013.

11.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2015
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$2,273

	For the Year Ended December 31, 2014
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Other Operations – Media	176	(176)	-	-
Total goodwill	$3,696	$(1,423)	$-	$2,273

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2015		As of December 31, 2014
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$39	$100	$35
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Total	$105	$39	$105	$35

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2015, was as follows:

2016	$4
2017	4
2018	4
2019	4
2020	4
Thereafter	41

12.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2015 (1)	2014 (1)
Return of Net Deposits
Total account value	$85,345	$85,917
Net amount at risk (2)	1,201	183
Average attained age of contract holders	63 years	62 years

Minimum Return
Total account value	$111	$135
Net amount at risk (2)	24	25
Average attained age of contract holders	75 years	74 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$24,659	$26,021
Net amount at risk (2)	1,345	597
Average attained age of contract holders	69 years	68 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2015	2014	2013
Balance as of beginning-of-year	$89	$73	$104
Changes in reserves	52	34	(10)
Benefits paid	(26)	(18)	(21)
Balance as of end-of-year	$115	$89	$73

Variable Annuity Contracts

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2015	2014
Asset Type
Domestic equity	$46,668	$47,930
International equity	17,686	18,103
Bonds	25,386	25,742
Money market	12,488	12,173
Total	$102,228	$103,948

Percent of total variable annuity
separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 36% of total life insurance in-force reserves as of December 31, 2015, and 33% of total sales for the year ended December 31, 2015.

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2015	2014
Short-Term Debt
Short-term debt (1)	$90	$2

Long-Term Debt, Excluding Current Portion
1.40% note, due 2016	$-	$4
LIBOR + 3 bps loan, due 2017	250	250
Surplus notes due LNC:
LIBOR + 142 bps surplus note, due 2023	240	240
9.76% surplus note, due 2024	50	50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	479	422
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	-
LIBOR + 100 bps surplus note, due 2037	375	375
Total surplus notes	2,495	2,408
Total long-term debt	$2,745	$2,662

(1)    The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2015, were as follows:

2016	$-
2017	250
2018	-
2019	-
2020	-
Thereafter	2,495
Total	$2,745

On September 10, 2013, we issued a note of $4 million to LNC.  This note calls for us to pay the principal amount of the note on or before September 10, 2016, and interest to be paid semiannually at an annual rate of 1.40%.  This note was settled as part of the disposition of LFM in 2015.  See Note 3 for additional information.

We have a $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017.

On June 28, 2013, we issued a surplus note of $240 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of the London Interbank Offered Rate “LIBOR” + 142 bps.  Subject to approval by the Indiana Insurance Commissioner (the “Commissioner”), we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the

Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2015, was $479 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2015.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2015, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $175 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County (“Court”), Indiana, captioned Peter S. Bezich v. The Lincoln National Life Insurance Company, No. 02C01-0906-PL73, asserting he was charged a cost of insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract.  Solely to avoid the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, we reached a settlement with the plaintiff resolving all claims related to this litigation.  On September 9, 2015, the litigation was stayed pending court approval of the settlement for the entire class.  The Court approved the settlement on February 4, 2016.

On July 23, 2012, LNL was added as a noteholder defendant to a putative class action adversary proceeding captioned Lehman Brothers Special Financing, Inc. v. Bank of America, N.A. et al., Adv. Pro. No. 10-03547 (JMP) and instituted under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York.  Plaintiff Lehman Brothers Special Financing Inc. seeks to (i) overturn the application of certain priority of payment provisions in 47 CDO transactions on the basis such provisions are unenforceable under the Bankruptcy Code; and (ii) recover funds paid out to noteholders in accordance with the note agreements.  We are vigorously defending this matter.

Commitments

Operating Leases

We lease our home office properties.  In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019.  We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement.  These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.  In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.

Total rental expense on operating leases for the years ended December 31, 2015, 2014 and 2013, was $35 million,  $38 million and $37 million, respectively.  Future minimum rental commitments (in millions) as of December 31, 2015, were as follows:

2016	$32
2017	29
2018	23
2019	15
2020	8
Thereafter	28
Total	$135

Capital Leases

In December 2015, we entered into a five-year, sale-leaseback transaction on $47 million (net of amortization) of assets.  In December 2014, we entered into a five-year, sale-leaseback transaction on $83 million (net of amortization) of assets.  Both of these transactions have been classified as capital leases on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  Total accumulated amortization related to these leased assets was $64 million and $55 million as of December 31, 2015 and 2014, respectively.   Future minimum lease payments under capital leases (in millions) as of December 31, 2015, were as follows:

2016	$2
2017	2
2018	2
2019	85
2020	48
Total minimum lease payments	139
Less: Amount representing interest	9
Present value of minimum lease payments	$130

Vulnerability from Concentrations

As of December 31, 2015, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity (“ALVA”) product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 18%,  20% and 17% of Annuities’ variable annuity product deposits in 2015, 2014 and 2013, respectively, and represented approximately 42%,  44% and 47% of the segment’s total variable annuity product account values as of December 31, 2015, 2014 and 2013, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM (“AFIS”) funds.  For the Annuities segment, AFIS funds accounted for 20%, 22% and 19% of variable annuity product deposits in 2015, 2014 and 2013, respectively, and represented 48%,  50% and 54% of the segment’s total variable annuity product account values as of December 31, 2015, 2014 and 2013, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(17) million as of December 31, 2015 and 2014, respectively.

15.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2015	2014	2013
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$3,054	$1,453	$3,832
Unrealized holding gains (losses) arising during the year	(4,386)	3,745	(5,607)
Change in foreign currency exchange rate adjustment	(45)	(47)	20
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	1,293	(1,252)	1,835
Income tax benefit (expense)	1,095	(857)	1,314
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	147	14	(63)
Associated amortization of DAC, VOBA, DSI and DFEL	(28)	(32)	(28)
Income tax benefit (expense)	(42)	6	32
Balance as of end-of-year	$934	$3,054	$1,453
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$19	$(10)	$(61)
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(29)	(11)	(11)
Change in DAC, VOBA, DSI and DFEL	4	1	1
Income tax benefit (expense)	8	3	4
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	43	61	96
Change in DAC, VOBA, DSI and DFEL	(17)	(6)	(8)
Income tax benefit (expense)	(9)	(19)	(31)
Balance as of end-of-year	$19	$19	$(10)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$127	$5	$101
Unrealized holding gains (losses) arising during the year	(185)	114	(150)
Change in foreign currency exchange rate adjustment	48	50	(19)
Change in DAC, VOBA, DSI and DFEL	3	2	5
Income tax benefit (expense)	46	(58)	57
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(184)	(22)	(18)
Associated amortization of DAC, VOBA, DSI and DFEL	2	1	1
Income tax benefit (expense)	64	7	6
Balance as of end-of-year	$157	$127	$5
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(21)	$(18)	$(12)
Adjustment arising during the year	3	(5)	(9)
Income tax benefit (expense)	(1)	2	3
Balance as of end-of-year	$(19)	$(21)	$(18)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2015	2014	2013
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$147	$14	$(63)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(28)	(32)	(28)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	119	(18)	(91)	operations before taxes
Income tax benefit (expense)	(42)	6	32	Federal income tax expense (benefit)
Reclassification, net of income tax	$77	$(12)	$(59)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$2	$61	$96	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	(6)	(8)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	2	55	88	operations before taxes
Income tax benefit (expense)	-	(19)	(31)	Federal income tax expense (benefit)
Reclassification, net of income tax	$2	$36	$57	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$(190)	$(22)	$(21)	Net investment income
Foreign currency contracts	6	-	3	Net investment income
Total gross reclassifications	(184)	(22)	(18)
Associated amortization of DAC,
VOBA, DSI and DFEL	2	1	1	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	(182)	(21)	(17)	operations before taxes
Income tax benefit (expense)	64	7	6	Federal income tax expense (benefit)
Reclassification, net of income tax	$(118)	$(14)	$(11)	Net income (loss)

16.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Total realized gain (loss) related to certain investments (1)	$(83)	$(13)	$(84)
Realized gain (loss) on the mark-to-market on certain instruments (2)	123	(250)	308
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(78)	(35)	(39)
Associated amortization of DAC, VOBA, DSI and DFEL	14	6	9
Variable annuity net derivatives results: (4)
Gross gain (loss)	(161)	(150)	(104)
Associated amortization of DAC, VOBA, DSI and DFEL	(34)	(36)	(33)
Realized gain (loss) on sale of subsidiaries/businesses (5)	(3)	(46)	-
Total realized gain (loss)	$(222)	$(524)	$57

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 6.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts net derivatives results), reinsurance related embedded derivatives and trading securities.

(3)

Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4)

Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.

(5)	See “LFM” in Note 3.

17.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2015	2014	2013
Commissions	$2,082	$2,100	$1,980
General and administrative expenses	1,683	1,582	1,569
Expenses associated with reserve financing and unrelated LOCs	32	31	40
DAC and VOBA deferrals and interest, net of amortization	(292)	(454)	(656)
Broker-dealer expenses	329	302	288
Specifically identifiable intangible asset amortization	4	4	4
Media expenses	28	60	62
Taxes, licenses and fees	243	251	239
Total	$4,109	$3,876	$3,526

18.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which many of our agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements and do not expect to be required to make any contributions to these pension plans in 2016.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $3 million, $3 million, and $(3) million during 2015, 2014, and 2013, respectively.  In 2016, we expect to make benefit payments of approximately $13 million for these plans.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2015	2014	2015	2014

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$124	$133	$7	$6
Projected benefit obligation	117	127	15	16
Funded status of plan	$7	$6	$(8)	$(10)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$9	$9	$-	$-
Other liabilities	(2)	(3)	(8)	(10)
Net amount recognized	$7	$6	$(8)	$(10)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.50%	4.00%	4.50%	4.00%
Net periodic benefit cost:
Weighted-average discount rate	4.00%	4.50%	4.00%	4.50%
Expected return on plan assets	5.00%	5.00%	6.50%	6.50%

The discount rate was determined based on a corporate yield curve as of December 31, 2015, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate these assumptions each plan year.

In October 2014, the Society of Actuaries published updated mortality tables that were incorporated into our assumptions, resulting in an increase in our pension plans’ benefit obligation of $7 million, pre-tax.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category

	As of December 31,
	2015	2014

Fixed maturity securities:
Corporate bonds	$25	$30
U.S. government bonds	94	99
Cash and invested cash	5	4
Other investments	7	6
Total	$131	$139

See “Fair Value Measurement” in Note 1 for discussion on how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 21 for a summary of our fair value measurement of our pension plans’ assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for many of our employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  For the years ended December 31, 2015, 2014 and 2013, expenses for these plans were $30 million, $1 million and $1 million, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC to eligible employees.  For the years ended December 31, 2015, 2014 and 2013, expenses for these plans were $79 million, $75 million and $70 million, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants of certain plans are able to select LNC stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  For further discussion of total return swaps related to our deferred compensation plans, see Note 7.  For the years ended December 31, 2015, 2014 and 2013, expenses for these plans were $12 million, $21 million and $27 million, respectively.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2015	2014
Total liabilities (1)	$417	$423
Investments dedicated to fund liabilities (2)	151	160

(1)Reported in other liabilities on our Consolidated Balance Sheets.

(2)Reported in other assets on our Consolidated Balance Sheets.

19.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Stock options	$7	$9	$8
Performance shares	11	12	10
SARs	-	2	5
RSUs	21	15	15
Total	$39	$38	$38

Recognized tax benefit	$14	$13	$13

20.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, Lincoln Reinsurance Company of South Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V and Lincoln Reinsurance Company of Vermont VI.

	As of December 31,
	2015	2014
U.S. capital and surplus	$7,614	$7,991

	For the Years Ended December 31,
	2015	2014	2013
U.S. net gain (loss) from operations, after-tax	$583	$1,170	$425
U.S. net income (loss)	786	1,401	495
U.S. dividends to LNC holding company	1,121	705	640

Comparison of 2015 to 2014

Statutory net income (loss) decreased due primarily to the recapture in 2014 of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer, a change in estimate on reserves for certain products in 2014 and a decrease in favorable tax items.

Comparison of 2014 to 2013

Statutory net income (loss) increased due primarily to the recapture of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer, a change in estimate on reserves for certain products and a lower effective tax rate due to the use of tax credit carryforwards.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP.  Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under a letter of credit (“LOC”) and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2015 and 2014.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2015	2014
Calculation of reserves using the Indiana universal life method	$109	$140
Calculation of reserves using continuous CARVM	(1)	(1)
Conservative valuation rate on certain annuities	(43)	(39)
Lesser of LOC and XXX additional reserve as surplus	2,835	2,751

During the third quarter of 2013, the New York State Department of Financial Services (“NYDFS”) announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees.  The change, which was effective as of December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY.  LLANY discontinued the sale of these products in early 2013, but the change affects those policies sold prior to that time.  We  began phasing in the increase in reserves over five years beginning in 2013.  As of December 31, 2014, we have increased reserves by $180 million.  The additional increase in reserves over the next three years is subject to ongoing discussions with the NYDFS.  However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2015, the Company’s RBC ratio was nearly five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiary, LLANY, a New York domiciled insurance company, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $850 million in 2016 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

21.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2015		As of December 31, 2014
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$84,072	$84,072	$85,421	$85,421
VIEs’ fixed maturity securities	598	598	598	598
Equity securities	237	237	231	231
Trading securities	1,762	1,762	1,966	1,966
Mortgage loans on real estate	8,513	8,762	7,387	7,838
Derivative investments (1)	1,486	1,486	1,763	1,763
Other investments	1,588	1,588	1,551	1,551
Cash and invested cash	2,400	2,400	3,224	3,224
Reinsurance related embedded derivatives	95	95	-	-
Other assets – reinsurance recoverable	952	952	174	174
Separate account assets	123,619	123,619	125,265	125,265

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(1,100)	(1,100)	(1,170)	(1,170)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(687)	(687)	(699)	(699)
Account values of certain investment contracts	(30,346)	(34,567)	(27,779)	(31,493)
Short-term debt	(90)	(90)	(2)	(2)
Long-term debt	(2,745)	(2,662)	(2,662)	(3,047)
Reinsurance related embedded derivatives	-	-	(109)	(109)
VIEs’ liabilities – derivative instruments	(4)	(4)	(13)	(13)
Other liabilities:
Credit default swaps	(9)	(9)	(3)	(3)
Derivative liabilities (1)	(271)	(271)	(277)	(277)
GLB reserves embedded derivatives (2)	(952)	(952)	(174)	(174)

Benefit Plans’ Assets (3)	131	131	139	139

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Portions of our GLB reserves embedded derivatives are ceded to third-party reinsurance counterparties. Refer to Note 7 for additional detail.
(3)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 18 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  The inputs used to measure the fair value of our LPs and other privately held investments are classified as Level 3 within the fair value hierarchy.  Other investments also includes securities that are not LPs or other privately held investments and the inputs used to measure the fair  value of these securities are classified as Level 1 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2015 and 2014, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of long-term debt is based on quoted market prices.  For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2015 or 2014, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2015
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$60	$68,124	$4,273	$72,457
ABS	-	1,013	45	1,058
U.S. government bonds	369	16	-	385
Foreign government bonds	-	407	111	518
RMBS	-	3,553	1	3,554
CMBS	-	349	10	359
CLOs	-	37	551	588
State and municipal bonds	-	4,366	-	4,366
Hybrid and redeemable preferred securities	47	646	94	787
VIEs’ fixed maturity securities	-	598	-	598
Equity AFS securities	8	65	164	237
Trading securities	160	1,529	73	1,762
Derivative investments (1)	-	1,190	853	2,043
Cash and invested cash	-	2,400	-	2,400
Reinsurance related embedded derivatives	-	95	-	95
Other assets – reinsurance recoverable	-	-	952	952
Separate account assets	1,053	122,566	-	123,619
Total assets	$1,697	$206,954	$7,127	$215,778

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,100)	$(1,100)
VIEs’ liabilities – derivative instruments	-	-	(4)	(4)
Other liabilities:
Credit default swaps	-	-	(9)	(9)
Derivative liabilities (1)	-	(530)	(298)	(828)
GLB reserves embedded derivatives	-	-	(952)	(952)
Total liabilities	$-	$(530)	$(2,363)	$(2,893)

Benefit Plans’ Assets	$-	$131	$-	$131

	As of December 31, 2014
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$63	$68,940	$4,052	$73,055
ABS	-	1,045	33	1,078
U.S. government bonds	354	36	-	390
Foreign government bonds	-	426	110	536
RMBS	-	4,032	1	4,033
CMBS	-	532	15	547
CLOs	-	7	368	375
State and municipal bonds	-	4,479	-	4,479
Hybrid and redeemable preferred securities	44	829	55	928
VIEs’ fixed maturity securities	-	598	-	598
Equity AFS securities	7	67	157	231
Trading securities	-	1,893	73	1,966
Other investments	150	-	-	150
Derivative investments (1)	-	1,059	1,232	2,291
Cash and invested cash	-	3,224	-	3,224
Other assets – reinsurance recoverable	-	-	174	174
Separate account assets	1,539	123,726	-	125,265
Total assets	$2,157	$210,893	$6,270	$219,320

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,170)	$(1,170)
Reinsurance related embedded derivatives	-	(109)	-	(109)
VIEs’ liabilities – derivative instruments	-	-	(13)	(13)
Other liabilities:
Credit default swaps	-	-	(3)	(3)
Derivative liabilities (1)	-	(562)	(243)	(805)
GLB reserves embedded derivatives	-	-	(174)	(174)
Total liabilities	$-	$(671)	$(1,603)	$(2,274)

Benefit Plans’ Assets	$-	$139	$-	$139

(1)	Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2015
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$4,052	$4	$(138)	$298	$57	$4,273
ABS	33	-	-	12	-	45
Foreign government bonds	110	-	1	-	-	111
RMBS	1	3	-	(3)	-	1
CMBS	15	1	8	(14)	-	10
CLOs	368	-	1	194	(12)	551
Hybrid and redeemable
preferred securities	55	-	(3)	-	42	94
Equity AFS securities	157	1	4	3	(1)	164
Trading securities	73	2	(2)	-	-	73
Derivative investments	989	(90)	(41)	(303)	-	555
Other assets – reinsurance recoverable (5)	174	778	-	-	-	952
Future contract benefits – indexed annuity
and IUL contracts embedded
derivatives (5)	(1,170)	(57)	-	127	-	(1,100)
VIEs’ liabilities – derivative instruments (6)	(13)	9	-	-	-	(4)
Other liabilities:
Credit default swaps (7)	(3)	(6)	-	-	-	(9)
GLB reserves embedded derivatives (5)	(174)	(778)	-	-	-	(952)
Total, net	$4,667	$(133)	$(170)	$314	$86	$4,764

	For the Year Ended December 31, 2014
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)(3)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,951	$8	$28	$1,039	$26	$4,052
ABS	9	-	-	-	24	33
Foreign government bonds	78	-	7	-	25	110
RMBS	1	-	-	-	-	1
CMBS	20	-	2	(13)	6	15
CLOs	178	-	6	134	50	368
State and municipal bonds	28	-	-	-	(28)	-
Hybrid and redeemable
preferred securities	66	-	-	(5)	(6)	55
Equity AFS securities	161	4	(3)	(5)	-	157
Trading securities	53	3	7	10	-	73
Derivative investments	866	72	357	(280)	(26)	989
Other assets:
GLB reserves embedded derivatives	1,244	(1,264)	-	-	20	-
Reinsurance recoverable	-	174	-	-	-	174
Future contract benefits –
indexed annuity and IUL
contracts embedded derivatives (5)	(1,048)	(210)	-	88	-	(1,170)
VIEs’ liabilities – derivative instruments (6)	(27)	14	-	-	-	(13)
Other liabilities:
Credit default swaps (7)	(2)	(1)	-	-	-	(3)
GLB reserves embedded derivatives (5)	(1,244)	1,090	-	-	(20)	(174)
Total, net	$3,334	$(110)	$404	$968	$71	$4,667

	For the Year Ended December 31, 2013
				Purchases,
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,051	$(17)	$-	$996	$(79)	$2,951
ABS	14	-	-	30	(35)	9
U.S. government bonds	1	-	-	(1)	-	-
Foreign government bonds	46	-	(1)	33	-	78
RMBS	3	-	-	(2)	-	1
CMBS	27	-	6	(5)	(8)	20
CLOs	154	(1)	4	50	(29)	178
State and municipal bonds	32	-	(4)	-	-	28
Hybrid and redeemable
preferred securities	116	-	13	(33)	(30)	66
Equity AFS securities	87	(1)	2	73	-	161
Trading securities	56	2	(7)	(6)	8	53
Derivative investments	1,916	(681)	(194)	(175)	-	866
Other assets – GLB embedded derivatives	909	(2,153)	-	-	2,488	1,244
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives (5)	(732)	(356)	-	40	-	(1,048)
VIEs’ liabilities – derivative instruments (6)	(128)	101	-	-	-	(27)
Other liabilities – credit default swaps (7)	(11)	9	-	-	-	(2)
GLB reserves embedded derivatives	(909)	2,153	-	-	(2,488)	(1,244)
Total, net	$3,632	$(944)	$(181)	$1,000	$(173)	$3,334

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 7).
(2)

Transfers into or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Consolidated Balance Sheets.
(4)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(5)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6)	Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(7)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2015
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$537	$(38)	$(44)	$(117)	$(40)	$298
ABS	13	-	-	(1)	-	12
RMBS	-	(3)	-	-	-	(3)
CMBS	-	-	-	(13)	(1)	(14)
CLOs	217	-	-	(23)	-	194
Equity AFS securities	43	(40)	-	-	-	3
Trading securities	1	-	-	(1)	-	-
Derivative investments	179	(162)	(320)	-	-	(303)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(51)	-	-	178	-	127
Total, net	$939	$(243)	$(364)	$23	$(41)	$314

	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,939	$(576)	$(115)	$(47)	$(162)	$1,039
CMBS	-	-	-	(13)	-	(13)
CLOs	185	-	-	(46)	(5)	134
Hybrid and redeemable preferred
securities	-	(5)	-	-	-	(5)
Equity AFS securities	-	(5)	-	-	-	(5)
Trading securities	14	-	-	(4)	-	10
Derivative investments	160	(87)	(353)	-	-	(280)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(69)	-	-	157	-	88
Total, net	$2,229	$(673)	$(468)	$47	$(167)	$968

	For the Year Ended December 31, 2013
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,205	$(51)	$(44)	$(45)	$(69)	$996
ABS	30	-	-	-	-	30
U.S. government bonds	-	-	-	(1)	-	(1)
Foreign government bonds	50	-	(17)	-	-	33
RMBS	-	-	-	(2)	-	(2)
CMBS	-	-	-	(3)	(2)	(5)
CLOs	74	-	-	(24)	-	50
Hybrid and redeemable preferred
securities	-	(33)	-	-	-	(33)
Equity AFS securities	78	(5)	-	-	-	73
Trading securities	-	(3)	(1)	(2)	-	(6)
Derivative investments	152	(23)	(304)	-	-	(175)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(68)	-	-	108	-	40
Total, net	$1,521	$(115)	$(366)	$31	$(71)	$1,000

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2015	2014	2013
Derivative investments (1)	$(102)	$(15)	$(753)
Embedded derivatives: (1)
Indexed annuity and IUL contracts	(84)	(37)	(44)
Other assets – GLB reserves	(244)	(678)	(2,444)
Other liabilities – GLB reserves	244	678	2,444
VIEs’ liabilities – derivative instruments (2)	9	14	101
Credit default swaps (1)	(6)	(1)	9
Total, net	$(183)	$(39)	$(687)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2015
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$224	$(167)	$57
Foreign government bonds	4	(4)	-
CLOs	4	(16)	(12)
Hybrid and redeemable preferred
securities	47	(5)	42
Equity AFS securities	-	(1)	(1)
Trading securities	4	(4)	-
Total, net	$283	$(197)	$86

	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$473	$(447)	$26
ABS	26	(2)	24
Foreign government bonds	25	-	25
CMBS	6	-	6
CLOs	50	-	50
State and municipal bonds	-	(28)	(28)
Hybrid and redeemable preferred securities	17	(23)	(6)
Trading securities	10	(10)	-
Derivative investments	-	(26)	(26)
Other assets – GLB reserves
embedded derivatives	20	-	20
Other liabilities – GLB reserves embedded
derivatives	-	(20)	(20)
Total, net	$627	$(556)	$71

	For the Year Ended December 31, 2013
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$367	$(446)	$(79)
ABS	-	(35)	(35)
CMBS	-	(8)	(8)
CLOs	-	(29)	(29)
Hybrid and redeemable preferred securities	20	(50)	(30)
Trading securities	8	-	8
Total, net	$395	$(568)	$(173)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2015, 2014 and 2013 transfers in and out were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers in and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the year ended December 31, 2015, the transfers from Level 2 to Level 1 of the fair value hierarchy were $172 million for our financial instruments carried at fair value which was attributable to quoted market prices becoming available.  For the years ended December 31, 2014 and 2013 the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2015:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$1,296	Discounted cash flow	Liquidity/duration adjustment (1)	0.1%	-	11.7%
ABS	25	Discounted cash flow	Liquidity/duration adjustment (1)	3.3%	-	3.3%
Foreign government bonds	77	Discounted cash flow	Liquidity/duration adjustment (1)	1.9%	-	4.4%
Hybrid and redeemable
preferred securities	20	Discounted cash flow	Liquidity/duration adjustment (1)	2.1%	-	2.1%
Equity AFS and trading securities	27	Discounted cash flow	Liquidity/duration adjustment (1)	4.3%	-	5.8%
Other assets – reinsurance
recoverable	952	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	120%
			NPR (5)	0.02%	-	0.38%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	(1,100)	Discounted cash flow	Lapse rate (2)	1%	-	15%
			Mortality rate (6)			(8)
Other liabilities – GLB reserves
embedded derivatives	(952)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	90%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	70%	-	120%
			NPR (5)	0.02%	-	0.38%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•	Indexed annuity and IUL contracts embedded derivatives – An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives –  Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

22.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties (see Note 3 for more information) and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
▪	Changes in the fair value of the embedded derivatives of our GLB riders reflected within variable annuity net derivative results accounted for at fair value;
▪	Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and
▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2015	2014	2013
Revenues
Operating revenues:
Annuities	$3,815	$3,450	$3,044
Retirement Plan Services	1,090	1,081	1,061
Life Insurance	5,484	5,343	4,781
Group Protection	2,356	2,445	2,260
Other Operations	335	406	392
Excluded realized gain (loss), pre-tax	(400)	(689)	(81)
Amortization of deferred gain arising from reserve changes on business
sold through reinsurance, pre-tax	3	3	3
Total revenues	$12,683	$12,039	$11,460

	For the Years Ended December 31,
	2015	2014	2013
Net Income (Loss)
Income (loss) from operations:
Annuities	$1,032	$901	$715
Retirement Plan Services	134	154	135
Life Insurance	296	373	464
Group Protection	42	23	71
Other Operations	(73)	(13)	(5)
Excluded realized gain (loss), after-tax	(260)	(446)	(53)
Income (loss) from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax	2	2	2
Net income (loss)	$1,173	$994	$1,329

	For the Years Ended December 31,
	2015	2014	2013
Net Investment Income
Annuities	$977	$1,013	$1,022
Retirement Plan Services	842	828	825
Life Insurance	2,390	2,376	2,317
Group Protection	183	180	165
Other Operations	219	251	232
Total net investment income	$4,611	$4,648	$4,561

	For the Years Ended December 31,
	2015	2014	2013
Amortization of DAC and VOBA, Net of Interest
Annuities	$284	$346	$374
Retirement Plan Services	29	37	48
Life Insurance	806	640	441
Group Protection	80	57	53
Total amortization of DAC and VOBA, net of interest	$1,199	$1,080	$916

	For the Years Ended December 31,
	2015	2014	2013
Federal Income Tax Expense (Benefit)
Annuities	$281	$225	$159
Retirement Plan Services	46	48	46
Life Insurance	118	167	225
Group Protection	23	12	38
Other Operations	(33)	10	(9)
Excluded realized gain (loss)	(141)	(243)	(29)
Reserve changes (net of related amortization)
on business sold through reinsurance	1	1	1
Total federal income tax expense (benefit)	$295	$220	$431

	As of December 31,
	2015	2014
Assets
Annuities	$130,840	$130,509
Retirement Plan Services	32,651	33,686
Life Insurance	70,695	69,712
Group Protection	4,182	4,239
Other Operations	14,320	15,364
Total assets	$252,688	$253,510

23.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2015	2014	2013
Interest paid	$106	$104	$91
Income taxes paid (received)	125	172	(6)
Significant non-cash investing and financing transactions:
Disposal of note receivable from affiliate	-	(500)	-
Acquisition of note receivable from affiliate	54	712	-
Other assets received in our financing transaction	252	-	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	123	88	360
Carrying value of liability	(123)	(88)	(360)
Net asset (liability) from exchange	$-	$-	$-
Reinsurance ceded:
Carrying value of assets	$-	$15	$11
Carrying value of liabilities	-	15	11
Total reinsurance ceded	$-	$30	$22

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

T

	As of December 31,
	2015	2014
Assets with affiliates:
Accrued inter-company interest receivable	$4	$2	Accrued investment income
Bonds	1,534	1,410	Fixed maturity AFS securities
Ceded reinsurance contracts	(226)	(239)	Deferred acquisition costs and value of
			business acquired
Ceded reinsurance contracts	1,983	1,700	Reinsurance recoverables
Ceded reinsurance contracts	184	44	Reinsurance related embedded derivatives
Ceded reinsurance contracts	714	71	Other assets
Cash management agreement investment	98	449	Other assets
Service agreement receivable	42	48	Other assets
Ceded reinsurance contracts	9	10	Other assets

Liabilities with affiliates:
Accrued inter-company interest payable	2	4	Other liabilities
Assumed reinsurance contracts	34	25	Future contract benefits
Assumed reinsurance contracts	414	413	Other contract holder funds
Service agreement payable	34	62	Other liabilities
Ceded reinsurance contracts	(50)	(53)	Other contract holder funds
Ceded reinsurance contracts	3,841	3,677	Funds withheld reinsurance liabilities
Ceded reinsurance contracts
Ceded reinsurance contracts	81	72	Other liabilities
Inter-company short-term debt	90	2	Short-term debt
Inter-company long-term debt	2,495	2,412	Long-term debt

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2015	2014	2013
Revenues with affiliates:
Premiums received on assumed reinsurance contracts	$(411)	$(574)	$(318)	Insurance premiums
Net investment income on intercompany notes	31	12	5	Net investment income
Fees for management of general account	(109)	(105)	(103)	Net investment income
Net investment income on ceded funds withheld treaties	(62)	-	-	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	664	1,265	(2,153)	Realized gain (loss)
Reinsurance related settlements	(881)	(1,573)	2,110	Realized gain (loss)
Other gains (losses)	157	(199)	242	Realized gain (loss)

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded reinsurance	(478)	255	(205)	Benefits
Ceded reinsurance contracts	(15)	-	-	Commissions and other
				expenses
Service agreement payments	42	76	100	Commissions and other
				expenses
Interest expense on inter-company debt	102	102	92	Interest and debt expense
Interest credited on assumed reinsurance contracts	59	15	-	Interest credited

Bonds

LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, weighted policies in force, and sales.

Ceded Reinsurance Contracts

As discussed in Note 10, we cede insurance contracts to and assume insurance contracts from affiliated companies.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 7, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.  As discussed in Note 4, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $401 million and $186 million as of December 31, 2015 and 2014, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

25.  Subsequent Events

Management evaluated subsequent events for the Company through March 31, 2016, the date the financial statements were available to be issued.  On March 28, 2016, LNL paid a cash dividend in the amount of $200 million to LNC.  Management identified no other items or events required for disclosure.

Lincoln National Variable Annuity Account C

Lincoln National Variable Annuity Account C

Statements of assets and liabilities

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
AB VPS Global Thematic Growth Portfolio Class B	$21,567,099	$—	$21,567,099	$2,828	$598	$21,563,673
AB VPS International Value Portfolio Class B	116,234	—	116,234	—	4	116,230
AB VPS Small/Mid Cap Value Portfolio Class A	848,159	—	848,159	—	26	848,133
American Century VP Inflation Protection Fund Class I	22,132	—	22,132	—	1	22,131
American Century VP Inflation Protection Fund Class II	6,756,739	—	6,756,739	68	224	6,756,447
American Century VP International Fund Class I	30,551	—	30,551	—	—	30,551
American Funds Global Growth Fund Class 2	113,300,207	15,910	113,316,117	—	3,174	113,312,943
American Funds Growth Fund Class 2	664,199,973	96,785	664,296,758	—	18,578	664,278,180
American Funds Growth-Income Fund Class 2	261,746,142	—	261,746,142	55,436	7,433	261,683,273
American Funds International Fund Class 2	222,054,990	—	222,054,990	18,210	6,204	222,030,576
BlackRock Global Allocation V.I. Fund Class I	24,873,134	—	24,873,134	295	691	24,872,148
BlackRock Global Allocation V.I. Fund Class III	14,881,423	19,365	14,900,788	—	441	14,900,347
Delaware VIP Diversified Income Series Standard Class	107,075,018	2,953	107,077,971	—	2,993	107,074,978
Delaware VIP Diversified Income Series Service Class	50,237,345	32,582	50,269,927	—	1,477	50,268,450
Delaware VIP Emerging Markets Series Service Class	1,881,894	—	1,881,894	—	61	1,881,833
Delaware VIP High Yield Series Standard Class	32,621,547	73,639	32,695,186	—	902	32,694,284
Delaware VIP High Yield Series Service Class	11,157,333	10,012	11,167,345	—	306	11,167,039
Delaware VIP Limited-Term Diversified Income Series Service Class	2,646,633	867	2,647,500	—	84	2,647,416
Delaware VIP REIT Series Standard Class	125,063,280	—	125,063,280	60,154	3,486	124,999,640
Delaware VIP REIT Series Service Class	24,036,665	—	24,036,665	1,343	665	24,034,657
Delaware VIP Small Cap Value Series Service Class	204,983,315	—	204,983,315	117,627	5,713	204,859,975
Delaware VIP Smid Cap Growth Series Standard Class	250,159,289	—	250,159,289	82,458	6,949	250,069,882
Delaware VIP Smid Cap Growth Series Service Class	20,908,569	13,459	20,922,028	—	579	20,921,449
Delaware VIP U.S. Growth Series Service Class	240,372	—	240,372	—	9	240,363
Delaware VIP Value Series Standard Class	156,610,011	—	156,610,011	66,757	4,187	156,539,067
Delaware VIP Value Series Service Class	26,988,183	10,873	26,999,056	—	748	26,998,308
Deutsche Alternative Asset Allocation VIP Portfolio A	3,246,669	707	3,247,376	—	89	3,247,287
Deutsche Alternative Asset Allocation VIP Portfolio B	1,980,749	2,488	1,983,237	—	55	1,983,182
Deutsche Equity 500 Index VIP Portfolio A	133,062	—	133,062	788	2	132,272
Deutsche Equity 500 Index VIP Portfolio B	4,891	—	4,891	—	—	4,891
Deutsche Small Cap Index VIP Portfolio A	1,247,347	—	1,247,347	1,211	40	1,246,096
Fidelity VIP Contrafund Portfolio Service Class	222,946,799	—	222,946,799	276,713	6,286	222,663,800
Fidelity VIP Contrafund Portfolio Service Class 2	65,990,376	38,110	66,028,486	—	1,826	66,026,660
Fidelity VIP Growth Portfolio Service Class	80,764,364	30,209	80,794,573	—	2,246	80,792,327
Fidelity VIP Growth Portfolio Service Class 2	15,011,956	11,670	15,023,626	—	416	15,023,210
Fidelity VIP Mid Cap Portfolio Service Class 2	2,626,532	52	2,626,584	—	85	2,626,499
Franklin Income VIP Fund Class 2	1,734,992	422	1,735,414	—	66	1,735,348
Franklin Mutual Shares VIP Fund Class 2	1,686,349	—	1,686,349	—	56	1,686,293
Invesco V.I. Core Equity Fund Series I	37,589	—	37,589	—	1	37,588
Invesco V.I. International Growth Fund Series I	44,515	—	44,515	—	2	44,513
Janus Aspen Global Research Portfolio Institutional Shares	305,268	—	305,268	271	5	304,992

See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Baron Growth Opportunities Fund Service Class	$162,646,242	$20,880	$162,667,122	$—	$4,514	$162,662,608
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	698,773	38	698,811	—	19	698,792
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	269,790	2,385	272,175	—	7	272,168
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	239,260,770	—	239,260,770	28,986	6,625	239,225,159
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class	7,304,809	3,608	7,308,417	—	202	7,308,215
LVIP BlackRock Inflation Protected Bond Fund Standard Class	16,438,338	1,193	16,439,531	—	435	16,439,096
LVIP BlackRock Inflation Protected Bond Fund Service Class	5,489,213	5,427	5,494,640	—	141	5,494,499
LVIP Clarion Global Real Estate Fund Standard Class	10,930,910	—	10,930,910	2,413	305	10,928,192
LVIP Clarion Global Real Estate Fund Service Class	5,165,461	4,650	5,170,111	—	151	5,169,960
LVIP Delaware Bond Fund Standard Class	219,951,188	2,550	219,953,738	—	6,139	219,947,599
LVIP Delaware Bond Fund Service Class	25,371,746	21,367	25,393,113	—	696	25,392,417
LVIP Delaware Diversified Floating Rate Fund Service Class	5,377,683	4,985	5,382,668	—	162	5,382,506
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	104,546,676	—	104,546,676	46,330	2,898	104,497,448
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	9,639,408	20,643	9,660,051	—	266	9,659,785
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	206,483,064	—	206,483,064	16,758	5,708	206,460,598
LVIP Delaware Foundation Conservative Allocation Fund Service Class	6,780,324	5,591	6,785,915	—	187	6,785,728
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	5,794,246	444	5,794,690	—	164	5,794,526
LVIP Delaware Foundation Moderate Allocation Fund Service Class	9,174,132	23,505	9,197,637	—	253	9,197,384
LVIP Delaware Social Awareness Fund Standard Class	541,524,729	—	541,524,729	59,088	15,024	541,450,617
LVIP Delaware Social Awareness Fund Service Class	20,945,825	5,341	20,951,166	—	580	20,950,586
LVIP Delaware Special Opportunities Fund Standard Class	416,161,828	2,198	416,164,026	—	11,539	416,152,487
LVIP Delaware Special Opportunities Fund Service Class	33,093,801	8,417	33,102,218	—	915	33,101,303
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	948,033,428	—	948,033,428	47,154	26,310	947,959,964
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	7,211,784	1,358	7,213,142	—	200	7,212,942
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	16,654,793	—	16,654,793	284,045	474	16,370,274
LVIP Global Conservative Allocation Managed Risk Fund Service Class	19,580,137	—	19,580,137	226	557	19,579,354
LVIP Global Growth Allocation Managed Risk Fund Standard Class	21,350,794	—	21,350,794	121,542	596	21,228,656

See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Global Growth Allocation Managed Risk Fund Service Class	$44,127,721	$—	$44,127,721	$154,252	$1,265	$43,972,204
LVIP Global Income Fund Standard Class	5,808,243	1,028	5,809,271	—	164	5,809,107
LVIP Global Income Fund Service Class	4,452,987	4,843	4,457,830	—	134	4,457,696
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	31,391,727	2,584	31,394,311	—	897	31,393,414
LVIP Global Moderate Allocation Managed Risk Fund Service Class	52,464,030	24,456	52,488,486	—	1,520	52,486,966
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	1,005,695	56	1,005,751	—	28	1,005,723
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class	411,576	553	412,129	—	12	412,117
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	1,056,913	84	1,056,997	—	29	1,056,968
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class	407,321	20,399	427,720	—	12	427,708
LVIP Managed Risk Profile 2010 Fund Standard Class	3,220,565	17	3,220,582	—	89	3,220,493
LVIP Managed Risk Profile 2010 Fund Service Class	1,297,220	1,931	1,299,151	—	36	1,299,115
LVIP Managed Risk Profile 2020 Fund Standard Class	11,865,282	43,017	11,908,299	—	327	11,907,972
LVIP Managed Risk Profile 2020 Fund Service Class	12,546,368	8,081	12,554,449	—	346	12,554,103
LVIP Managed Risk Profile 2030 Fund Standard Class	8,431,921	6,046	8,437,967	—	233	8,437,734
LVIP Managed Risk Profile 2030 Fund Service Class	16,948,636	16,033	16,964,669	—	467	16,964,202
LVIP Managed Risk Profile 2040 Fund Standard Class	2,823,636	2	2,823,638	—	78	2,823,560
LVIP Managed Risk Profile 2040 Fund Service Class	16,976,414	13,345	16,989,759	—	468	16,989,291
LVIP Managed Risk Profile 2050 Fund Standard Class	414,197	59	414,256	—	11	414,245
LVIP Managed Risk Profile 2050 Fund Service Class	5,002,700	8,309	5,011,009	—	138	5,010,871
LVIP MFS International Growth Fund Service Class	548,677	—	548,677	—	19	548,658
LVIP MFS Value Fund Service Class	2,196,314	—	2,196,314	964	69	2,195,281
LVIP Mondrian International Value Fund Standard Class	189,763,626	1,794	189,765,420	—	5,308	189,760,112
LVIP Mondrian International Value Fund Service Class	17,865,519	20,657	17,886,176	—	496	17,885,680
LVIP Money Market Fund Standard Class	44,206,122	42,706	44,248,828	—	1,218	44,247,610
LVIP Money Market Fund Service Class	7,517,550	5,900	7,523,450	—	206	7,523,244
LVIP SSgA Bond Index Fund Standard Class	5,278,327	1,241	5,279,568	—	148	5,279,420
LVIP SSgA Bond Index Fund Service Class	2,721,383	8,927	2,730,310	—	80	2,730,230
LVIP SSgA Developed International 150 Fund Service Class	91,931	—	91,931	17	3	91,911
LVIP SSgA Emerging Markets 100 Fund Standard Class	17,298,964	—	17,298,964	13,386	475	17,285,103
LVIP SSgA Emerging Markets 100 Fund Service Class	6,607,840	12,349	6,620,189	—	184	6,620,005

See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of assets and liabilities (continued)

December 31, 2015

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	$7,315,829	$142	$7,315,971	$—	$204	$7,315,767
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class	15,316,189	4,867	15,321,056	—	439	15,320,617
LVIP SSgA International Index Fund Standard Class	3,671,155	1,303	3,672,458	—	102	3,672,356
LVIP SSgA International Index Fund Service Class	2,488,456	5,504	2,493,960	—	73	2,493,887
LVIP SSgA Large Cap 100 Fund Service Class	308,295	—	308,295	—	11	308,284
LVIP SSgA S&P 500 Index Fund Standard Class	327,285,977	235,033	327,521,010	—	9,111	327,511,899
LVIP SSgA S&P 500 Index Fund Service Class	61,056,578	37,733	61,094,311	—	1,692	61,092,619
LVIP SSgA Small-Cap Index Fund Standard Class	39,863,717	18,383	39,882,100	—	1,110	39,880,990
LVIP SSgA Small-Cap Index Fund Service Class	12,330,205	7,016	12,337,221	—	353	12,336,868
LVIP SSgA Small-Mid Cap 200 Fund Service Class	670,506	—	670,506	109	21	670,376
LVIP T. Rowe Price Growth Stock Fund Service Class	662,304	—	662,304	42	19	662,243
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	170,817,161	—	170,817,161	131,883	4,734	170,680,544
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	13,931,244	10,946	13,942,190	—	385	13,941,805
LVIP Templeton Growth Managed Volatility Fund Standard Class	529,840	4	529,844	—	15	529,829
LVIP Templeton Growth Managed Volatility Fund Service Class	319,185	263	319,448	—	11	319,437
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	235,339,310	—	235,339,310	20,358	6,528	235,312,424
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class	2,679,132	2,084	2,681,216	—	74	2,681,142
LVIP Vanguard Domestic Equity ETF Fund Service Class	10,752,021	8,501	10,760,522	—	299	10,760,223
LVIP Vanguard International Equity ETF Fund Service Class	6,639,912	—	6,639,912	45,223	185	6,594,504
LVIP Wellington Capital Growth Fund Service Class	102,361	—	102,361	—	3	102,358
LVIP Wellington Mid-Cap Value Fund Service Class	298,715	—	298,715	—	10	298,705
MFS VIT Total Return Series Initial Class	1,276,246	—	1,276,246	102	40	1,276,104
MFS VIT Utilities Series Initial Class	134,642,667	—	134,642,667	73,268	3,706	134,565,693
MFS VIT Utilities Series Service Class	33,425,860	3,732	33,429,592	—	913	33,428,679
MFS VIT II Core Equity Portfolio Initial Class	5,828	—	5,828	—	—	5,828
NB AMT Large Cap Value Portfolio I Class	11,678	—	11,678	—	—	11,678
NB AMT Mid Cap Growth Portfolio I Class	118,100	—	118,100	—	2	118,098
NB AMT Mid Cap Intrinsic Value Portfolio I Class	190,754	—	190,754	—	7	190,747
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	47,034	—	47,034	—	1	47,033
PIMCO VIT Total Return Portfolio Administrative Class	15,765,866	13,706	15,779,572	—	437	15,779,135
Putnam VT Global Health Care Fund Class IB	70,750	—	70,750	—	2	70,748
Templeton Global Bond VIP Fund Class 2	3,777,839	187	3,778,026	—	129	3,777,897
Wells Fargo VT Intrinsic Value Fund Class 2	153,206	—	153,206	—	5	153,201
Wells Fargo VT Omega Growth Fund Class 2	110,319	—	110,319	—	4	110,315
Wells Fargo VT Small Cap Growth Fund Class 2	260,057	—	260,057	—	8	260,049

See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of operations

Year Ended December 31, 2015

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio Class B	$—	$(228,891)	$(228,891)	$824,455
AB VPS International Value Portfolio Class B	2,675	(1,378)	1,297	(1,627)
AB VPS Small/Mid Cap Value Portfolio Class A	7,122	(10,581)	(3,459)	37,823
American Century VP Inflation Protection Fund Class I	543	(232)	311	(57)
American Century VP Inflation Protection Fund Class II	147,364	(90,330)	57,034	(94,657)
American Century VP International Fund Class I	113	(167)	(54)	14
American Funds Global Growth Fund Class 2	1,161,615	(1,131,696)	29,919	1,788,220
American Funds Growth Fund Class 2	4,038,447	(6,899,652)	(2,861,205)	15,677,143
American Funds Growth-Income Fund Class 2	3,526,290	(2,805,946)	720,344	5,419,721
American Funds International Fund Class 2	3,631,114	(2,506,645)	1,124,469	2,874,267
BlackRock Global Allocation V.I. Fund Class I	295,759	(272,229)	23,530	102,003
BlackRock Global Allocation V.I. Fund Class III	160,723	(166,399)	(5,676)	(39,044)
Delaware VIP Diversified Income Series Standard Class	3,671,618	(1,210,394)	2,461,224	911,022
Delaware VIP Diversified Income Series Service Class	1,461,870	(563,482)	898,388	61,584
Delaware VIP Emerging Markets Series Service Class	12,538	(24,787)	(12,249)	(13,415)
Delaware VIP High Yield Series Standard Class	2,628,747	(394,209)	2,234,538	(524,591)
Delaware VIP High Yield Series Service Class	773,613	(122,681)	650,932	(111,200)
Delaware VIP Limited-Term Diversified Income Series Service Class	37,360	(30,255)	7,105	(5,661)
Delaware VIP REIT Series Standard Class	1,652,799	(1,327,210)	325,589	3,780,813
Delaware VIP REIT Series Service Class	238,660	(238,838)	(178)	466,678
Delaware VIP Small Cap Value Series Service Class	1,090,284	(2,315,275)	(1,224,991)	6,745,276
Delaware VIP Smid Cap Growth Series Standard Class	960,858	(2,549,400)	(1,588,542)	6,134,123
Delaware VIP Smid Cap Growth Series Service Class	31,459	(198,826)	(167,367)	242,251
Delaware VIP U.S. Growth Series Service Class	838	(3,072)	(2,234)	12,675
Delaware VIP Value Series Standard Class	2,882,579	(1,603,608)	1,278,971	6,396,071
Delaware VIP Value Series Service Class	407,495	(274,771)	132,724	775,285
Deutsche Alternative Asset Allocation VIP Portfolio A	111,048	(36,353)	74,695	(6,685)
Deutsche Alternative Asset Allocation VIP Portfolio B	60,708	(22,292)	38,416	(14,183)
Deutsche Equity 500 Index VIP Portfolio A	2,248	(767)	1,481	4,149
Deutsche Equity 500 Index VIP Portfolio B	36	(33)	3	—
Deutsche Small Cap Index VIP Portfolio A	14,980	(16,235)	(1,255)	57,875
Fidelity VIP Contrafund Portfolio Service Class	2,151,444	(2,434,341)	(282,897)	6,402,774
Fidelity VIP Contrafund Portfolio Service Class 2	543,167	(670,293)	(127,126)	843,180
Fidelity VIP Growth Portfolio Service Class	130,285	(814,568)	(684,283)	2,790,900
Fidelity VIP Growth Portfolio Service Class 2	4,808	(137,783)	(132,975)	404,014
Fidelity VIP Mid Cap Portfolio Service Class 2	7,052	(33,146)	(26,094)	38,810
Franklin Income VIP Fund Class 2	93,805	(27,429)	66,376	10,406
Franklin Mutual Shares VIP Fund Class 2	58,582	(22,234)	36,348	53,843
Invesco V.I. Core Equity Fund Series I	451	(456)	(5)	1,173
Invesco V.I. International Growth Fund Series I	569	(632)	(63)	8,627
Janus Aspen Global Research Portfolio Institutional Shares	2,121	(2,006)	115	4,442
LVIP Baron Growth Opportunities Fund Service Class	—	(1,821,794)	(1,821,794)	8,455,361
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	12,841	(7,566)	5,275	(84,943)
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	3,735	(1,815)	1,920	(1,957)
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	4,323,333	(2,609,574)	1,713,759	3,340,531
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class	113,935	(76,438)	37,497	104,360
LVIP BlackRock Inflation Protected Bond Fund Standard Class	212,500	(182,967)	29,533	(400,888)
LVIP BlackRock Inflation Protected Bond Fund Service Class	68,693	(55,317)	13,376	(70,283)
LVIP Clarion Global Real Estate Fund Standard Class	353,616	(125,713)	227,903	511,979
LVIP Clarion Global Real Estate Fund Service Class	148,587	(57,305)	91,282	170,685
LVIP Delaware Bond Fund Standard Class	5,322,410	(2,398,413)	2,923,997	2,460,577
LVIP Delaware Bond Fund Service Class	523,158	(258,673)	264,485	78,434
LVIP Delaware Diversified Floating Rate Fund Service Class	73,648	(62,919)	10,729	(14,868)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	1,887,787	(1,143,580)	744,207	2,506,315
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	148,296	(89,886)	58,410	100,196
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	5,875,259	(2,244,218)	3,631,041	604,629
LVIP Delaware Foundation Conservative Allocation Fund Service Class	174,862	(67,688)	107,174	7,969

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio Class B	$—	$824,455	$(286,701)	$308,863
AB VPS International Value Portfolio Class B	—	(1,627)	4,600	4,270
AB VPS Small/Mid Cap Value Portfolio Class A	144,754	182,577	(232,802)	(53,684)
American Century VP Inflation Protection Fund Class I	—	(57)	(1,007)	(753)
American Century VP Inflation Protection Fund Class II	—	(94,657)	(229,202)	(266,825)
American Century VP International Fund Class I	—	14	(32)	(72)
American Funds Global Growth Fund Class 2	10,696,647	12,484,867	(6,595,198)	5,919,588
American Funds Growth Fund Class 2	140,668,764	156,345,907	(114,941,869)	38,542,833
American Funds Growth-Income Fund Class 2	39,804,376	45,224,097	(44,674,911)	1,269,530
American Funds International Fund Class 2	14,097,027	16,971,294	(30,931,361)	(12,835,598)
BlackRock Global Allocation V.I. Fund Class I	1,344,604	1,446,607	(1,912,803)	(442,666)
BlackRock Global Allocation V.I. Fund Class III	915,158	876,114	(1,186,115)	(315,677)
Delaware VIP Diversified Income Series Standard Class	1,347,383	2,258,405	(7,021,468)	(2,301,839)
Delaware VIP Diversified Income Series Service Class	584,748	646,332	(2,784,916)	(1,240,196)
Delaware VIP Emerging Markets Series Service Class	43,882	30,467	(356,614)	(338,396)
Delaware VIP High Yield Series Standard Class	551,189	26,598	(5,010,437)	(2,749,301)
Delaware VIP High Yield Series Service Class	169,025	57,825	(1,677,134)	(968,377)
Delaware VIP Limited-Term Diversified Income Series Service Class	—	(5,661)	(16,974)	(15,530)
Delaware VIP REIT Series Standard Class	—	3,780,813	(1,105,602)	3,000,800
Delaware VIP REIT Series Service Class	—	466,678	89,950	556,450
Delaware VIP Small Cap Value Series Service Class	24,466,207	31,211,483	(46,693,549)	(16,707,057)
Delaware VIP Smid Cap Growth Series Standard Class	20,610,400	26,744,523	(9,269,528)	15,886,453
Delaware VIP Smid Cap Growth Series Service Class	1,619,497	1,861,748	(574,991)	1,119,390
Delaware VIP U.S. Growth Series Service Class	19,197	31,872	(22,573)	7,065
Delaware VIP Value Series Standard Class	—	6,396,071	(9,932,617)	(2,257,575)
Delaware VIP Value Series Service Class	—	775,285	(1,347,439)	(439,430)
Deutsche Alternative Asset Allocation VIP Portfolio A	8,160	1,475	(333,505)	(257,335)
Deutsche Alternative Asset Allocation VIP Portfolio B	4,886	(9,297)	(195,414)	(166,295)
Deutsche Equity 500 Index VIP Portfolio A	6,262	10,411	(11,013)	879
Deutsche Equity 500 Index VIP Portfolio B	120	120	(132)	(9)
Deutsche Small Cap Index VIP Portfolio A	107,883	165,758	(236,785)	(72,282)
Fidelity VIP Contrafund Portfolio Service Class	21,602,055	28,004,829	(28,543,023)	(821,091)
Fidelity VIP Contrafund Portfolio Service Class 2	5,959,569	6,802,749	(7,060,290)	(384,667)
Fidelity VIP Growth Portfolio Service Class	2,506,630	5,297,530	55,287	4,668,534
Fidelity VIP Growth Portfolio Service Class 2	403,345	807,359	83,306	757,690
Fidelity VIP Mid Cap Portfolio Service Class 2	347,471	386,281	(427,395)	(67,208)
Franklin Income VIP Fund Class 2	—	10,406	(242,343)	(165,561)
Franklin Mutual Shares VIP Fund Class 2	129,257	183,100	(330,863)	(111,415)
Invesco V.I. Core Equity Fund Series I	4,121	5,294	(8,139)	(2,850)
Invesco V.I. International Growth Fund Series I	—	8,627	(8,580)	(16)
Janus Aspen Global Research Portfolio Institutional Shares	—	4,442	(12,745)	(8,188)
LVIP Baron Growth Opportunities Fund Service Class	14,151,529	22,606,890	(30,677,049)	(9,891,953)
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	—	(84,943)	(105,171)	(184,839)
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	—	(1,957)	(40,914)	(40,951)
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	—	3,340,531	(21,019,099)	(15,964,809)
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class	—	104,360	(623,736)	(481,879)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	—	(400,888)	(310,320)	(681,675)
LVIP BlackRock Inflation Protected Bond Fund Service Class	—	(70,283)	(179,045)	(235,952)
LVIP Clarion Global Real Estate Fund Standard Class	—	511,979	(1,035,889)	(296,007)
LVIP Clarion Global Real Estate Fund Service Class	—	170,685	(407,269)	(145,302)
LVIP Delaware Bond Fund Standard Class	518,101	2,978,678	(7,217,662)	(1,314,987)
LVIP Delaware Bond Fund Service Class	59,186	137,620	(648,983)	(246,878)
LVIP Delaware Diversified Floating Rate Fund Service Class	—	(14,868)	(110,736)	(114,875)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	3,823,678	6,329,993	(9,459,252)	(2,385,052)
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	331,024	431,220	(752,732)	(263,102)
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	8,644,017	9,248,646	(16,752,495)	(3,872,808)
LVIP Delaware Foundation Conservative Allocation Fund Service Class	273,271	281,240	(542,957)	(154,543)

Lincoln National Variable Annuity Account C

Statements of operations (continued)

Year Ended December 31, 2015

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	$130,151	$(60,541)	$69,610	$59,884
LVIP Delaware Foundation Moderate Allocation Fund Service Class	176,441	(85,385)	91,056	18,052
LVIP Delaware Social Awareness Fund Standard Class	8,269,837	(5,849,255)	2,420,582	19,939,380
LVIP Delaware Social Awareness Fund Service Class	240,160	(211,507)	28,653	345,758
LVIP Delaware Special Opportunities Fund Standard Class	5,388,090	(4,523,690)	864,400	12,673,369
LVIP Delaware Special Opportunities Fund Service Class	302,499	(341,557)	(39,058)	252,852
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	16,125,451	(10,353,280)	5,772,171	31,995,133
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	95,026	(75,709)	19,317	197,163
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	363,183	(200,877)	162,306	682,018
LVIP Global Conservative Allocation Managed Risk Fund Service Class	377,603	(212,487)	165,116	273,314
LVIP Global Growth Allocation Managed Risk Fund Standard Class	439,217	(241,999)	197,218	537,866
LVIP Global Growth Allocation Managed Risk Fund Service Class	792,453	(490,009)	302,444	581,954
LVIP Global Income Fund Standard Class	196,796	(67,611)	129,185	(38,514)
LVIP Global Income Fund Service Class	133,093	(50,486)	82,607	(12,137)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	656,080	(379,062)	277,018	1,158,162
LVIP Global Moderate Allocation Managed Risk Fund Service Class	959,922	(584,284)	375,638	900,339
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	—	(12,395)	(12,395)	(49,318)
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class	—	(4,652)	(4,652)	13,596
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	8,421	(10,679)	(2,258)	4,829
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class	2,192	(3,623)	(1,431)	9,926
LVIP Managed Risk Profile 2010 Fund Standard Class	62,110	(32,723)	29,387	50,623
LVIP Managed Risk Profile 2010 Fund Service Class	21,636	(14,809)	6,827	95,862
LVIP Managed Risk Profile 2020 Fund Standard Class	227,092	(125,788)	101,304	319,696
LVIP Managed Risk Profile 2020 Fund Service Class	207,596	(128,590)	79,006	207,672
LVIP Managed Risk Profile 2030 Fund Standard Class	155,447	(86,582)	68,865	218,442
LVIP Managed Risk Profile 2030 Fund Service Class	267,369	(168,926)	98,443	158,380
LVIP Managed Risk Profile 2040 Fund Standard Class	50,778	(28,173)	22,605	71,984
LVIP Managed Risk Profile 2040 Fund Service Class	260,229	(167,093)	93,136	219,705
LVIP Managed Risk Profile 2050 Fund Standard Class	6,831	(3,787)	3,044	(4,939)
LVIP Managed Risk Profile 2050 Fund Service Class	69,639	(41,336)	28,303	(10,096)
LVIP MFS International Growth Fund Service Class	5,491	(7,235)	(1,744)	17,426
LVIP MFS Value Fund Service Class	41,042	(26,315)	14,727	80,734
LVIP Mondrian International Value Fund Standard Class	6,079,170	(2,182,557)	3,896,613	4,648,512
LVIP Mondrian International Value Fund Service Class	521,778	(192,963)	328,815	(6,654)
LVIP Money Market Fund Standard Class	10,240	(456,303)	(446,063)	—
LVIP Money Market Fund Service Class	1,702	(75,526)	(73,824)	—
LVIP SSgA Bond Index Fund Standard Class	135,578	(53,902)	81,676	20,085
LVIP SSgA Bond Index Fund Service Class	61,687	(25,504)	36,183	3,126
LVIP SSgA Developed International 150 Fund Service Class	2,699	(1,149)	1,550	771
LVIP SSgA Emerging Markets 100 Fund Standard Class	861,893	(209,291)	652,602	(767,497)
LVIP SSgA Emerging Markets 100 Fund Service Class	304,689	(74,256)	230,433	(164,542)
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	234,594	(81,256)	153,338	59,636
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class	452,578	(174,887)	277,691	247,533
LVIP SSgA International Index Fund Standard Class	96,661	(36,606)	60,055	14,229
LVIP SSgA International Index Fund Service Class	58,554	(26,352)	32,202	26,290
LVIP SSgA Large Cap 100 Fund Service Class	7,893	(4,653)	3,240	7,513
LVIP SSgA S&P 500 Index Fund Standard Class	6,352,336	(3,442,212)	2,910,124	6,745,369
LVIP SSgA S&P 500 Index Fund Service Class	1,024,607	(594,866)	429,741	492,018
LVIP SSgA Small-Cap Index Fund Standard Class	396,181	(450,534)	(54,353)	1,220,316
LVIP SSgA Small-Cap Index Fund Service Class	89,454	(133,514)	(44,060)	195,911
LVIP SSgA Small-Mid Cap 200 Fund Service Class	15,968	(8,767)	7,201	17,674
LVIP T. Rowe Price Growth Stock Fund Service Class	—	(7,086)	(7,086)	89,166
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	224,763	(1,822,939)	(1,598,176)	6,041,806
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	—	(138,164)	(138,164)	254,643
LVIP Templeton Growth Managed Volatility Fund Standard Class	7,791	(5,277)	2,514	(20,925)
LVIP Templeton Growth Managed Volatility Fund Service Class	3,897	(4,107)	(210)	2,164
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	—	(2,486,400)	(2,486,400)	9,586,230

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	$189,720	$249,604	$(455,592)	$(136,378)
LVIP Delaware Foundation Moderate Allocation Fund Service Class	272,229	290,281	(612,876)	(231,539)
LVIP Delaware Social Awareness Fund Standard Class	61,522,604	81,461,984	(92,472,751)	(8,590,185)
LVIP Delaware Social Awareness Fund Service Class	2,317,127	2,662,885	(3,113,357)	(421,819)
LVIP Delaware Special Opportunities Fund Standard Class	30,761,744	43,435,113	(46,480,938)	(2,181,425)
LVIP Delaware Special Opportunities Fund Service Class	2,396,310	2,649,162	(2,981,794)	(371,690)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	115,999,549	147,994,682	(182,993,334)	(29,226,481)
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	855,283	1,052,446	(1,335,885)	(264,122)
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	234,834	916,852	(1,571,444)	(492,286)
LVIP Global Conservative Allocation Managed Risk Fund Service Class	265,571	538,885	(1,356,875)	(652,874)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	—	537,866	(1,828,118)	(1,093,034)
LVIP Global Growth Allocation Managed Risk Fund Service Class	—	581,954	(3,210,280)	(2,325,882)
LVIP Global Income Fund Standard Class	55,686	17,172	(345,797)	(199,440)
LVIP Global Income Fund Service Class	40,935	28,798	(265,288)	(153,883)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	22,724	1,180,886	(2,922,261)	(1,464,357)
LVIP Global Moderate Allocation Managed Risk Fund Service Class	36,734	937,073	(3,861,432)	(2,548,721)
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	11,714	(37,604)	(109,184)	(159,183)
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class	4,900	18,496	(40,029)	(26,185)
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	—	4,829	(97,220)	(94,649)
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class	—	9,926	(39,397)	(30,902)
LVIP Managed Risk Profile 2010 Fund Standard Class	168,079	218,702	(330,852)	(82,763)
LVIP Managed Risk Profile 2010 Fund Service Class	70,508	166,370	(210,727)	(37,530)
LVIP Managed Risk Profile 2020 Fund Standard Class	401,644	721,340	(1,225,004)	(402,360)
LVIP Managed Risk Profile 2020 Fund Service Class	430,303	637,975	(1,180,186)	(463,205)
LVIP Managed Risk Profile 2030 Fund Standard Class	502,582	721,024	(1,118,390)	(328,501)
LVIP Managed Risk Profile 2030 Fund Service Class	1,006,796	1,165,176	(1,955,027)	(691,408)
LVIP Managed Risk Profile 2040 Fund Standard Class	182,693	254,677	(400,049)	(122,767)
LVIP Managed Risk Profile 2040 Fund Service Class	1,086,986	1,306,691	(2,189,787)	(789,960)
LVIP Managed Risk Profile 2050 Fund Standard Class	696	(4,243)	(21,903)	(23,102)
LVIP Managed Risk Profile 2050 Fund Service Class	8,049	(2,047)	(276,026)	(249,770)
LVIP MFS International Growth Fund Service Class	—	17,426	(18,697)	(3,015)
LVIP MFS Value Fund Service Class	55,432	136,166	(193,115)	(42,222)
LVIP Mondrian International Value Fund Standard Class	—	4,648,512	(17,422,439)	(8,877,314)
LVIP Mondrian International Value Fund Service Class	—	(6,654)	(1,298,095)	(975,934)
LVIP Money Market Fund Standard Class	—	—	—	(446,063)
LVIP Money Market Fund Service Class	—	—	—	(73,824)
LVIP SSgA Bond Index Fund Standard Class	—	20,085	(141,488)	(39,727)
LVIP SSgA Bond Index Fund Service Class	—	3,126	(69,238)	(29,929)
LVIP SSgA Developed International 150 Fund Service Class	8,097	8,868	(15,947)	(5,529)
LVIP SSgA Emerging Markets 100 Fund Standard Class	—	(767,497)	(4,019,662)	(4,134,557)
LVIP SSgA Emerging Markets 100 Fund Service Class	—	(164,542)	(1,515,972)	(1,450,081)
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	—	59,636	(811,969)	(598,995)
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class	—	247,533	(1,814,358)	(1,289,134)
LVIP SSgA International Index Fund Standard Class	—	14,229	(240,486)	(166,202)
LVIP SSgA International Index Fund Service Class	—	26,290	(128,807)	(70,315)
LVIP SSgA Large Cap 100 Fund Service Class	42,603	50,116	(75,091)	(21,735)
LVIP SSgA S&P 500 Index Fund Standard Class	3,153,294	9,898,663	(12,035,837)	772,950
LVIP SSgA S&P 500 Index Fund Service Class	564,901	1,056,919	(1,557,982)	(71,322)
LVIP SSgA Small-Cap Index Fund Standard Class	1,328,213	2,548,529	(4,905,182)	(2,411,006)
LVIP SSgA Small-Cap Index Fund Service Class	398,627	594,538	(1,332,074)	(781,596)
LVIP SSgA Small-Mid Cap 200 Fund Service Class	100,671	118,345	(185,337)	(59,791)
LVIP T. Rowe Price Growth Stock Fund Service Class	24,206	113,372	(42,776)	63,510
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	10,844,562	16,886,368	(13,046,520)	2,241,672
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	891,380	1,146,023	(953,237)	54,622
LVIP Templeton Growth Managed Volatility Fund Standard Class	—	(20,925)	(33,772)	(52,183)
LVIP Templeton Growth Managed Volatility Fund Service Class	—	2,164	(35,983)	(34,029)
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	—	9,586,230	(6,219,925)	879,905

Lincoln National Variable Annuity Account C

Statements of operations (continued)

Year Ended December 31, 2015

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class	$—	$(26,502)	$(26,502)	$87,969
LVIP Vanguard Domestic Equity ETF Fund Service Class	151,451	(106,227)	45,224	376,442
LVIP Vanguard International Equity ETF Fund Service Class	144,483	(63,559)	80,924	(8,372)
LVIP Wellington Capital Growth Fund Service Class	—	(856)	(856)	2,292
LVIP Wellington Mid-Cap Value Fund Service Class	538	(3,697)	(3,159)	21,813
MFS VIT Core Equity Series Initial Class	69	(17)	52	3,177
MFS VIT Total Return Series Initial Class	34,639	(15,321)	19,318	45,021
MFS VIT Utilities Series Initial Class	6,880,100	(1,697,643)	5,182,457	4,744,117
MFS VIT Utilities Series Service Class	1,560,183	(389,280)	1,170,903	360,441
MFS VIT II Core Equity Portfolio Initial Class	36	(51)	(15)	(48)
NB AMT Large Cap Value Portfolio I Class	100	(72)	28	392
NB AMT Mid Cap Growth Portfolio I Class	—	(596)	(596)	150
NB AMT Mid Cap Intrinsic Value Portfolio I Class	1,701	(2,785)	(1,084)	6,901
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	2,889	(655)	2,234	(25,650)
PIMCO VIT Total Return Portfolio Administrative Class	821,319	(170,991)	650,328	(85,138)
Putnam VT Global Health Care Fund Class IB	—	(902)	(902)	18,280
Templeton Global Bond VIP Fund Class 2	329,063	(51,741)	277,322	(29,153)
Wells Fargo VT Intrinsic Value Fund Class 2	1,654	(2,586)	(932)	6,834
Wells Fargo VT Omega Growth Fund Class 2	—	(1,380)	(1,380)	(45)
Wells Fargo VT Small Cap Growth Fund Class 2	—	(3,261)	(3,261)	15,052

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class	$—	$87,969	$(57,922)	$3,545
LVIP Vanguard Domestic Equity ETF Fund Service Class	11,540	387,982	(632,698)	(199,492)
LVIP Vanguard International Equity ETF Fund Service Class	—	(8,372)	(504,569)	(432,017)
LVIP Wellington Capital Growth Fund Service Class	14,030	16,322	(11,883)	3,583
LVIP Wellington Mid-Cap Value Fund Service Class	—	21,813	(25,967)	(7,313)
MFS VIT Core Equity Series Initial Class	365	3,542	(3,440)	154
MFS VIT Total Return Series Initial Class	49,276	94,297	(131,547)	(17,932)
MFS VIT Utilities Series Initial Class	11,362,251	16,106,368	(47,155,789)	(25,866,964)
MFS VIT Utilities Series Service Class	2,738,294	3,098,735	(10,553,200)	(6,283,562)
MFS VIT II Core Equity Portfolio Initial Class	496	448	(637)	(204)
NB AMT Large Cap Value Portfolio I Class	1,006	1,398	(3,127)	(1,701)
NB AMT Mid Cap Growth Portfolio I Class	10,187	10,337	(12,486)	(2,745)
NB AMT Mid Cap Intrinsic Value Portfolio I Class	5,069	11,970	(31,112)	(20,226)
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	—	(25,650)	6,580	(16,836)
PIMCO VIT Total Return Portfolio Administrative Class	170,075	84,937	(815,360)	(80,095)
Putnam VT Global Health Care Fund Class IB	5,835	24,115	(17,316)	5,897
Templeton Global Bond VIP Fund Class 2	21,372	(7,781)	(502,571)	(233,030)
Wells Fargo VT Intrinsic Value Fund Class 2	27,443	34,277	(35,715)	(2,370)
Wells Fargo VT Omega Growth Fund Class 2	20,092	20,047	(18,435)	232
Wells Fargo VT Small Cap Growth Fund Class 2	34,635	49,687	(53,624)	(7,198)

Lincoln National Variable Annuity Account C

Statements of changes in net assets

Years Ended December 31, 2014 and 2015

	AB VPS Global Thematic Growth Portfolio Class B Subaccount	AB VPS Growth and Income Portfolio Class B Subaccount	AB VPS International Value Portfolio Class B Subaccount	AB VPS Small/Mid Cap Value Portfolio Class A Subaccount	American Century VP Inflation Protection Fund Class I Subaccount	American Century VP Inflation Protection Fund Class II Subaccount	American Century VP International Fund Class I Subaccount
NET ASSETS JANUARY 1, 2014	$22,557,448	$518	$163,763	$947,487	$22,145	$8,860,824	$21,884
Changes From Operations:
• Net investment income (loss)	(229,171)	(4)	3,363	(4,204)	114	7,802	243
• Net realized gain (loss) on investments	668,608	79	(2,742)	146,281	576	160,975	8,391
• Net change in unrealized appreciation or depreciation on investments	394,017	(38)	(11,709)	(63,926)	(111)	30,198	(9,918)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	833,454	37	(11,088)	78,151	579	198,975	(1,284)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,065,587	381	—	1,100	1,065	30,133	1,080
• Contract withdrawals & transfers to annuity reserves	(1,616,941)	(7)	(10,579)	(51,156)	(447)	(817,525)	(1,280)
• Contract transfers	(514,709)	(929)	(16,091)	24,899	158	(309,716)	—
	(1,066,063)	(555)	(26,670)	(25,157)	776	(1,097,108)	(200)
Annuity Reserves:
• Annuity Payments	(4,080)	—	—	—	—	(9,098)	—
• Receipt (reimbursement) of mortality guarantee adjustment	608	—	—	—	—	382	—
	(3,472)	—	—	—	—	(8,716)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,069,535)	(555)	(26,670)	(25,157)	776	(1,105,824)	(200)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(236,081)	(518)	(37,758)	52,994	1,355	(906,849)	(1,484)
NET ASSETS AT DECEMBER 31, 2014	22,321,367	—	126,005	1,000,481	23,500	7,953,975	20,400
Changes From Operations:
• Net investment income (loss)	(228,891)	—	1,297	(3,459)	311	57,034	(54)
• Net realized gain (loss) on investments	824,455	—	(1,627)	182,577	(57)	(94,657)	14
• Net change in unrealized appreciation or depreciation on investments	(286,701)	—	4,600	(232,802)	(1,007)	(229,202)	(32)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	308,863	—	4,270	(53,684)	(753)	(266,825)	(72)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,029,552	—	27	2,613	—	61,715	1,082
• Contract withdrawals & transfers to annuity reserves	(2,088,130)	—	(27,233)	(104,579)	(387)	(797,398)	—
• Contract transfers	(4,541)	—	13,161	3,302	(229)	(186,850)	9,141
	(1,063,119)	—	(14,045)	(98,664)	(616)	(922,533)	10,223
Annuity Reserves:
• Annuity Payments	(4,056)	—	—	—	—	(8,519)	—
• Receipt (reimbursement) of mortality guarantee adjustment	618	—	—	—	—	349	—
	(3,438)	—	—	—	—	(8,170)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,066,557)	—	(14,045)	(98,664)	(616)	(930,703)	10,223
TOTAL INCREASE (DECREASE) IN NET ASSETS	(757,694)	—	(9,775)	(152,348)	(1,369)	(1,197,528)	10,151
NET ASSETS AT DECEMBER 31, 2015	$21,563,673	$—	$116,230	$848,133	$22,131	$6,756,447	$30,551

See accompanying notes.

	American Funds Global Growth Fund Class 2 Subaccount	American Funds Growth Fund Class 2 Subaccount	American Funds Growth-Income Fund Class 2 Subaccount	American Funds International Fund Class 2 Subaccount	BlackRock Global Allocation V.I. Fund Class I Subaccount	BlackRock Global Allocation V.I. Fund Class III Subaccount
NET ASSETS JANUARY 1, 2014	$111,925,446	$687,386,342	$263,346,817	$275,415,612	$27,049,943	$14,092,662
Changes From Operations:
• Net investment income (loss)	135,411	(1,542,340)	706,534	896,429	329,959	179,615
• Net realized gain (loss) on investments	13,710,906	52,896,676	19,299,022	4,479,520	2,428,238	1,427,501
• Net change in unrealized appreciation or depreciation on investments	(12,548,861)	(2,936,296)	4,443,308	(14,860,646)	(2,475,194)	(1,490,443)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,297,456	48,418,040	24,448,864	(9,484,697)	283,003	116,673
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,374,262	26,126,567	12,861,840	12,470,515	1,034,943	2,070,152
• Contract withdrawals & transfers to annuity reserves	(9,038,134)	(60,774,706)	(22,410,859)	(24,554,242)	(1,838,224)	(1,260,310)
• Contract transfers	(4,276,597)	(19,050,995)	(1,596,697)	(4,365,631)	1,117,832	236,452
	(7,940,469)	(53,699,134)	(11,145,716)	(16,449,358)	314,551	1,046,294
Annuity Reserves:
• Annuity Payments	(97,860)	(756,461)	(347,382)	(238,614)	(29,369)	(14,383)
• Receipt (reimbursement) of mortality guarantee adjustment	11,197	51,210	36,171	6,494	1,742	—
	(86,663)	(705,251)	(311,211)	(232,120)	(27,627)	(14,383)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(8,027,132)	(54,404,385)	(11,456,927)	(16,681,478)	286,924	1,031,911
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,729,676)	(5,986,345)	12,991,937	(26,166,175)	569,927	1,148,584
NET ASSETS AT DECEMBER 31, 2014	105,195,770	681,399,997	276,338,754	249,249,437	27,619,870	15,241,246
Changes From Operations:
• Net investment income (loss)	29,919	(2,861,205)	720,344	1,124,469	23,530	(5,676)
• Net realized gain (loss) on investments	12,484,867	156,345,907	45,224,097	16,971,294	1,446,607	876,114
• Net change in unrealized appreciation or depreciation on investments	(6,595,198)	(114,941,869)	(44,674,911)	(30,931,361)	(1,912,803)	(1,186,115)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,919,588	38,542,833	1,269,530	(12,835,598)	(442,666)	(315,677)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,645,575	23,724,479	12,973,155	11,793,487	862,802	2,174,449
• Contract withdrawals & transfers to annuity reserves	(11,044,190)	(62,306,794)	(25,493,756)	(23,490,788)	(2,413,965)	(1,746,805)
• Contract transfers	7,689,868	(16,355,957)	(3,058,854)	(2,526,541)	(735,674)	(452,866)
	2,291,253	(54,938,272)	(15,579,455)	(14,223,842)	(2,286,837)	(25,222)
Annuity Reserves:
• Annuity Payments	(99,707)	(709,365)	(363,128)	(166,868)	(19,912)	—
• Receipt (reimbursement) of mortality guarantee adjustment	6,039	(17,013)	17,572	7,447	1,693	—
	(93,668)	(726,378)	(345,556)	(159,421)	(18,219)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,197,585	(55,664,650)	(15,925,011)	(14,383,263)	(2,305,056)	(25,222)
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,117,173	(17,121,817)	(14,655,481)	(27,218,861)	(2,747,722)	(340,899)
NET ASSETS AT DECEMBER 31, 2015	$113,312,943	$664,278,180	$261,683,273	$222,030,576	$24,872,148	$14,900,347

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Delaware VIP Diversified Income Series Standard Class Subaccount	Delaware VIP Diversified Income Series Service Class Subaccount	Delaware VIP Emerging Markets Series Service Class Subaccount	Delaware VIP High Yield Series Standard Class Subaccount	Delaware VIP High Yield Series Service Class Subaccount	Delaware VIP Limited-Term Diversified Income Series Service Class Subaccount	Delaware VIP REIT Series Standard Class Subaccount
NET ASSETS JANUARY 1, 2014	$131,337,380	$52,849,173	$2,605,222	$45,332,684	$11,540,094	$2,435,032	$112,311,469
Changes From Operations:
• Net investment income (loss)	1,607,489	498,566	(18,969)	2,655,792	674,170	3,247	441,588
• Net realized gain (loss) on investments	1,162,449	182,904	41,530	1,037,666	229,801	(3,044)	863,451
• Net change in unrealized appreciation or depreciation on investments	2,674,444	1,336,598	(252,678)	(4,231,735)	(1,119,049)	5,856	29,780,905
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,444,382	2,018,068	(230,117)	(538,277)	(215,078)	6,059	31,085,944
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,666,045	4,428,873	3,035	1,232,763	1,846,163	6,986	3,150,296
• Contract withdrawals & transfers to annuity reserves	(13,182,893)	(5,090,192)	(162,284)	(4,567,979)	(1,050,195)	(310,484)	(12,497,454)
• Contract transfers	(3,304,864)	(1,378,954)	24,411	1,578,221	133,706	320,194	6,555,602
	(11,821,712)	(2,040,273)	(134,838)	(1,756,995)	929,674	16,696	(2,791,556)
Annuity Reserves:
• Annuity Payments	(276,126)	(17,388)	(1,621)	(47,761)	—	—	(109,639)
• Receipt (reimbursement) of mortality guarantee adjustment	28,404	514	9	15,672	—	—	5,533
	(247,722)	(16,874)	(1,612)	(32,089)	—	—	(104,106)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(12,069,434)	(2,057,147)	(136,450)	(1,789,084)	929,674	16,696	(2,895,662)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,625,052)	(39,079)	(366,567)	(2,327,361)	714,596	22,755	28,190,282
NET ASSETS AT DECEMBER 31, 2014	124,712,328	52,810,094	2,238,655	43,005,323	12,254,690	2,457,787	140,501,751
Changes From Operations:
• Net investment income (loss)	2,461,224	898,388	(12,249)	2,234,538	650,932	7,105	325,589
• Net realized gain (loss) on investments	2,258,405	646,332	30,467	26,598	57,825	(5,661)	3,780,813
• Net change in unrealized appreciation or depreciation on investments	(7,021,468)	(2,784,916)	(356,614)	(5,010,437)	(1,677,134)	(16,974)	(1,105,602)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,301,839)	(1,240,196)	(338,396)	(2,749,301)	(968,377)	(15,530)	3,000,800
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	3,717,188	4,409,289	14,811	1,056,641	1,619,981	2,792	2,940,924
• Contract withdrawals & transfers to annuity reserves	(13,174,049)	(5,072,472)	(181,765)	(4,886,918)	(1,157,570)	(156,241)	(13,393,674)
• Contract transfers	(5,623,687)	(625,193)	149,780	(3,687,736)	(581,685)	358,608	(7,928,812)
	(15,080,548)	(1,288,376)	(17,174)	(7,518,013)	(119,274)	205,159	(18,381,562)
Annuity Reserves:
• Annuity Payments	(270,660)	(13,622)	(1,260)	(46,024)	—	—	(111,303)
• Receipt (reimbursement) of mortality guarantee adjustment	15,697	550	8	2,299	—	—	(10,046)
	(254,963)	(13,072)	(1,252)	(43,725)	—	—	(121,349)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(15,335,511)	(1,301,448)	(18,426)	(7,561,738)	(119,274)	205,159	(18,502,911)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(17,637,350)	(2,541,644)	(356,822)	(10,311,039)	(1,087,651)	189,629	(15,502,111)
NET ASSETS AT DECEMBER 31, 2015	$107,074,978	$50,268,450	$1,881,833	$32,694,284	$11,167,039	$2,647,416	$124,999,640

See accompanying notes.

	Delaware VIP REIT Series Service Class Subaccount	Delaware VIP Small Cap Value Series Service Class Subaccount	Delaware VIP Smid Cap Growth Series Standard Class Subaccount	Delaware VIP Smid Cap Growth Series Service Class Subaccount	Delaware VIP U.S. Growth Series Service Class Subaccount	Delaware VIP Value Series Standard Class Subaccount
NET ASSETS JANUARY 1, 2014	$17,773,971	$260,060,656	$281,119,865	$18,941,260	$175,615	$163,014,884
Changes From Operations:
• Net investment income (loss)	23,793	(1,692,979)	(2,352,089)	(177,453)	(2,377)	1,151,115
• Net realized gain (loss) on investments	146,526	31,418,034	34,154,490	2,260,006	23,261	5,416,980
• Net change in unrealized appreciation or depreciation on investments	4,864,337	(18,482,949)	(28,286,200)	(1,807,017)	(1,328)	13,577,792
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,034,656	11,242,106	3,516,201	275,536	19,556	20,145,887
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,056,483	9,131,851	5,279,569	2,342,112	252	4,306,745
• Contract withdrawals & transfers to annuity reserves	(1,763,099)	(23,521,171)	(21,747,072)	(1,535,733)	(13,378)	(15,000,945)
• Contract transfers	882,677	(10,579,401)	(17,319,046)	(1,700,044)	48,975	335,430
	1,176,061	(24,968,721)	(33,786,549)	(893,665)	35,849	(10,358,770)
Annuity Reserves:
• Annuity Payments	—	(201,335)	(124,796)	—	—	(245,539)
• Receipt (reimbursement) of mortality guarantee adjustment	—	(3,571)	3,675	—	—	30,023
	—	(204,906)	(121,121)	—	—	(215,516)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,176,061	(25,173,627)	(33,907,670)	(893,665)	35,849	(10,574,286)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,210,717	(13,931,521)	(30,391,469)	(618,129)	55,405	9,571,601
NET ASSETS AT DECEMBER 31, 2014	23,984,688	246,129,135	250,728,396	18,323,131	231,020	172,586,485
Changes From Operations:
• Net investment income (loss)	(178)	(1,224,991)	(1,588,542)	(167,367)	(2,234)	1,278,971
• Net realized gain (loss) on investments	466,678	31,211,483	26,744,523	1,861,748	31,872	6,396,071
• Net change in unrealized appreciation or depreciation on investments	89,950	(46,693,549)	(9,269,528)	(574,991)	(22,573)	(9,932,617)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	556,450	(16,707,057)	15,886,453	1,119,390	7,065	(2,257,575)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,505,448	7,843,589	4,398,931	2,497,321	5,485	3,701,738
• Contract withdrawals & transfers to annuity reserves	(2,163,757)	(21,808,318)	(21,949,677)	(2,048,680)	(23,781)	(15,187,641)
• Contract transfers	(848,172)	(10,382,665)	1,130,711	1,030,287	20,574	(2,030,821)
	(506,481)	(24,347,394)	(16,420,035)	1,478,928	2,278	(13,516,724)
Annuity Reserves:
• Annuity Payments	—	(178,492)	(135,904)	—	—	(259,736)
• Receipt (reimbursement) of mortality guarantee adjustment	—	(36,217)	10,972	—	—	(13,383)
	—	(214,709)	(124,932)	—	—	(273,119)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(506,481)	(24,562,103)	(16,544,967)	1,478,928	2,278	(13,789,843)
TOTAL INCREASE (DECREASE) IN NET ASSETS	49,969	(41,269,160)	(658,514)	2,598,318	9,343	(16,047,418)
NET ASSETS AT DECEMBER 31, 2015	$24,034,657	$204,859,975	$250,069,882	$20,921,449	$240,363	$156,539,067

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Delaware VIP Value Series Service Class Subaccount	Deutsche Alternative Asset Allocation VIP Portfolio A Subaccount	Deutsche Alternative Asset Allocation VIP Portfolio B Subaccount	Deutsche Equity 500 Index VIP Portfolio A Subaccount	Deutsche Equity 500 Index VIP Portfolio B Subaccount	Deutsche Small Cap Index VIP Portfolio A Subaccount	Deutsche Small Cap Index VIP Portfolio B Subaccount
NET ASSETS JANUARY 1, 2014	$23,361,314	$3,689,212	$1,939,937	$129,593	$—	$1,612,918	$2,650
Changes From Operations:
• Net investment income (loss)	108,355	32,184	11,903	1,725	(4)	(2,824)	4
• Net realized gain (loss) on investments	631,638	36,568	18,845	8,132	11	132,073	67
• Net change in unrealized appreciation or depreciation on investments	2,292,133	17,330	8,735	6,338	70	(77,421)	(117)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,032,126	86,082	39,483	16,195	77	51,828	(46)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,804,868	215,176	478,754	2,592	1,597	17,451	—
• Contract withdrawals & transfers to annuity reserves	(2,532,911)	(258,366)	(159,126)	(1,484)	(1,418)	(49,940)	—
• Contract transfers	685,644	321,414	36,824	—	1,409	(50,447)	(2,604)
	957,601	278,224	356,452	1,108	1,588	(82,936)	(2,604)
Annuity Reserves:
• Annuity Payments	—	(3,375)	—	(9,483)	—	(54,588)	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	263	—	3,107	—	(5,197)	—
	—	(3,112)	—	(6,376)	—	(59,785)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	957,601	275,112	356,452	(5,268)	1,588	(142,721)	(2,604)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,989,727	361,194	395,935	10,927	1,665	(90,893)	(2,650)
NET ASSETS AT DECEMBER 31, 2014	27,351,041	4,050,406	2,335,872	140,520	1,665	1,522,025	—
Changes From Operations:
• Net investment income (loss)	132,724	74,695	38,416	1,481	3	(1,255)	—
• Net realized gain (loss) on investments	775,285	1,475	(9,297)	10,411	120	165,758	—
• Net change in unrealized appreciation or depreciation on investments	(1,347,439)	(333,505)	(195,414)	(11,013)	(132)	(236,785)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(439,430)	(257,335)	(166,295)	879	(9)	(72,282)	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	3,225,958	199,655	437,409	2,586	3,260	3,081	—
• Contract withdrawals & transfers to annuity reserves	(2,624,558)	(344,928)	(131,178)	(4,485)	(25)	(94,001)	—
• Contract transfers	(514,703)	(397,637)	(492,626)	(905)	—	(73,023)	—
	86,697	(542,910)	(186,395)	(2,804)	3,235	(163,943)	—
Annuity Reserves:
• Annuity Payments	—	(3,112)	—	(9,647)	—	(45,554)	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	238	—	3,324	—	5,850	—
	—	(2,874)	—	(6,323)	—	(39,704)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	86,697	(545,784)	(186,395)	(9,127)	3,235	(203,647)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(352,733)	(803,119)	(352,690)	(8,248)	3,226	(275,929)	—
NET ASSETS AT DECEMBER 31, 2015	$26,998,308	$3,247,287	$1,983,182	$132,272	$4,891	$1,246,096	$—

See accompanying notes.

	Fidelity VIP Contrafund Portfolio Service Class Subaccount	Fidelity VIP Contrafund Portfolio Service Class 2 Subaccount	Fidelity VIP Growth Portfolio Service Class Subaccount	Fidelity VIP Growth Portfolio Service Class 2 Subaccount	Fidelity VIP Mid Cap Portfolio Service Class 2 Subaccount	Franklin Income VIP Fund Class 2 Subaccount
NET ASSETS JANUARY 1, 2014	$241,999,822	$60,014,067	$74,121,286	$10,143,554	$2,992,018	$2,527,791
Changes From Operations:
• Net investment income (loss)	(402,530)	(155,232)	(727,523)	(116,387)	(33,609)	86,318
• Net realized gain (loss) on investments	11,676,898	2,467,393	2,539,106	364,335	136,716	60,115
• Net change in unrealized appreciation or depreciation on investments	13,273,636	4,024,205	5,479,000	806,504	35,190	(55,212)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,548,004	6,336,366	7,290,583	1,054,452	138,297	91,221
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,947,935	6,356,019	2,107,850	1,710,192	4,574	18,945
• Contract withdrawals & transfers to annuity reserves	(21,492,520)	(5,993,733)	(7,159,225)	(897,518)	(165,807)	(216,304)
• Contract transfers	(3,774,229)	(672,969)	4,922,004	748,566	(53,287)	(179,590)
	(19,318,814)	(310,683)	(129,371)	1,561,240	(214,520)	(376,949)
Annuity Reserves:
• Annuity Payments	(325,924)	—	(48,712)	—	(2,125)	—
• Receipt (reimbursement) of mortality guarantee adjustment	8,417	—	(7,744)	—	—	—
	(317,507)	—	(56,456)	—	(2,125)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(19,636,321)	(310,683)	(185,827)	1,561,240	(216,645)	(376,949)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,911,683	6,025,683	7,104,756	2,615,692	(78,348)	(285,728)
NET ASSETS AT DECEMBER 31, 2014	246,911,505	66,039,750	81,226,042	12,759,246	2,913,670	2,242,063
Changes From Operations:
• Net investment income (loss)	(282,897)	(127,126)	(684,283)	(132,975)	(26,094)	66,376
• Net realized gain (loss) on investments	28,004,829	6,802,749	5,297,530	807,359	386,281	10,406
• Net change in unrealized appreciation or depreciation on investments	(28,543,023)	(7,060,290)	55,287	83,306	(427,395)	(242,343)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(821,091)	(384,667)	4,668,534	757,690	(67,208)	(165,561)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,470,785	6,793,791	1,981,517	1,955,357	28,571	18,135
• Contract withdrawals & transfers to annuity reserves	(22,044,110)	(6,217,066)	(7,662,948)	(1,564,840)	(183,653)	(193,375)
• Contract transfers	(6,600,590)	(205,148)	632,244	1,115,757	(64,881)	(165,914)
	(23,173,915)	371,577	(5,049,187)	1,506,274	(219,963)	(341,154)
Annuity Reserves:
• Annuity Payments	(258,570)	—	(58,493)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	5,871	—	5,431	—	—	—
	(252,699)	—	(53,062)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(23,426,614)	371,577	(5,102,249)	1,506,274	(219,963)	(341,154)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,247,705)	(13,090)	(433,715)	2,263,964	(287,171)	(506,715)
NET ASSETS AT DECEMBER 31, 2015	$222,663,800	$66,026,660	$80,792,327	$15,023,210	$2,626,499	$1,735,348

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	Franklin Mutual Shares VIP Fund Class 2 Subaccount	Invesco V.I. Core Equity Fund Series I Subaccount	Invesco V.I. International Growth Fund Series I Subaccount	Janus Aspen Global Research Portfolio Institutional Shares Subaccount	LVIP Baron Growth Opportunities Fund Service Class Subaccount	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class Subaccount
NET ASSETS JANUARY 1, 2014	$2,054,243	$42,201	$83,715	$306,908	$204,261,357	$—	$—
Changes From Operations:
• Net investment income (loss)	16,235	(118)	139	1,658	(1,585,141)	4,685	550
• Net realized gain (loss) on investments	91,538	1,207	11,195	15,498	11,658,718	(21,228)	(1,277)
• Net change in unrealized appreciation or depreciation on investments	6,900	1,745	(10,770)	3,418	(3,443,679)	(77,744)	(10,486)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	114,673	2,834	564	20,574	6,629,898	(94,287)	(11,213)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	897	—	48	26,494	7,880,783	13,977	30,269
• Contract withdrawals & transfers to annuity reserves	(122,367)	(1,554)	(24,221)	(4,437)	(16,945,704)	(360)	(11)
• Contract transfers	(125,249)	(1,068)	4,156	(18,314)	(12,671,234)	633,710	81,870
	(246,719)	(2,622)	(20,017)	3,743	(21,736,155)	647,327	112,128
Annuity Reserves:
• Annuity Payments	—	—	—	(3,495)	(69,231)	(751)	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	868	3,261	115	—
	—	—	—	(2,627)	(65,970)	(636)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(246,719)	(2,622)	(20,017)	1,116	(21,802,125)	646,691	112,128
TOTAL INCREASE (DECREASE) IN NET ASSETS	(132,046)	212	(19,453)	21,690	(15,172,227)	552,404	100,915
NET ASSETS AT DECEMBER 31, 2014	1,922,197	42,413	64,262	328,598	189,089,130	552,404	100,915
Changes From Operations:
• Net investment income (loss)	36,348	(5)	(63)	115	(1,821,794)	5,275	1,920
• Net realized gain (loss) on investments	183,100	5,294	8,627	4,442	22,606,890	(84,943)	(1,957)
• Net change in unrealized appreciation or depreciation on investments	(330,863)	(8,139)	(8,580)	(12,745)	(30,677,049)	(105,171)	(40,914)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(111,415)	(2,850)	(16)	(8,188)	(9,891,953)	(184,839)	(40,951)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	16,856	—	—	740	7,123,504	36,638	134,972
• Contract withdrawals & transfers to annuity reserves	(91,146)	(2,046)	(2,953)	(13,609)	(16,633,541)	(28,370)	(4,953)
• Contract transfers	(50,199)	71	(16,780)	—	(6,957,943)	324,408	82,185
	(124,489)	(1,975)	(19,733)	(12,869)	(16,467,980)	332,676	212,204
Annuity Reserves:
• Annuity Payments	—	—	—	(3,493)	(58,317)	(1,573)	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	944	(8,272)	124	—
	—	—	—	(2,549)	(66,589)	(1,449)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(124,489)	(1,975)	(19,733)	(15,418)	(16,534,569)	331,227	212,204
TOTAL INCREASE (DECREASE) IN NET ASSETS	(235,904)	(4,825)	(19,749)	(23,606)	(26,426,522)	146,388	171,253
NET ASSETS AT DECEMBER 31, 2015	$1,686,293	$37,588	$44,513	$304,992	$162,662,608	$698,792	$272,168
See accompanying notes.

	LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund Service Class Subaccount	LVIP Clarion Global Real Estate Fund Standard Class Subaccount	LVIP Clarion Global Real Estate Fund Service Class Subaccount
NET ASSETS JANUARY 1, 2014	$308,791,795	$7,964,599	$22,982,384	$5,358,471	$10,531,847	$4,495,858
Changes From Operations:
• Net investment income (loss)	1,167,617	16,559	88,468	1,237	220,717	63,660
• Net realized gain (loss) on investments	3,913,344	131,494	(392,025)	(41,203)	291,681	135,054
• Net change in unrealized appreciation or depreciation on investments	1,894,899	29,430	790,806	130,722	848,703	373,054
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,975,860	177,483	487,249	90,756	1,361,101	571,768
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	6,533,740	802,204	797,011	1,057,804	549,964	628,201
• Contract withdrawals & transfers to annuity reserves	(27,703,830)	(745,476)	(2,681,990)	(422,487)	(888,018)	(431,096)
• Contract transfers	(7,911,192)	(172,346)	(1,163,892)	(201,475)	1,526,104	140,205
	(29,081,282)	(115,618)	(3,048,871)	433,842	1,188,050	337,310
Annuity Reserves:
• Annuity Payments	(317,015)	—	(30,038)	—	(8,891)	—
• Receipt (reimbursement) of mortality guarantee adjustment	(9,653)	—	5,423	—	820	—
	(326,668)	—	(24,615)	—	(8,071)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(29,407,950)	(115,618)	(3,073,486)	433,842	1,179,979	337,310
TOTAL INCREASE (DECREASE) IN NET ASSETS	(22,432,090)	61,865	(2,586,237)	524,598	2,541,080	909,078
NET ASSETS AT DECEMBER 31, 2014	286,359,705	8,026,464	20,396,147	5,883,069	13,072,927	5,404,936
Changes From Operations:
• Net investment income (loss)	1,713,759	37,497	29,533	13,376	227,903	91,282
• Net realized gain (loss) on investments	3,340,531	104,360	(400,888)	(70,283)	511,979	170,685
• Net change in unrealized appreciation or depreciation on investments	(21,019,099)	(623,736)	(310,320)	(179,045)	(1,035,889)	(407,269)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(15,964,809)	(481,879)	(681,675)	(235,952)	(296,007)	(145,302)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,982,734	941,752	596,737	962,569	380,120	680,610
• Contract withdrawals & transfers to annuity reserves	(25,387,614)	(776,751)	(2,092,961)	(474,161)	(1,496,073)	(571,834)
• Contract transfers	(10,483,842)	(401,371)	(1,752,109)	(641,026)	(725,609)	(198,450)
	(30,888,722)	(236,370)	(3,248,333)	(152,618)	(1,841,562)	(89,674)
Annuity Reserves:
• Annuity Payments	(297,206)	—	(28,577)	—	(8,056)	—
• Receipt (reimbursement) of mortality guarantee adjustment	16,191	—	1,534	—	890	—
	(281,015)	—	(27,043)	—	(7,166)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(31,169,737)	(236,370)	(3,275,376)	(152,618)	(1,848,728)	(89,674)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(47,134,546)	(718,249)	(3,957,051)	(388,570)	(2,144,735)	(234,976)
NET ASSETS AT DECEMBER 31, 2015	$239,225,159	$7,308,215	$16,439,096	$5,494,499	$10,928,192	$5,169,960

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP Delaware Bond Fund Standard Class Subaccount	LVIP Delaware Bond Fund Service Class Subaccount	LVIP Delaware Diversified Floating Rate Fund Service Class Subaccount	LVIP Delaware Foundation Aggressive Allocation Fund Standard Class Subaccount	LVIP Delaware Foundation Aggressive Allocation Fund Service Class Subaccount	LVIP Delaware Foundation Conservative Allocation Fund Standard Class Subaccount	LVIP Delaware Foundation Conservative Allocation Fund Service Class Subaccount
NET ASSETS JANUARY 1, 2014	$258,108,180	$24,732,596	$5,141,402	$126,580,824	$6,087,355	$247,597,995	$5,878,377
Changes From Operations:
• Net investment income (loss)	2,450,953	186,600	8,165	1,529,728	90,367	3,781,346	97,036
• Net realized gain (loss) on investments	3,680,842	216,899	7,745	2,743,779	62,564	12,413,510	309,267
• Net change in unrealized appreciation or depreciation on investments	6,089,573	710,478	(62,984)	(247,301)	44,936	(6,901,531)	(196,230)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,221,368	1,113,977	(47,074)	4,026,206	197,867	9,293,325	210,073
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,703,440	3,113,220	273,232	2,024,086	2,041,687	3,543,372	1,192,941
• Contract withdrawals & transfers to annuity reserves	(23,111,058)	(2,623,335)	(529,810)	(10,626,243)	(635,392)	(22,792,623)	(574,309)
• Contract transfers	(6,306,250)	(543,920)	1,389,128	(3,455,897)	101,831	(4,343,890)	(105,133)
	(23,713,868)	(54,035)	1,132,550	(12,058,054)	1,508,126	(23,593,141)	513,499
Annuity Reserves:
• Annuity Payments	(616,758)	—	(5,869)	(111,484)	—	(205,798)	—
• Receipt (reimbursement) of mortality guarantee adjustment	60,193	—	256	9,642	—	(57,222)	—
	(556,565)	—	(5,613)	(101,842)	—	(263,020)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(24,270,433)	(54,035)	1,126,937	(12,159,896)	1,508,126	(23,856,161)	513,499
TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,049,065)	1,059,942	1,079,863	(8,133,690)	1,705,993	(14,562,836)	723,572
NET ASSETS AT DECEMBER 31, 2014	246,059,115	25,792,538	6,221,265	118,447,134	7,793,348	233,035,159	6,601,949
Changes From Operations:
• Net investment income (loss)	2,923,997	264,485	10,729	744,207	58,410	3,631,041	107,174
• Net realized gain (loss) on investments	2,978,678	137,620	(14,868)	6,329,993	431,220	9,248,646	281,240
• Net change in unrealized appreciation or depreciation on investments	(7,217,662)	(648,983)	(110,736)	(9,459,252)	(752,732)	(16,752,495)	(542,957)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,314,987)	(246,878)	(114,875)	(2,385,052)	(263,102)	(3,872,808)	(154,543)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,070,455	3,094,211	321,282	1,582,200	3,111,105	3,857,628	1,056,489
• Contract withdrawals & transfers to annuity reserves	(22,782,293)	(2,405,916)	(611,236)	(9,867,785)	(853,874)	(20,799,585)	(682,823)
• Contract transfers	(6,515,582)	(841,538)	(432,080)	(3,147,044)	(127,692)	(5,572,808)	(35,344)
	(24,227,420)	(153,243)	(722,034)	(11,432,629)	2,129,539	(22,514,765)	338,322
Annuity Reserves:
• Annuity Payments	(619,671)	—	(2,153)	(100,828)	—	(190,780)	—
• Receipt (reimbursement) of mortality guarantee adjustment	50,562	—	303	(31,177)	—	3,792	—
	(569,109)	—	(1,850)	(132,005)	—	(186,988)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(24,796,529)	(153,243)	(723,884)	(11,564,634)	2,129,539	(22,701,753)	338,322
TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,111,516)	(400,121)	(838,759)	(13,949,686)	1,866,437	(26,574,561)	183,779
NET ASSETS AT DECEMBER 31, 2015	$219,947,599	$25,392,417	$5,382,506	$104,497,448	$9,659,785	$206,460,598	$6,785,728

See accompanying notes.

	LVIP Delaware Foundation Moderate Allocation Fund Standard Class Subaccount	LVIP Delaware Foundation Moderate Allocation Fund Service Class Subaccount	LVIP Delaware Social Awareness Fund Standard Class Subaccount	LVIP Delaware Social Awareness Fund Service Class Subaccount	LVIP Delaware Special Opportunities Fund Standard Class Subaccount	LVIP Delaware Special Opportunities Fund Service Class Subaccount
NET ASSETS JANUARY 1, 2014	$5,605,353	$5,234,022	$581,430,172	$17,237,160	$482,652,804	$31,611,771
Changes From Operations:
• Net investment income (loss)	56,191	64,970	2,968,376	45,239	1,364,176	842
• Net realized gain (loss) on investments	398,125	301,950	49,166,421	1,329,852	36,073,111	1,801,995
• Net change in unrealized appreciation or depreciation on investments	(230,163)	(169,487)	25,319,891	1,041,935	(7,001,400)	143,542
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	224,153	197,433	77,454,688	2,417,026	30,435,887	1,946,379
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	130,656	2,544,676	9,277,032	2,191,314	7,732,849	3,266,062
• Contract withdrawals & transfers to annuity reserves	(792,718)	(473,753)	(51,036,684)	(1,654,311)	(41,078,078)	(2,992,580)
• Contract transfers	597,402	31,442	(10,644,254)	247,895	(13,899,428)	(200,687)
	(64,660)	2,102,365	(52,403,906)	784,898	(47,244,657)	72,795
Annuity Reserves:
• Annuity Payments	(2,550)	—	(274,548)	—	(403,648)	—
• Receipt (reimbursement) of mortality guarantee adjustment	323	—	(12,008)	—	42,091	—
	(2,227)	—	(286,556)	—	(361,557)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(66,887)	2,102,365	(52,690,462)	784,898	(47,606,214)	72,795
TOTAL INCREASE (DECREASE) IN NET ASSETS	157,266	2,299,798	24,764,226	3,201,924	(17,170,327)	2,019,174
NET ASSETS AT DECEMBER 31, 2014	5,762,619	7,533,820	606,194,398	20,439,084	465,482,477	33,630,945
Changes From Operations:
• Net investment income (loss)	69,610	91,056	2,420,582	28,653	864,400	(39,058)
• Net realized gain (loss) on investments	249,604	290,281	81,461,984	2,662,885	43,435,113	2,649,162
• Net change in unrealized appreciation or depreciation on investments	(455,592)	(612,876)	(92,472,751)	(3,113,357)	(46,480,938)	(2,981,794)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(136,378)	(231,539)	(8,590,185)	(421,819)	(2,181,425)	(371,690)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	128,353	2,988,356	7,817,912	2,602,587	6,189,675	3,278,833
• Contract withdrawals & transfers to annuity reserves	(865,265)	(686,618)	(51,776,999)	(1,582,057)	(39,311,594)	(3,043,989)
• Contract transfers	907,308	(406,635)	(11,934,157)	(87,209)	(13,610,103)	(392,796)
	170,396	1,895,103	(55,893,244)	933,321	(46,732,022)	(157,952)
Annuity Reserves:
• Annuity Payments	(2,482)	—	(284,614)	—	(395,986)	—
• Receipt (reimbursement) of mortality guarantee adjustment	371	—	24,262	—	(20,557)	—
	(2,111)	—	(260,352)	—	(416,543)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	168,285	1,895,103	(56,153,596)	933,321	(47,148,565)	(157,952)
TOTAL INCREASE (DECREASE) IN NET ASSETS	31,907	1,663,564	(64,743,781)	511,502	(49,329,990)	(529,642)
NET ASSETS AT DECEMBER 31, 2015	$5,794,526	$9,197,384	$541,450,617	$20,950,586	$416,152,487	$33,101,303

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund Service Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund Service Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund Service Class Subaccount	LVIP Global Income Fund Standard Class Subaccount
NET ASSETS JANUARY 1, 2014	$1,074,981,871	$6,375,242	$21,010,266	$19,847,337	$26,877,149	$46,776,997	$7,567,942
Changes From Operations:
• Net investment income (loss)	9,889,116	49,832	207,229	148,474	251,901	354,621	(31,799)
• Net realized gain (loss) on investments	93,187,715	514,323	791,923	622,328	571,128	754,291	11,559
• Net change in unrealized appreciation or depreciation on investments	18,882,034	211,239	(54,060)	91,779	(215,702)	(117,409)	89,115
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	121,958,865	775,394	945,092	862,581	607,327	991,503	68,875
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	14,129,904	887,762	559,260	2,605,860	1,199,357	5,523,560	263,439
• Contract withdrawals & transfers to annuity reserves	(96,117,962)	(597,459)	(2,482,017)	(2,645,423)	(2,841,851)	(5,060,566)	(761,001)
• Contract transfers	(24,715,143)	128,375	1,355,940	(1,917)	(606,925)	(935,846)	(48,422)
	(106,703,201)	418,678	(566,817)	(41,480)	(2,249,419)	(472,852)	(545,984)
Annuity Reserves:
• Annuity Payments	(2,842,702)	—	(8,902)	(36,810)	(1,798)	—	(7,973)
• Receipt (reimbursement) of mortality guarantee adjustment	(230,319)	—	815	84,137	173	—	1,642
	(3,073,021)	—	(8,087)	47,327	(1,625)	—	(6,331)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(109,776,222)	418,678	(574,904)	5,847	(2,251,044)	(472,852)	(552,315)
TOTAL INCREASE (DECREASE) IN NET ASSETS	12,182,643	1,194,072	370,188	868,428	(1,643,717)	518,651	(483,440)
NET ASSETS AT DECEMBER 31, 2014	1,087,164,514	7,569,314	21,380,454	20,715,765	25,233,432	47,295,648	7,084,502
Changes From Operations:
• Net investment income (loss)	5,772,171	19,317	162,306	165,116	197,218	302,444	129,185
• Net realized gain (loss) on investments	147,994,682	1,052,446	916,852	538,885	537,866	581,954	17,172
• Net change in unrealized appreciation or depreciation on investments	(182,993,334)	(1,335,885)	(1,571,444)	(1,356,875)	(1,828,118)	(3,210,280)	(345,797)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(29,226,481)	(264,122)	(492,286)	(652,874)	(1,093,034)	(2,325,882)	(199,440)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	11,092,049	868,016	665,282	2,324,669	1,088,807	5,276,497	227,661
• Contract withdrawals & transfers to annuity reserves	(93,068,804)	(592,000)	(3,485,342)	(2,146,777)	(2,861,351)	(3,835,115)	(913,750)
• Contract transfers	(25,348,979)	(368,266)	(1,690,139)	(601,840)	(1,137,763)	(2,438,944)	(384,244)
	(107,325,734)	(92,250)	(4,510,199)	(423,948)	(2,910,307)	(997,562)	(1,070,333)
Annuity Reserves:
• Annuity Payments	(3,046,928)	—	(8,645)	(59,640)	(1,717)	—	(7,224)
• Receipt (reimbursement) of mortality guarantee adjustment	394,593	—	950	51	282	—	1,602
	(2,652,335)	—	(7,695)	(59,589)	(1,435)	—	(5,622)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(109,978,069)	(92,250)	(4,517,894)	(483,537)	(2,911,742)	(997,562)	(1,075,955)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(139,204,550)	(356,372)	(5,010,180)	(1,136,411)	(4,004,776)	(3,323,444)	(1,275,395)
NET ASSETS AT DECEMBER 31, 2015	$947,959,964	$7,212,942	$16,370,274	$19,579,354	$21,228,656	$43,972,204	$5,809,107

See accompanying notes.

	LVIP Global Income Fund Service Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund Service Class Subaccount	LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class Subaccount	LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class Subaccount	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class Subaccount
NET ASSETS JANUARY 1, 2014	$4,113,705	$40,399,596	$54,164,194	$—	$323,068	$—
Changes From Operations:
• Net investment income (loss)	(33,691)	352,017	365,478	(878)	(3,589)	4,041
• Net realized gain (loss) on investments	7,210	1,023,794	834,995	(137)	1,752	(477)
• Net change in unrealized appreciation or depreciation on investments	47,858	(167,590)	302,500	5,763	(21,614)	21,769
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	21,377	1,208,221	1,502,973	4,748	(23,451)	25,333
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	478,167	1,161,681	6,672,662	1,749	5,945	17,078
• Contract withdrawals & transfers to annuity reserves	(304,800)	(4,392,517)	(5,344,646)	(9)	(5,170)	(2,162)
• Contract transfers	277,245	1,180,647	(1,081,823)	231,066	80,958	927,246
	450,612	(2,050,189)	246,193	232,806	81,733	942,162
Annuity Reserves:
• Annuity Payments	—	(49,168)	(1,545)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	2,522	115	—	—	—
	—	(46,646)	(1,430)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	450,612	(2,096,835)	244,763	232,806	81,733	942,162
TOTAL INCREASE (DECREASE) IN NET ASSETS	471,989	(888,614)	1,747,736	237,554	58,282	967,495
NET ASSETS AT DECEMBER 31, 2014	4,585,694	39,510,982	55,911,930	237,554	381,350	967,495
Changes From Operations:
• Net investment income (loss)	82,607	277,018	375,638	(12,395)	(4,652)	(2,258)
• Net realized gain (loss) on investments	28,798	1,180,886	937,073	(37,604)	18,496	4,829
• Net change in unrealized appreciation or depreciation on investments	(265,288)	(2,922,261)	(3,861,432)	(109,184)	(40,029)	(97,220)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(153,883)	(1,464,357)	(2,548,721)	(159,183)	(26,185)	(94,649)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	526,991	911,916	6,456,785	12,607	49,482	30,033
• Contract withdrawals & transfers to annuity reserves	(262,712)	(2,981,663)	(5,737,144)	(175,455)	(56,966)	(138,691)
• Contract transfers	(238,394)	(4,538,599)	(1,594,501)	1,090,200	64,436	292,780
	25,885	(6,608,346)	(874,860)	927,352	56,952	184,122
Annuity Reserves:
• Annuity Payments	—	(47,137)	(1,474)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	2,272	91	—	—	—
	—	(44,865)	(1,383)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	25,885	(6,653,211)	(876,243)	927,352	56,952	184,122
TOTAL INCREASE (DECREASE) IN NET ASSETS	(127,998)	(8,117,568)	(3,424,964)	768,169	30,767	89,473
NET ASSETS AT DECEMBER 31, 2015	$4,457,696	$31,393,414	$52,486,966	$1,005,723	$412,117	$1,056,968

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class Subaccount	LVIP Managed Risk Profile 2010 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2010 Fund Service Class Subaccount	LVIP Managed Risk Profile 2020 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2020 Fund Service Class Subaccount	LVIP Managed Risk Profile 2030 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2030 Fund Service Class Subaccount
NET ASSETS JANUARY 1, 2014	$120,974	$3,411,129	$1,806,987	$12,717,111	$11,320,910	$7,523,359	$13,073,306
Changes From Operations:
• Net investment income (loss)	(378)	27,441	9,875	118,119	92,738	102,492	148,216
• Net realized gain (loss) on investments	1,897	129,857	68,928	505,827	203,031	157,477	146,181
• Net change in unrealized appreciation or depreciation on investments	10,873	(37,897)	(17,835)	(179,219)	73,934	(2,610)	98,207
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,392	119,401	60,968	444,727	369,703	257,359	392,604
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	51,350	60,070	287,182	514,033	2,306,309	492,592	3,761,664
• Contract withdrawals & transfers to annuity reserves	(6,819)	(567,247)	(326,407)	(1,117,792)	(1,388,650)	(288,523)	(1,370,488)
• Contract transfers	88,367	191,158	(142,081)	367,196	108,333	1,055,152	367,031
	132,898	(316,019)	(181,306)	(236,563)	1,025,992	1,259,221	2,758,207
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	132,898	(316,019)	(181,306)	(236,563)	1,025,992	1,259,221	2,758,207
TOTAL INCREASE (DECREASE) IN NET ASSETS	145,290	(196,618)	(120,338)	208,164	1,395,695	1,516,580	3,150,811
NET ASSETS AT DECEMBER 31, 2014	266,264	3,214,511	1,686,649	12,925,275	12,716,605	9,039,939	16,224,117
Changes From Operations:
• Net investment income (loss)	(1,431)	29,387	6,827	101,304	79,006	68,865	98,443
• Net realized gain (loss) on investments	9,926	218,702	166,370	721,340	637,975	721,024	1,165,176
• Net change in unrealized appreciation or depreciation on investments	(39,397)	(330,852)	(210,727)	(1,225,004)	(1,180,186)	(1,118,390)	(1,955,027)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(30,902)	(82,763)	(37,530)	(402,360)	(463,205)	(328,501)	(691,408)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	153,078	72,841	311,201	479,728	2,231,366	502,708	3,958,082
• Contract withdrawals & transfers to annuity reserves	(32,728)	(212,596)	(695,352)	(1,361,296)	(2,317,479)	(1,499,366)	(1,970,785)
• Contract transfers	71,996	207,742	34,147	266,625	386,816	722,954	(555,804)
	192,346	67,987	(350,004)	(614,943)	300,703	(273,704)	1,431,493
Annuity Reserves:
• Annuity Payments	—	(2,157)	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	22,915	—	—	—	—	—
	—	20,758	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	192,346	88,745	(350,004)	(614,943)	300,703	(273,704)	1,431,493
TOTAL INCREASE (DECREASE) IN NET ASSETS	161,444	5,982	(387,534)	(1,017,303)	(162,502)	(602,205)	740,085
NET ASSETS AT DECEMBER 31, 2015	$427,708	$3,220,493	$1,299,115	$11,907,972	$12,554,103	$8,437,734	$16,964,202

See accompanying notes.

	LVIP Managed Risk Profile 2040 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2040 Fund Service Class Subaccount	LVIP Managed Risk Profile 2050 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2050 Fund Service Class Subaccount	LVIP MFS International Growth Fund Service Class Subaccount	LVIP MFS Value Fund Service Class Subaccount
NET ASSETS JANUARY 1, 2014	$2,524,250	$13,087,225	$299,452	$1,452,816	$554,587	$2,360,815
Changes From Operations:
• Net investment income (loss)	35,393	181,859	2,206	28,240	(2,003)	22,936
• Net realized gain (loss) on investments	60,370	149,157	43,399	357,541	11,845	92,435
• Net change in unrealized appreciation or depreciation on investments	(30,342)	(25,105)	(37,626)	(356,231)	(51,287)	86,746
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	65,421	305,911	7,979	29,550	(41,445)	202,117
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	167,292	4,542,652	25,887	1,699,706	96	21,445
• Contract withdrawals & transfers to annuity reserves	(217,916)	(1,496,683)	(22,970)	(254,626)	(34,230)	(108,372)
• Contract transfers	238,095	(31,651)	(17,217)	147,593	106,586	(116,472)
	187,471	3,014,318	(14,300)	1,592,673	72,452	(203,399)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	187,471	3,014,318	(14,300)	1,592,673	72,452	(203,399)
TOTAL INCREASE (DECREASE) IN NET ASSETS	252,892	3,320,229	(6,321)	1,622,223	31,007	(1,282)
NET ASSETS AT DECEMBER 31, 2014	2,777,142	16,407,454	293,131	3,075,039	585,594	2,359,533
Changes From Operations:
• Net investment income (loss)	22,605	93,136	3,044	28,303	(1,744)	14,727
• Net realized gain (loss) on investments	254,677	1,306,691	(4,243)	(2,047)	17,426	136,166
• Net change in unrealized appreciation or depreciation on investments	(400,049)	(2,189,787)	(21,903)	(276,026)	(18,697)	(193,115)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(122,767)	(789,960)	(23,102)	(249,770)	(3,015)	(42,222)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	144,590	4,442,458	29,533	2,634,454	13,303	6,853
• Contract withdrawals & transfers to annuity reserves	(459,205)	(2,546,463)	(25,327)	(520,112)	(37,699)	(101,763)
• Contract transfers	483,800	(524,198)	140,010	71,260	(9,525)	(27,120)
	169,185	1,371,797	144,216	2,185,602	(33,921)	(122,030)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	169,185	1,371,797	144,216	2,185,602	(33,921)	(122,030)
TOTAL INCREASE (DECREASE) IN NET ASSETS	46,418	581,837	121,114	1,935,832	(36,936)	(164,252)
NET ASSETS AT DECEMBER 31, 2015	$2,823,560	$16,989,291	$414,245	$5,010,871	$548,658	$2,195,281

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP Mondrian International Value Fund Standard Class Subaccount	LVIP Mondrian International Value Fund Service Class Subaccount	LVIP Money Market Fund Standard Class Subaccount	LVIP Money Market Fund Service Class Subaccount	LVIP SSgA Bond Index Fund Standard Class Subaccount	LVIP SSgA Bond Index Fund Service Class Subaccount	LVIP SSgA Developed International 150 Fund Service Class Subaccount
NET ASSETS JANUARY 1, 2014	$248,980,827	$18,330,725	$55,061,172	$7,170,488	$4,320,672	$1,606,456	$80,349
Changes From Operations:
• Net investment income (loss)	6,824,118	528,326	(497,915)	(74,461)	49,224	12,620	1,459
• Net realized gain (loss) on investments	5,908,026	70,272	—	—	17,867	3,940	8,973
• Net change in unrealized appreciation or depreciation on investments	(20,375,003)	(1,326,066)	—	—	155,909	57,514	(10,867)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,642,859)	(727,468)	(497,915)	(74,461)	223,000	74,074	(435)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,430,382	2,263,989	1,759,207	1,067,135	135,604	253,785	—
• Contract withdrawals & transfers to annuity reserves	(22,410,214)	(1,583,584)	(10,390,704)	(956,892)	(689,065)	(251,225)	(3,079)
• Contract transfers	(4,330,599)	(15,130)	1,799,537	588,839	1,531,686	283,419	1,183
	(21,310,431)	665,275	(6,831,960)	699,082	978,225	285,979	(1,896)
Annuity Reserves:
• Annuity Payments	(118,925)	—	(38,210)	—	(6,369)	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	12,347	—	2,207	—	252	—	—
	(106,578)	—	(36,003)	—	(6,117)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(21,417,009)	665,275	(6,867,963)	699,082	972,108	285,979	(1,896)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(29,059,868)	(62,193)	(7,365,878)	624,621	1,195,108	360,053	(2,331)
NET ASSETS AT DECEMBER 31, 2014	219,920,959	18,268,532	47,695,294	7,795,109	5,515,780	1,966,509	78,018
Changes From Operations:
• Net investment income (loss)	3,896,613	328,815	(446,063)	(73,824)	81,676	36,183	1,550
• Net realized gain (loss) on investments	4,648,512	(6,654)	—	—	20,085	3,126	8,868
• Net change in unrealized appreciation or depreciation on investments	(17,422,439)	(1,298,095)	—	—	(141,488)	(69,238)	(15,947)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,877,314)	(975,934)	(446,063)	(73,824)	(39,727)	(29,929)	(5,529)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,107,767	2,034,354	1,793,387	1,333,224	103,356	413,527	2,494
• Contract withdrawals & transfers to annuity reserves	(19,870,305)	(1,269,730)	(7,115,659)	(1,443,602)	(552,700)	(189,251)	(6,273)
• Contract transfers	(5,419,718)	(171,542)	2,360,912	(87,663)	258,564	569,515	23,201
	(21,182,256)	593,082	(2,961,360)	(198,041)	(190,780)	793,791	19,422
Annuity Reserves:
• Annuity Payments	(114,601)	—	(46,892)	—	(6,178)	(141)	—
• Receipt (reimbursement) of mortality guarantee adjustment	13,324	—	6,631	—	325	—	—
	(101,277)	—	(40,261)	—	(5,853)	(141)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(21,283,533)	593,082	(3,001,621)	(198,041)	(196,633)	793,650	19,422
TOTAL INCREASE (DECREASE) IN NET ASSETS	(30,160,847)	(382,852)	(3,447,684)	(271,865)	(236,360)	763,721	13,893
NET ASSETS AT DECEMBER 31, 2015	$189,760,112	$17,885,680	$44,247,610	$7,523,244	$5,279,420	$2,730,230	$91,911
See accompanying notes.

	LVIP SSgA Emerging Markets 100 Fund Standard Class Subaccount	LVIP SSgA Emerging Markets 100 Fund Service Class Subaccount	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class Subaccount	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class Subaccount	LVIP SSgA International Index Fund Standard Class Subaccount	LVIP SSgA International Index Fund Service Class Subaccount
NET ASSETS JANUARY 1, 2014	$21,954,109	$6,473,352	$9,172,186	$17,951,574	$2,540,586	$1,710,296
Changes From Operations:
• Net investment income (loss)	435,826	130,720	98,529	172,886	51,941	34,478
• Net realized gain (loss) on investments	(425,967)	(54,590)	130,964	214,996	78,070	7,885
• Net change in unrealized appreciation or depreciation on investments	(1,018,955)	(398,354)	40,863	75,334	(335,794)	(206,401)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,009,096)	(322,224)	270,356	463,216	(205,783)	(164,038)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,098,697	1,404,182	483,049	1,688,233	108,912	315,021
• Contract withdrawals & transfers to annuity reserves	(1,683,282)	(487,092)	(902,867)	(1,319,030)	(182,902)	(88,679)
• Contract transfers	1,074,704	163,736	(594,103)	(749,894)	539,264	415,527
	490,119	1,080,826	(1,013,921)	(380,691)	465,274	641,869
Annuity Reserves:
• Annuity Payments	(11,567)	—	—	—	(667)	—
• Receipt (reimbursement) of mortality guarantee adjustment	372	—	—	—	90	—
	(11,195)	—	—	—	(577)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	478,924	1,080,826	(1,013,921)	(380,691)	464,697	641,869
TOTAL INCREASE (DECREASE) IN NET ASSETS	(530,172)	758,602	(743,565)	82,525	258,914	477,831
NET ASSETS AT DECEMBER 31, 2014	21,423,937	7,231,954	8,428,621	18,034,099	2,799,500	2,188,127
Changes From Operations:
• Net investment income (loss)	652,602	230,433	153,338	277,691	60,055	32,202
• Net realized gain (loss) on investments	(767,497)	(164,542)	59,636	247,533	14,229	26,290
• Net change in unrealized appreciation or depreciation on investments	(4,019,662)	(1,515,972)	(811,969)	(1,814,358)	(240,486)	(128,807)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,134,557)	(1,450,081)	(598,995)	(1,289,134)	(166,202)	(70,315)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	914,423	1,454,602	528,464	1,457,743	168,359	475,266
• Contract withdrawals & transfers to annuity reserves	(1,910,188)	(567,903)	(636,187)	(1,283,759)	(341,413)	(200,175)
• Contract transfers	1,000,200	(48,567)	(406,136)	(1,598,332)	1,212,618	100,984
	4,435	838,132	(513,859)	(1,424,348)	1,039,564	376,075
Annuity Reserves:
• Annuity Payments	(9,009)	—	—	—	(615)	—
• Receipt (reimbursement) of mortality guarantee adjustment	297	—	—	—	109	—
	(8,712)	—	—	—	(506)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,277)	838,132	(513,859)	(1,424,348)	1,039,058	376,075
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,138,834)	(611,949)	(1,112,854)	(2,713,482)	872,856	305,760
NET ASSETS AT DECEMBER 31, 2015	$17,285,103	$6,620,005	$7,315,767	$15,320,617	$3,672,356	$2,493,887

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP SSgA Large Cap 100 Fund Service Class Subaccount	LVIP SSgA S&P 500 Index Fund Standard Class Subaccount	LVIP SSgA S&P 500 Index Fund Service Class Subaccount	LVIP SSgA Small-Cap Index Fund Standard Class Subaccount	LVIP SSgA Small-Cap Index Fund Service Class Subaccount	LVIP SSgA Small-Mid Cap 200 Fund Service Class Subaccount	LVIP T. Rowe Price Growth Stock Fund Service Class Subaccount
NET ASSETS JANUARY 1, 2014	$196,866	$343,662,458	$48,612,807	$53,398,877	$12,322,441	$718,834	$673,037
Changes From Operations:
• Net investment income (loss)	5,611	3,048,864	396,163	(97,224)	(50,708)	15,881	(7,081)
• Net realized gain (loss) on investments	26,488	7,671,456	703,717	2,608,127	586,141	47,154	41,301
• Net change in unrealized appreciation or depreciation on investments	12,344	29,253,348	4,947,440	(923,206)	(120,512)	(41,573)	14,026
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	44,443	39,973,668	6,047,320	1,587,697	414,921	21,462	48,246
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	129	8,142,729	6,590,609	1,298,955	1,126,965	2,925	12,074
• Contract withdrawals & transfers to annuity reserves	(7,188)	(28,855,175)	(3,745,875)	(4,801,951)	(1,186,372)	(17,486)	(27,767)
• Contract transfers	197,522	(6,742,552)	311,070	(3,879,576)	98,950	52,585	(12,319)
	190,463	(27,454,998)	3,155,804	(7,382,572)	39,543	38,024	(28,012)
Annuity Reserves:
• Annuity Payments	(8,009)	(395,848)	(657)	(11,208)	—	(1,459)	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	18,653	29	465	—	54	—
	(8,009)	(377,195)	(628)	(10,743)	—	(1,405)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	182,454	(27,832,193)	3,155,176	(7,393,315)	39,543	36,619	(28,012)
TOTAL INCREASE (DECREASE) IN NET ASSETS	226,897	12,141,475	9,202,496	(5,805,618)	454,464	58,081	20,234
NET ASSETS AT DECEMBER 31, 2014	423,763	355,803,933	57,815,303	47,593,259	12,776,905	776,915	693,271
Changes From Operations:
• Net investment income (loss)	3,240	2,910,124	429,741	(54,353)	(44,060)	7,201	(7,086)
• Net realized gain (loss) on investments	50,116	9,898,663	1,056,919	2,548,529	594,538	118,345	113,372
• Net change in unrealized appreciation or depreciation on investments	(75,091)	(12,035,837)	(1,557,982)	(4,905,182)	(1,332,074)	(185,337)	(42,776)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(21,735)	772,950	(71,322)	(2,411,006)	(781,596)	(59,791)	63,510
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	7,517	7,672,480	7,829,219	1,080,658	1,243,274	15,211	9,660
• Contract withdrawals & transfers to annuity reserves	(19,095)	(30,900,497)	(5,083,711)	(4,762,716)	(1,085,093)	(34,035)	(149,635)
• Contract transfers	(82,166)	(5,519,584)	603,773	(1,607,584)	183,378	(26,524)	45,437
	(93,744)	(28,747,601)	3,349,281	(5,289,642)	341,559	(45,348)	(94,538)
Annuity Reserves:
• Annuity Payments	—	(328,231)	(668)	(12,285)	—	(1,438)	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	10,848	25	664	—	38	—
	—	(317,383)	(643)	(11,621)	—	(1,400)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(93,744)	(29,064,984)	3,348,638	(5,301,263)	341,559	(46,748)	(94,538)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(115,479)	(28,292,034)	3,277,316	(7,712,269)	(440,037)	(106,539)	(31,028)
NET ASSETS AT DECEMBER 31, 2015	$308,284	$327,511,899	$61,092,619	$39,880,990	$12,336,868	$670,376	$662,243

See accompanying notes.

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class Subaccount	LVIP Templeton Growth Managed Volatility Fund Standard Class Subaccount	LVIP Templeton Growth Managed Volatility Fund Service Class Subaccount	LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class Subaccount	LVIP UBS Large Cap Growth Managed Volatility Fund Service Class Subaccount
NET ASSETS JANUARY 1, 2014	$178,810,716	$10,284,111	$—	$252,964	$274,429,063	$2,351,483
Changes From Operations:
• Net investment income (loss)	(1,358,236)	(112,785)	5,823	(218)	(2,655,979)	(24,760)
• Net realized gain (loss) on investments	16,006,040	895,196	(131)	6,071	9,126,524	97,213
• Net change in unrealized appreciation or depreciation on investments	2,919,324	349,822	(35,375)	(15,035)	4,513,810	24,573
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,567,128	1,132,233	(29,683)	(9,182)	10,984,355	97,026
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,048,868	1,542,029	5,959	9,242	5,494,746	403,653
• Contract withdrawals & transfers to annuity reserves	(15,854,108)	(802,174)	(1,390)	(8,778)	(24,856,473)	(289,582)
• Contract transfers	(3,773,514)	428,081	549,178	25,462	(6,429,838)	55,818
	(15,578,754)	1,167,936	553,747	25,926	(25,791,565)	169,889
Annuity Reserves:
• Annuity Payments	(45,889)	—	—	—	(129,519)	—
• Receipt (reimbursement) of mortality guarantee adjustment	12,561	—	—	—	(3,750)	—
	(33,328)	—	—	—	(133,269)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(15,612,082)	1,167,936	553,747	25,926	(25,924,834)	169,889
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,955,046	2,300,169	524,064	16,744	(14,940,479)	266,915
NET ASSETS AT DECEMBER 31, 2014	180,765,762	12,584,280	524,064	269,708	259,488,584	2,618,398
Changes From Operations:
• Net investment income (loss)	(1,598,176)	(138,164)	2,514	(210)	(2,486,400)	(26,502)
• Net realized gain (loss) on investments	16,886,368	1,146,023	(20,925)	2,164	9,586,230	87,969
• Net change in unrealized appreciation or depreciation on investments	(13,046,520)	(953,237)	(33,772)	(35,983)	(6,219,925)	(57,922)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,241,672	54,622	(52,183)	(34,029)	879,905	3,545
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,067,964	1,811,537	21,756	53,473	4,535,655	373,177
• Contract withdrawals & transfers to annuity reserves	(15,592,994)	(1,125,467)	(9,737)	(15,286)	(22,341,694)	(241,812)
• Contract transfers	(761,683)	616,833	45,929	45,571	(7,142,436)	(72,166)
	(12,286,713)	1,302,903	57,948	83,758	(24,948,475)	59,199
Annuity Reserves:
• Annuity Payments	(45,807)	—	—	—	(101,411)	—
• Receipt (reimbursement) of mortality guarantee adjustment	5,630	—	—	—	(6,179)	—
	(40,177)	—	—	—	(107,590)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(12,326,890)	1,302,903	57,948	83,758	(25,056,065)	59,199
TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,085,218)	1,357,525	5,765	49,729	(24,176,160)	62,744
NET ASSETS AT DECEMBER 31, 2015	$170,680,544	$13,941,805	$529,829	$319,437	$235,312,424	$2,681,142

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	LVIP Vanguard Domestic Equity ETF Fund Service Class Subaccount	LVIP Vanguard International Equity ETF Fund Service Class Subaccount	LVIP Wellington Capital Growth Fund Service Class Subaccount	LVIP Wellington Mid-Cap Value Fund Service Class Subaccount	MFS VIT Core Equity Series Initial Class Subaccount	MFS VIT Total Return Series Initial Class Subaccount	MFS VIT Utilities Series Initial Class Subaccount
NET ASSETS JANUARY 1, 2014	$6,132,409	$3,657,166	$53,593	$352,008	$11,262	$1,605,159	$178,747,726
Changes From Operations:
• Net investment income (loss)	71,656	42,048	(360)	(3,587)	(24)	10,830	2,082,372
• Net realized gain (loss) on investments	184,872	40,583	8,415	22,133	2,267	90,510	11,774,067
• Net change in unrealized appreciation or depreciation on investments	587,462	(379,532)	(3,931)	3,910	(1,091)	5,079	6,551,448
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	843,990	(296,901)	4,124	22,456	1,152	106,419	20,407,887
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	983,555	629,443	—	116	—	295	4,600,045
• Contract withdrawals & transfers to annuity reserves	(508,500)	(231,900)	(13,533)	(33,594)	(1,202)	(71,025)	(17,465,980)
• Contract transfers	2,644,984	1,138,332	(10,892)	1,921	(3,657)	(142,377)	2,986,328
	3,120,039	1,535,875	(24,425)	(31,557)	(4,859)	(213,107)	(9,879,607)
Annuity Reserves:
• Annuity Payments	(864)	—	—	—	—	(21,244)	(227,552)
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	—	—	4,684	22,459
	(864)	—	—	—	—	(16,560)	(205,093)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,119,175	1,535,875	(24,425)	(31,557)	(4,859)	(229,667)	(10,084,700)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,963,165	1,238,974	(20,301)	(9,101)	(3,707)	(123,248)	10,323,187
NET ASSETS AT DECEMBER 31, 2014	10,095,574	4,896,140	33,292	342,907	7,555	1,481,911	189,070,913
Changes From Operations:
• Net investment income (loss)	45,224	80,924	(856)	(3,159)	52	19,318	5,182,457
• Net realized gain (loss) on investments	387,982	(8,372)	16,322	21,813	3,542	94,297	16,106,368
• Net change in unrealized appreciation or depreciation on investments	(632,698)	(504,569)	(11,883)	(25,967)	(3,440)	(131,547)	(47,155,789)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(199,492)	(432,017)	3,583	(7,313)	154	(17,932)	(25,866,964)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,437,252	743,973	3,408	3,656	—	15,276	3,764,410
• Contract withdrawals & transfers to annuity reserves	(1,405,201)	(479,018)	(4,003)	(34,812)	(419)	(58,307)	(16,476,370)
• Contract transfers	832,734	1,865,426	66,078	(5,733)	(7,290)	(128,251)	(15,743,060)
	864,785	2,130,381	65,483	(36,889)	(7,709)	(171,282)	(28,455,020)
Annuity Reserves:
• Annuity Payments	(1,453)	—	—	—	—	(21,266)	(205,851)
• Receipt (reimbursement) of mortality guarantee adjustment	809	—	—	—	—	4,673	22,615
	(644)	—	—	—	—	(16,593)	(183,236)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	864,141	2,130,381	65,483	(36,889)	(7,709)	(187,875)	(28,638,256)
TOTAL INCREASE (DECREASE) IN NET ASSETS	664,649	1,698,364	69,066	(44,202)	(7,555)	(205,807)	(54,505,220)
NET ASSETS AT DECEMBER 31, 2015	$10,760,223	$6,594,504	$102,358	$298,705	$—	$1,276,104	$134,565,693

See accompanying notes.

	MFS VIT Utilities Series Service Class Subaccount	MFS VIT II Core Equity Portfolio Initial Class Subaccount	NB AMT Large Cap Value Portfolio I Class Subaccount	NB AMT Mid Cap Growth Portfolio I Class Subaccount	NB AMT Mid Cap Intrinsic Value Portfolio I Class Subaccount	PIMCO VIT Commodity RealReturn Strategy Portfolio Advisor Class Subaccount
NET ASSETS JANUARY 1, 2014	$35,300,132	$—	$14,322	$79,561	$209,486	$87,628
Changes From Operations:
• Net investment income (loss)	374,513	—	28	(440)	(362)	(875)
• Net realized gain (loss) on investments	1,895,181	—	147	34,162	13,487	(6,092)
• Net change in unrealized appreciation or depreciation on investments	1,750,911	—	1,124	(28,179)	12,794	(14,613)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,020,605	—	1,299	5,543	25,919	(21,580)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,065,196	—	120	893	11,614	16
• Contract withdrawals & transfers to annuity reserves	(3,509,442)	—	(626)	(1,523)	(11,606)	(3,792)
• Contract transfers	1,058,069	—	—	53	3,606	22,568
	1,613,823	—	(506)	(577)	3,614	18,792
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,613,823	—	(506)	(577)	3,614	18,792
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,634,428	—	793	4,966	29,533	(2,788)
NET ASSETS AT DECEMBER 31, 2014	40,934,560	—	15,115	84,527	239,019	84,840
Changes From Operations:
• Net investment income (loss)	1,170,903	(15)	28	(596)	(1,084)	2,234
• Net realized gain (loss) on investments	3,098,735	448	1,398	10,337	11,970	(25,650)
• Net change in unrealized appreciation or depreciation on investments	(10,553,200)	(637)	(3,127)	(12,486)	(31,112)	6,580
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,283,562)	(204)	(1,701)	(2,745)	(20,226)	(16,836)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,124,130	—	120	900	5,294	5,440
• Contract withdrawals & transfers to annuity reserves	(3,163,073)	(1,258)	(1,856)	(1,370)	(28,744)	(13,320)
• Contract transfers	(2,183,376)	7,290	—	36,786	(4,596)	(13,023)
	(1,222,319)	6,032	(1,736)	36,316	(28,046)	(20,903)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(68)
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	—	—	—
	—	—	—	—	—	(68)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,222,319)	6,032	(1,736)	36,316	(28,046)	(20,971)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,505,881)	5,828	(3,437)	33,571	(48,272)	(37,807)
NET ASSETS AT DECEMBER 31, 2015	$33,428,679	$5,828	$11,678	$118,098	$190,747	$47,033

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2014 and 2015

	PIMCO VIT Total Return Portfolio Administrative Class Subaccount	Putnam VT Global Health Care Fund Class IB Subaccount	Templeton Global Bond VIP Fund Class 2 Subaccount
NET ASSETS JANUARY 1, 2014	$16,645,869	$90,923	$4,983,473
Changes From Operations:
• Net investment income (loss)	207,183	(873)	181,139
• Net realized gain (loss) on investments	(66,364)	15,933	33,043
• Net change in unrealized appreciation or depreciation on investments	400,635	9,551	(183,363)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	541,454	24,611	30,819
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,449,965	37	6,762
• Contract withdrawals & transfers to annuity reserves	(1,724,779)	(1,014)	(388,909)
• Contract transfers	681,549	(553)	(234,171)
	406,735	(1,530)	(616,318)
Annuity Reserves:
• Annuity Payments	(6,421)	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	395	—	—
	(6,026)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	400,709	(1,530)	(616,318)
TOTAL INCREASE (DECREASE) IN NET ASSETS	942,163	23,081	(585,499)
NET ASSETS AT DECEMBER 31, 2014	17,588,032	114,004	4,397,974
Changes From Operations:
• Net investment income (loss)	650,328	(902)	277,322
• Net realized gain (loss) on investments	84,937	24,115	(7,781)
• Net change in unrealized appreciation or depreciation on investments	(815,360)	(17,316)	(502,571)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(80,095)	5,897	(233,030)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,220,097	43	27,594
• Contract withdrawals & transfers to annuity reserves	(2,066,504)	(1,276)	(420,256)
• Contract transfers	(878,731)	(47,920)	5,615
	(1,725,138)	(49,153)	(387,047)
Annuity Reserves:
• Annuity Payments	(4,101)	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	437	—	—
	(3,664)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,728,802)	(49,153)	(387,047)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,808,897)	(43,256)	(620,077)
NET ASSETS AT DECEMBER 31, 2015	$15,779,135	$70,748	$3,777,897

See accompanying notes.

	Wells Fargo VT Intrinsic Value Fund Class 2 Subaccount	Wells Fargo VT Omega Growth Fund Class 2 Subaccount	Wells Fargo VT Small Cap Growth Fund Class 2 Subaccount
NET ASSETS JANUARY 1, 2014	$227,712	$125,243	$313,117
Changes From Operations:
• Net investment income (loss)	(1,255)	(1,286)	(3,317)
• Net realized gain (loss) on investments	13,646	34,749	38,324
• Net change in unrealized appreciation or depreciation on investments	4,710	(30,721)	(41,657)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,101	2,742	(6,650)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	277	74	4,146
• Contract withdrawals & transfers to annuity reserves	(16,130)	(40,813)	(3,228)
• Contract transfers	(22,314)	33,854	(11,169)
	(38,167)	(6,885)	(10,251)
Annuity Reserves:
• Annuity Payments	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—
	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(38,167)	(6,885)	(10,251)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,066)	(4,143)	(16,901)
NET ASSETS AT DECEMBER 31, 2014	206,646	121,100	296,216
Changes From Operations:
• Net investment income (loss)	(932)	(1,380)	(3,261)
• Net realized gain (loss) on investments	34,277	20,047	49,687
• Net change in unrealized appreciation or depreciation on investments	(35,715)	(18,435)	(53,624)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,370)	232	(7,198)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	212	84	7,943
• Contract withdrawals & transfers to annuity reserves	(16,641)	(8,180)	(3,430)
• Contract transfers	(34,646)	(2,921)	(33,482)
	(51,075)	(11,017)	(28,969)
Annuity Reserves:
• Annuity Payments	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—
	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(51,075)	(11,017)	(28,969)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(53,445)	(10,785)	(36,167)
NET ASSETS AT DECEMBER 31, 2015	$153,201	$110,315	$260,049

Lincoln National Variable Annuity Account C

Notes to financial statements

December 31, 2015

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln National Variable Annuity Account C (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on December 21, 1981, are part of the operations of the Company. The Variable Account consists of four products as follows:

• Multi-Fund • Multi-Fund 5	• Multi-Fund Select • eAnnuity

The eAnnuity product is an annuity contract that is sold through the internet.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Accounts are divided into variable subaccounts, each of which may be invested in shares of one of one hundred fifty-nine mutual funds (the Funds) of nineteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (AB VPS):

AB VPS Global Thematic Growth Portfolio Class B

AB VPS Growth and Income Portfolio Class B**

AB VPS International Value Portfolio Class B

AB VPS Small/Mid Cap Value Portfolio Class A

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP Inflation Protection Fund Class I

American Century VP Inflation Protection Fund Class II

American Century VP International Fund Class I

American Funds Insurance Series (American Funds):

American Funds Global Growth Fund Class 2

American Funds Growth Fund Class 2

American Funds Growth-Income Fund Class 2

American Funds International Fund Class 2

BlackRock Variable Series Funds, Inc. (BlackRock):

BlackRock Global Allocation V.I. Fund Class I

BlackRock Global Allocation V.I. Fund Class III

Delaware VIP Trust (Delaware VIP):

Delaware VIP Diversified Income Series Standard Class

Delaware VIP Diversified Income Series Service Class

Delaware VIP Emerging Markets Series Service Class

Delaware VIP High Yield Series Standard Class

Delaware VIP High Yield Series Service Class

Delaware VIP Limited-Term Diversified Income Series Service Class

Delaware VIP REIT Series Standard Class

Delaware VIP REIT Series Service Class

Delaware VIP Small Cap Value Series Service Class

Delaware VIP Smid Cap Growth Series Standard Class

Delaware VIP Smid Cap Growth Series Service Class

Delaware VIP U.S. Growth Series Service Class

Delaware VIP Value Series Standard Class

Delaware VIP Value Series Service Class

Deutsche Variable Series II (Deutsche):

Deutsche Alternative Asset Allocation VIP Portfolio A

Deutsche Alternative Asset Allocation VIP Portfolio B

Deutsche Investments VIT Funds (Deutsche):

Deutsche Equity 500 Index VIP Portfolio A

Deutsche Equity 500 Index VIP Portfolio B

Deutsche Small Cap Index VIP Portfolio A

Deutsche Small Cap Index VIP Portfolio B**

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Contrafund Portfolio Service Class

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Growth Portfolio Service Class

Fidelity VIP Growth Portfolio Service Class 2

Fidelity VIP Mid Cap Portfolio Service Class 2

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Fund Class 2

Franklin Mutual Shares VIP Fund Class 2

Templeton Global Bond VIP Fund Class 2

Invesco Variable Insurance Funds (Invesco V.I.):

Invesco V.I. Core Equity Fund Series I

Invesco V.I. International Growth Fund Series I

Janus Aspen Series:

Janus Aspen Global Research Portfolio Institutional Shares

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Mid Cap Core Portfolio Class II**

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Lincoln National Variable Insurance Products Trust (LVIP)*:

LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class**

LVIP American Global Growth Fund Service Class II**

LVIP American Growth Fund Service Class II**

LVIP Baron Growth Opportunities Fund Service Class

LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class

LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class

LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class

LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class**

LVIP BlackRock Inflation Protected Bond Fund Standard Class

LVIP BlackRock Inflation Protected Bond Fund Service Class

LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class**

LVIP Clarion Global Real Estate Fund Standard Class

LVIP Clarion Global Real Estate Fund Service Class

LVIP ClearBridge Large Cap Managed Volatility Fund Service Class**

LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class**

LVIP Delaware Bond Fund Standard Class

LVIP Delaware Bond Fund Service Class

LVIP Delaware Diversified Floating Rate Fund Service Class

LVIP Delaware Foundation Aggressive Allocation Fund Standard Class

LVIP Delaware Foundation Aggressive Allocation Fund Service Class

LVIP Delaware Foundation Conservative Allocation Fund Standard Class

LVIP Delaware Foundation Conservative Allocation Fund Service Class

LVIP Delaware Foundation Moderate Allocation Fund Standard Class

LVIP Delaware Foundation Moderate Allocation Fund Service Class

LVIP Delaware Social Awareness Fund Standard Class

LVIP Delaware Social Awareness Fund Service Class

LVIP Delaware Special Opportunities Fund Standard Class

LVIP Delaware Special Opportunities Fund Service Class

LVIP Dimensional International Core Equity Managed Volatility Fund Service Class**

LVIP Dimensional U.S. Core Equity 1 Fund Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund Service Class

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class**

LVIP Dimensional/Vanguard Total Bond Fund Service Class**

LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class**

LVIP Global Conservative Allocation Managed Risk Fund Standard Class

LVIP Global Conservative Allocation Managed Risk Fund Service Class

LVIP Global Growth Allocation Managed Risk Fund Standard Class

LVIP Global Growth Allocation Managed Risk Fund Service Class

LVIP Global Income Fund Standard Class

LVIP Global Income Fund Service Class

LVIP Global Moderate Allocation Managed Risk Fund Standard Class

LVIP Global Moderate Allocation Managed Risk Fund Service Class

LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class**

LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class**

LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class

LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class

LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class

LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class

LVIP Managed Risk Profile 2010 Fund Standard Class

LVIP Managed Risk Profile 2010 Fund Service Class

LVIP Managed Risk Profile 2020 Fund Standard Class

LVIP Managed Risk Profile 2020 Fund Service Class

LVIP Managed Risk Profile 2030 Fund Standard Class

LVIP Managed Risk Profile 2030 Fund Service Class

LVIP Managed Risk Profile 2040 Fund Standard Class

LVIP Managed Risk Profile 2040 Fund Service Class

LVIP Managed Risk Profile 2050 Fund Standard Class

LVIP Managed Risk Profile 2050 Fund Service Class

LVIP MFS International Growth Fund Service Class

LVIP MFS International Growth Managed Volatility Fund Service Class**

LVIP MFS Value Fund Service Class

LVIP Mondrian International Value Fund Standard Class

LVIP Mondrian International Value Fund Service Class

LVIP Money Market Fund Standard Class

LVIP Money Market Fund Service Class

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class**

LVIP PIMCO Low Duration Bond Fund Service Class**

LVIP SSgA Bond Index Fund Standard Class

LVIP SSgA Bond Index Fund Service Class

LVIP SSgA Developed International 150 Fund Service Class

LVIP SSgA Emerging Markets 100 Fund Standard Class

LVIP SSgA Emerging Markets 100 Fund Service Class

LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class

LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class

LVIP SSgA International Index Fund Standard Class

LVIP SSgA International Index Fund Service Class

LVIP SSgA International Managed Volatility Fund Service Class**

LVIP SSgA Large Cap 100 Fund Service Class

LVIP SSgA Large Cap Managed Volatility Fund Service Class**

LVIP SSgA Moderate Index Allocation Fund Service Class**

LVIP SSgA S&P 500 Index Fund Standard Class

LVIP SSgA S&P 500 Index Fund Service Class

LVIP SSgA Small-Cap Index Fund Standard Class

LVIP SSgA Small-Cap Index Fund Service Class

LVIP SSgA Small-Cap Managed Volatility Fund Service Class**

LVIP SSgA Small-Mid Cap 200 Fund Service Class

LVIP T. Rowe Price Growth Stock Fund Service Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class

LVIP Templeton Growth Managed Volatility Fund Standard Class

LVIP Templeton Growth Managed Volatility Fund Service Class

LVIP U.S. Growth Allocation Managed Risk Fund Service Class**

LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class

LVIP UBS Large Cap Growth Managed Volatility Fund Service Class

LVIP Vanguard Domestic Equity ETF Fund Service Class

LVIP Vanguard International Equity ETF Fund Service Class

LVIP VIP Contrafund Managed Volatility Portfolio Service Class**

LVIP VIP Mid Cap Managed Volatility Portfolio Service Class**

LVIP Wellington Capital Growth Fund Service Class

LVIP Wellington Mid-Cap Value Fund Service Class

MFS Variable Insurance Trust (MFS VIT):

MFS VIT Total Return Series Initial Class

MFS VIT Utilities Series Initial Class

MFS VIT Utilities Series Service Class

MFS Variable Insurance Trust II (MFS VIT II):

MFS VIT II Core Equity Portfolio Initial Class

Neuberger Berman Advisors Management Trust (NB AMT):

NB AMT Large Cap Value Portfolio I Class

NB AMT Mid Cap Growth Portfolio I Class

NB AMT Mid Cap Intrinsic Value Portfolio I Class

PIMCO Variable Insurance Trust (PIMCO VIT):

PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class

PIMCO VIT Total Return Portfolio Administrative Class

Putnam Variable Trust (Putnam VT):

Putnam VT Global Health Care Fund Class IB

Wells Fargo Variable Trust (Wells Fargo Advantage VT):

Wells Fargo VT Intrinsic Value Fund Class 2

Wells Fargo VT Omega Growth Fund Class 2

Wells Fargo VT Small Cap Growth Fund Class 2

*  Denotes an affiliate of the Company

**  Available funds with no money invested at December 31, 2015

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2015. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2015-07, "Fair Value Measurement (Topic 820) - Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)." ASU No. 2015-07 requires that investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) under "Fair Value Measurements and Disclosures" (Topic 820) be excluded from the fair value hierarchy. ASU No. 2015-07 is effective for interim and annual reporting periods beginning after December 15, 2015. ASU No. 2015-07 is required to be applied retrospectively to all periods presented beginning in the period of adoption. The Variable Account early adopted ASU No. 2015-07 and adoption did not affect the Variable Account's financial condition, results of operations, or cash flows. In accordance with ASU No. 2015-07, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASU 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements (Topic 946,

Investment Companies) provides accounting guidance for assessing whether an entity is an investment company; considering the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore will continue to apply the accounting requirements of ASC 946. The adoption of this ASU did not have an effect on our financial condition and results of operations.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

Investment Fund Changes: During 2014, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2014, the 2014 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2014:

ClearBridge Variable Mid Cap Core Portfolio Class I	LVIP Invesco V.I. Comstock RPM Fund Service Class
LVIP American Century VP Mid Cap Value RPM Fund Service Class	LVIP JPMorgan Mid Cap Value RPM Fund Standard Class
LVIP BlackRock Emerging Markets RPM Fund Standard Class	LVIP Multi-Manager Global Equity RPM Fund Service Class
LVIP BlackRock Emerging Markets RPM Fund Service Class	LVIP PIMCO Low Duration Bond Fund Service Class
LVIP ClearBridge Variable Appreciation RPM Fund Service Class	LVIP SSgA International RPM Fund Service Class
LVIP Columbia Small-Mid Cap Growth RPM Fund Standard Class	LVIP Templeton Growth RPM Fund Standard Class
LVIP Franklin Mutual Shares RPM Fund Service Class	LVIP VIP Mid Cap RPM Portfolio Service Class
LVIP Invesco Diversified Equity Income RPM Fund Service Class

During 2014, the following funds changed their names:

Previous Fund Name	New Fund Name
FTVIPT Franklin Income Securities Fund Class 2	Franklin Income VIP Fund Class 2
FTVIPT Mutual Shares Securities Fund Class 2	Franklin Mutual Shares VIP Fund Class 2
FTVIPT Templeton Global Bond Securities Fund Class 2	Templeton Global Bond VIP Fund Class 2

Also during 2014, the DWS Variable Series II (DWS) family of funds changed its name to the Deutsche Variable Series II (Deutsche) and the DWS Investments VIT Funds (DWS) family of funds changed its name to Deutsche Investments VIT Funds (Deutsche).

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

During 2015, the following funds became available as investment options for account contract owners:

LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	LVIP U.S. Growth Allocation Managed Risk Fund Service Class
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class

During 2015, the following funds changed their names:

Previous Fund Name	New Fund Name
ABVPSF Global Thematic Growth Portfolio Class B	AB VPS Global Thematic Growth Portfolio Class B
ABVPSF Growth and Income Portfolio Class B	AB VPS Growth and Income Portfolio Class B
ABVPSF International Value Portfolio Class B	AB VPS International Value Portfolio Class B
ABVPSF Small/Mid Cap Value Class A Portfolio	AB VPS Small/Mid Cap Value Portfolio Class A
LVIP American Century VP Mid Cap Value RPM Fund Service Class	LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class
LVIP BlackRock Emerging Markets RPM Fund Standard Class	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
LVIP BlackRock Emerging Markets RPM Fund Service Class	LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class
LVIP BlackRock Equity Dividend RPM Fund Standard Class	LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class
LVIP BlackRock Equity Dividend RPM Fund Service Class	LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class
LVIP BlackRock Global Allocation V.I. RPM Fund Service Class	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class
LVIP ClearBridge Variable Appreciation RPM Fund Service Class	LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class
LVIP Dimensional Non-U.S. Equity RPM Fund Service Class	LVIP Dimensional International Core Equity Managed Volatility Fund Service Class
LVIP Delaware Growth and Income Fund Standard Class	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
LVIP Delaware Growth and Income Fund Service Class	LVIP Dimensional U.S. Core Equity 1 Fund Service Class
LVIP Dimensional U.S. Equity RPM Fund Service Class	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class
LVIP Franklin Mutual Shares RPM Fund Service Class	LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class
LVIP Managed Risk Profile Conservative Fund Standard Class	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Conservative Fund Service Class	LVIP Global Conservative Allocation Managed Risk Fund Service Class
LVIP Managed Risk Profile Growth Fund Standard Class	LVIP Global Growth Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Growth Fund Service Class	LVIP Global Growth Allocation Managed Risk Fund Service Class
LVIP Managed Risk Profile Moderate Fund Standard Class	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Moderate Fund Service Class	LVIP Global Moderate Allocation Managed Risk Fund Service Class
LVIP Invesco Diversified Equity Income RPM Fund Service Class	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class
LVIP Invesco V.I. Comstock RPM Fund Service Class	LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class
LVIP Columbia Small-Mid Cap Growth RPM Fund Standard Class	LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class
LVIP Columbia Small-Mid Cap Growth RPM Fund Service Class	LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class
LVIP JPMorgan Mid Cap Value RPM Fund Standard Class	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
LVIP JPMorgan Mid Cap Value RPM Fund Service Class	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class
LVIP MFS International Growth RPM Fund Service Class	LVIP MFS International Growth Managed Volatility Fund Service Class
LVIP Multi-Manager Global Equity RPM Fund Service Class	LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class
LVIP SSgA Global Tactical Allocation RPM Fund Standard Class	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP SSgA Global Tactical Allocation RPM Fund Service Class	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class
LVIP SSgA International RPM Fund Service Class	LVIP SSgA International Managed Volatility Fund Service Class
LVIP SSgA Large Cap RPM Fund Service Class	LVIP SSgA Large Cap Managed Volatility Fund Service Class
LVIP SSgA Small-Cap RPM Fund Service Class	LVIP SSgA Small-Cap Managed Volatility Fund Service Class
LVIP Templeton Growth RPM Fund Standard Class	LVIP Templeton Growth Managed Volatility Fund Standard Class
LVIP Templeton Growth RPM Fund Service Class	LVIP Templeton Growth Managed Volatility Fund Service Class
LVIP UBS Large Cap Growth RPM Fund Standard Class	LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class
LVIP UBS Large Cap Growth RPM Fund Service Class	LVIP UBS Large Cap Growth Managed Volatility Fund Service Class
LVIP VIP Contrafund RPM Portfolio Service Class	LVIP VIP Contrafund Managed Volatility Portfolio Service Class
LVIP VIP Mid Cap RPM Portfolio Service Class	LVIP VIP Mid Cap Managed Volatility Portfolio Service Class
LVIP Capital Growth Fund Service Class	LVIP Wellington Capital Growth Fund Service Class
LVIP Mid-Cap Value Fund Service Class	LVIP Wellington Mid-Cap Value Fund Service Class
Wells Fargo Advantage VT Intrinsic Value Fund Class 2	Wells Fargo VT Intrinsic Value Fund Class 2
Wells Fargo Advantage VT Omega Growth Fund Class 2	Wells Fargo VT Omega Growth Fund Class 2
Wells Fargo Advantage VT Small Cap Growth Fund Class 2	Wells Fargo VT Small Cap Growth Fund Class 2

Also during 2015, the MFS VIT Core Equity Series Service Class merged into the MFS VIT II Core Equity Portfolio Service Class.

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The ranges of rates are as follows for the four contract types within the Variable Account:

•  Multi-Fund® at a daily rate of .00260822% to .00685479% (.952% to 2.502% on an annual basis).

•  Multi-Fund® 5 at a daily rate of .00178082% to .00753425% (.65% to 2.75% on an annual basis).

•  Multi-Fund® Select at a daily rate of .00274521% (1.002% on an annual basis).

•  eAnnuity at a daily rate of .00150685% (.55% on an annual basis).

During May, 2013, the fund replacements listed below occurred in certain products. The replacement funds have higher fund expenses than the funds they replaced, so the Company enacted a mortality and expense guarantee (M&E) reduction to ensure that overall fund expenses were the same after the replacement. The M&E reduction will last for a period of at least two years. The fund replacements were as follows:

Previous Fund Name	Replacement Fund Name	M&E Reduction
American Century VP Inflation Protection Fund Class I	LVIP BlackRock Inflation Protected Bond Fund Standard Class	0.06%
American Century VP Inflation Protection Fund Class II	LVIP BlackRock Inflation Protected Bond Fund Service Class	0.06%

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2015 and 2014 were $5,019,931 and $5,434,285, respectively.

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. There were no premium loads retained by the Company for the year ended December 31, 2015 or 2014.

Surrender, contract and all other charges are included within Contract withdrawals on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2015, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio Class B
	2015		1.000%	1.802%	$0.61	$19.38	28,096,914	$21,563,673	0.81%	1.63%	0.00%
	2014		1.000%	2.152%	0.60	19.22	29,782,929	22,321,367	2.57%	3.76%	0.00%
	2013		1.000%	2.152%	0.58	18.67	31,693,232	22,557,448	20.31%	21.70%	0.02%
	2012		1.000%	2.152%	0.48	15.47	38,222,171	22,112,090	10.83%	12.11%	0.00%
	2011		1.000%	2.152%	0.43	13.91	43,535,325	21,896,209	-25.04%	-24.17%	0.34%
AB VPS Growth and Income Portfolio Class B
	2013		1.002%	1.002%	17.59	17.59	29	518	33.25%	33.26%	2.84%
	2012		1.002%	1.952%	12.32	15.48	2,473,424	32,646,707	14.98%	16.08%	1.35%
	2011		1.002%	1.952%	10.70	11.37	2,647,384	30,102,862	4.18%	5.01%	1.08%
AB VPS International Value Portfolio Class B
	2015		1.000%	1.800%	7.52	8.12	14,496	116,230	0.57%	1.38%	2.21%
	2014		1.000%	1.800%	7.48	8.01	15,896	126,005	-8.13%	-7.39%	3.40%
	2013		1.000%	1.800%	8.14	8.65	19,094	163,763	20.54%	21.51%	5.69%
	2012		1.000%	1.800%	6.75	7.12	24,925	175,436	12.16%	13.06%	1.28%
	2011		1.000%	1.800%	6.02	6.30	29,585	185,334	-20.88%	-20.24%	3.87%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Small/Mid Cap Value Portfolio Class A
	2015		1.000%	2.500%	$14.81	$34.74	26,305	$848,133	-7.82%	-6.43%	0.75%
	2014		1.000%	2.500%	31.65	37.42	29,039	1,000,481	6.87%	8.11%	0.71%
	2013		1.000%	2.150%	29.50	34.89	29,637	947,487	35.13%	36.69%	0.57%
	2012		1.000%	2.600%	21.74	25.73	38,896	911,574	15.70%	17.57%	0.56%
	2011		1.000%	2.600%	18.26	22.06	43,838	875,155	-10.74%	-9.30%	0.48%
American Century VP Inflation Protection Fund Class I
	2015		1.002%	1.002%	11.79	11.79	1,877	22,131	-3.26%	-3.26%	2.34%
	2014		1.002%	1.002%	12.19	12.19	1,928	23,500	2.55%	2.55%	1.48%
	2013		1.002%	1.002%	11.89	11.89	1,863	22,145	-9.15%	-9.15%	1.29%
	2012		1.002%	2.302%	12.55	13.08	2,631,982	34,415,565	5.26%	6.48%	2.65%
	2011		1.002%	2.152%	11.92	12.29	2,691,287	33,059,487	9.71%	10.98%	4.20%
American Century VP Inflation Protection Fund Class II
	2015		1.000%	2.600%	9.67	13.35	519,872	6,756,447	-4.97%	-3.44%	1.98%
	2014		1.000%	2.600%	11.40	13.82	589,655	7,953,975	0.65%	2.27%	1.30%
	2013		1.000%	2.600%	11.26	13.52	669,215	8,860,824	-10.83%	-9.39%	1.57%
	2012		1.000%	2.600%	12.54	14.92	1,172,195	16,398,265	4.63%	6.32%	2.47%
	2011		1.000%	2.600%	12.20	14.03	987,228	13,115,465	8.88%	10.63%	4.05%
American Century VP International Fund Class I
	2015		0.550%	0.550%	1.66	1.66	18,458	30,551	0.21%	0.21%	0.37%
	2014		0.550%	0.550%	1.65	1.65	12,351	20,400	-6.02%	-6.02%	1.67%
	2013		0.550%	0.550%	1.76	1.76	12,451	21,884	21.74%	21.74%	1.71%
	2012		0.550%	0.550%	1.44	1.44	18,850	27,215	20.50%	20.50%	1.10%
	2011		0.550%	0.550%	1.20	1.20	32,293	38,693	-12.53%	-12.53%	0.83%
American Funds Global Growth Fund Class 2
	2015		1.000%	2.600%	14.37	24.72	4,592,004	113,312,943	4.19%	5.87%	1.04%
	2014		1.000%	2.600%	18.69	23.35	4,512,864	105,195,770	-0.31%	1.30%	1.14%
	2013		1.000%	2.600%	19.00	23.05	4,862,814	111,925,446	25.86%	27.89%	1.26%
	2012		1.000%	2.600%	15.00	18.02	5,011,527	90,210,257	19.42%	21.34%	0.90%
	2011		1.000%	2.600%	13.15	14.85	5,404,677	80,188,017	-11.23%	-9.79%	1.28%
American Funds Growth Fund Class 2
	2015		1.000%	2.600%	1.77	29.39	290,968,551	664,278,180	4.12%	5.79%	0.59%
	2014		1.000%	2.600%	1.67	28.00	318,934,486	681,399,997	5.72%	7.43%	0.78%
	2013		1.000%	2.600%	1.56	26.27	349,888,226	687,386,342	26.76%	28.81%	0.93%
	2012		1.000%	2.600%	1.22	20.56	386,664,827	583,238,426	14.87%	16.72%	0.78%
	2011		1.000%	2.600%	1.05	17.76	439,216,610	559,577,244	-6.74%	-5.23%	0.60%
American Funds Growth-Income Fund Class 2
	2015		1.000%	2.600%	17.31	25.31	13,155,683	261,683,273	-1.15%	0.45%	1.29%
	2014		1.000%	2.600%	17.43	25.40	13,950,449	276,338,754	7.79%	9.53%	1.29%
	2013		1.000%	2.600%	16.10	23.37	14,554,235	263,346,817	30.08%	32.17%	1.37%
	2012		1.000%	2.600%	12.32	17.82	15,184,738	207,959,520	14.47%	16.31%	1.61%
	2011		1.000%	2.600%	10.71	15.45	16,252,084	191,483,323	-4.35%	-2.81%	1.52%
American Funds International Fund Class 2
	2015		1.000%	2.600%	1.37	24.49	117,560,099	222,030,576	-6.98%	-5.48%	1.47%
	2014		1.000%	2.600%	1.46	26.12	126,459,703	249,249,437	-5.15%	-3.62%	1.35%
	2013		1.000%	2.600%	1.51	27.32	136,571,306	275,415,612	18.51%	20.42%	1.36%
	2012		1.000%	2.600%	1.26	22.87	149,814,861	247,593,189	14.88%	16.73%	1.45%
	2011		1.000%	2.600%	1.08	19.75	170,509,033	236,231,377	-16.18%	-14.82%	1.70%
BlackRock Global Allocation V.I. Fund Class I
	2015		1.002%	2.302%	13.71	14.93	1,666,823	24,872,148	-2.97%	-1.70%	1.10%
	2014		1.002%	2.302%	14.13	15.19	1,819,570	27,619,870	-0.22%	1.09%	2.21%
	2013		1.002%	2.302%	14.16	15.03	1,801,045	27,049,943	12.15%	13.61%	1.14%
	2012		1.002%	2.302%	12.85	13.23	1,876,660	24,817,092	8.31%	9.18%	1.53%
	2011		1.002%	1.802%	11.86	12.11	1,900,482	23,020,903	-5.22%	-4.46%	2.46%
BlackRock Global Allocation V.I. Fund Class III
	2015		1.000%	2.500%	11.05	14.69	1,019,955	14,900,347	-3.45%	-1.99%	1.05%
	2014		1.000%	2.500%	13.97	14.99	1,022,400	15,241,246	-0.34%	0.92%	2.31%
	2013		1.000%	2.250%	14.08	14.85	953,634	14,092,662	11.98%	13.28%	1.10%
	2012		1.000%	2.150%	12.58	13.11	913,850	11,941,611	7.63%	8.87%	1.65%
	2011		1.000%	2.150%	11.68	12.04	743,932	8,935,799	-5.69%	-4.60%	2.84%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP Diversified Income Series Standard Class
	2015		1.002%	2.302%	$12.97	$17.40	6,172,952	$107,074,978	-3.33%	-2.07%	3.10%
	2014		1.002%	2.302%	13.42	17.77	7,038,110	124,712,328	2.92%	4.27%	2.27%
	2013		1.002%	2.302%	13.04	17.04	7,722,918	131,337,380	-3.51%	-2.25%	2.51%
	2012		1.002%	2.302%	13.68	17.43	9,762,070	169,946,506	4.91%	6.13%	3.19%
	2011		1.002%	2.152%	15.05	16.42	10,669,122	175,077,659	4.13%	5.33%	4.13%
Delaware VIP Diversified Income Series Service Class
	2015		1.000%	2.600%	10.15	16.90	3,002,569	50,268,450	-3.87%	-2.32%	2.79%
	2014		1.000%	2.600%	13.49	17.30	3,080,254	52,810,094	2.29%	3.94%	2.02%
	2013		1.000%	2.600%	13.11	16.65	3,201,233	52,849,173	-3.95%	-2.40%	2.19%
	2012		1.000%	2.600%	13.56	17.06	3,395,311	57,506,173	4.13%	5.81%	2.90%
	2011		1.000%	2.600%	14.28	16.12	3,321,898	53,212,484	3.43%	5.10%	3.87%
Delaware VIP Emerging Markets Series Service Class
	2015		1.000%	2.250%	11.46	21.69	88,837	1,881,833	-16.67%	-15.62%	0.59%
	2014		1.000%	2.250%	13.71	25.70	88,866	2,238,655	-10.31%	-9.18%	0.40%
	2013		1.000%	2.250%	15.24	28.30	93,642	2,605,222	7.52%	8.77%	1.48%
	2012		1.000%	2.600%	14.15	26.02	106,023	2,717,661	11.26%	13.05%	0.75%
	2011		1.000%	2.600%	20.37	23.02	114,532	2,604,170	-22.06%	-20.80%	1.63%
Delaware VIP High Yield Series Standard Class
	2015		1.002%	2.302%	15.21	17.17	1,905,448	32,694,284	-8.72%	-7.53%	6.73%
	2014		1.002%	2.302%	16.64	18.57	2,317,365	43,005,323	-2.55%	-1.28%	6.68%
	2013		1.002%	2.302%	17.05	18.81	2,411,167	45,332,684	6.89%	8.13%	7.36%
	2012		1.002%	2.152%	15.95	17.40	2,590,782	45,053,156	15.32%	16.65%	8.29%
	2011		1.002%	2.152%	13.83	14.91	2,442,501	36,413,958	0.20%	1.36%	8.65%
Delaware VIP High Yield Series Service Class
	2015		1.002%	1.002%	16.73	16.73	667,366	11,167,039	-7.80%	-7.80%	6.32%
	2014		1.002%	1.002%	18.15	18.15	675,215	12,254,690	-1.53%	-1.53%	6.37%
	2013		1.002%	1.002%	18.43	18.43	626,125	11,540,094	7.89%	7.89%	6.87%
	2012		1.002%	1.002%	17.08	17.08	575,409	9,829,773	16.19%	16.19%	8.07%
	2011		1.002%	1.002%	14.70	14.70	476,490	7,005,989	1.31%	1.31%	7.86%
Delaware VIP Limited-Term Diversified Income Series Service Class
	2015		1.000%	2.250%	10.41	12.11	222,531	2,647,416	-1.61%	-0.37%	1.45%
	2014		1.000%	2.250%	10.55	12.15	206,200	2,457,787	-0.72%	0.43%	1.33%
	2013		1.000%	2.150%	10.60	12.10	205,451	2,435,032	-3.43%	-2.31%	1.29%
	2012		1.000%	2.150%	10.95	12.38	202,883	2,467,126	0.34%	1.50%	1.43%
	2011		1.000%	2.600%	10.99	12.20	221,804	2,671,025	-0.08%	1.54%	1.65%
Delaware VIP REIT Series Standard Class
	2015		1.000%	2.600%	4.26	36.61	27,411,671	124,999,640	1.08%	2.71%	1.26%
	2014		1.000%	2.600%	4.16	35.64	31,657,241	140,501,751	26.14%	28.17%	1.36%
	2013		1.000%	2.600%	3.26	27.81	32,411,080	112,311,469	-0.48%	1.12%	1.59%
	2012		1.000%	2.600%	3.23	27.50	37,500,096	128,283,368	13.94%	15.78%	1.50%
	2011		1.000%	2.600%	2.80	23.75	40,112,134	118,628,248	8.11%	9.85%	1.59%
Delaware VIP REIT Series Service Class
	2015		1.002%	1.002%	25.61	25.61	938,655	24,034,657	2.49%	2.49%	1.00%
	2014		1.002%	1.002%	24.98	24.98	960,032	23,984,688	27.83%	27.83%	1.12%
	2013		1.002%	1.002%	19.54	19.54	909,457	17,773,971	0.91%	0.91%	1.31%
	2012		1.002%	1.002%	19.37	19.37	916,062	17,742,234	15.44%	15.44%	1.28%
	2011		1.002%	1.002%	16.78	16.78	921,372	15,457,643	9.52%	9.52%	1.33%
Delaware VIP Small Cap Value Series Service Class
	2015		1.000%	2.500%	2.90	31.31	55,583,519	204,859,975	-8.77%	-7.39%	0.47%
	2014		1.000%	2.500%	3.14	33.81	62,811,545	246,129,135	3.21%	4.57%	0.34%
	2013		1.000%	2.302%	3.01	32.34	70,324,110	260,060,656	30.34%	31.85%	0.52%
	2012		1.000%	2.152%	2.29	24.53	76,484,079	212,802,215	11.22%	12.50%	0.35%
	2011		1.000%	2.152%	2.04	21.94	86,624,986	211,393,935	-3.69%	-2.57%	0.29%
Delaware VIP Smid Cap Growth Series Standard Class
	2015		0.550%	2.500%	4.79	35.60	48,793,538	250,069,882	4.88%	6.95%	0.38%
	2014		0.550%	2.500%	4.52	33.71	52,067,767	250,728,396	0.81%	2.58%	0.07%
	2013		0.550%	2.302%	4.43	33.27	59,610,418	281,119,865	38.11%	40.55%	0.02%
	2012		0.550%	2.302%	3.18	23.97	64,243,754	216,606,300	8.66%	10.41%	0.24%
	2011		0.550%	2.152%	2.90	21.98	73,792,230	226,536,339	5.83%	7.54%	0.98%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP Smid Cap Growth Series Service Class
	2015		1.002%	1.002%	$25.68	$25.68	814,645	$20,921,449	6.24%	6.24%	0.16%
	2014		1.002%	1.002%	24.17	24.17	757,979	18,323,131	1.85%	1.85%	0.00%
	2013		1.002%	1.002%	23.74	23.74	798,016	18,941,260	39.57%	39.57%	0.00%
	2012		1.002%	1.002%	17.01	17.01	743,985	12,652,326	9.61%	9.61%	0.01%
	2011		1.002%	1.002%	15.52	15.52	702,171	10,894,579	6.82%	6.82%	0.76%
Delaware VIP U.S. Growth Series Service Class
	2015		1.000%	2.150%	18.39	19.86	12,455	240,363	3.20%	4.03%	0.34%
	2014		1.000%	1.800%	17.82	19.09	12,372	231,020	10.48%	11.37%	0.02%
	2013		1.000%	1.800%	16.19	17.14	10,478	175,615	32.11%	33.11%	0.12%
	2012		1.000%	1.750%	12.25	12.88	8,854	111,847	13.94%	14.80%	0.00%
	2011		1.000%	1.750%	10.75	11.22	9,749	108,414	5.64%	6.43%	0.06%
Delaware VIP Value Series Standard Class
	2015		0.550%	2.600%	3.56	27.70	40,159,032	156,539,067	-2.97%	-0.96%	1.74%
	2014		0.550%	2.600%	3.62	28.31	43,687,580	172,586,485	11.07%	13.37%	1.66%
	2013		0.550%	2.600%	3.21	25.27	46,558,075	163,014,884	30.26%	32.96%	1.75%
	2012		0.550%	2.600%	2.43	19.24	47,253,019	124,842,119	11.79%	14.10%	2.27%
	2011		0.550%	2.600%	2.15	17.06	51,282,723	119,216,003	6.72%	8.94%	1.95%
Delaware VIP Value Series Service Class
	2015		1.002%	1.002%	21.92	21.92	1,231,870	26,998,308	-1.63%	-1.63%	1.49%
	2014		1.002%	1.002%	22.28	22.28	1,227,616	27,351,041	12.57%	12.57%	1.43%
	2013		1.002%	1.002%	19.79	19.79	1,180,308	23,361,314	32.05%	32.05%	1.53%
	2012		1.002%	1.002%	14.99	14.99	1,095,381	16,418,863	13.29%	13.29%	1.98%
	2011		1.002%	1.002%	13.23	13.23	987,411	13,063,706	8.17%	8.17%	1.68%
Deutsche Alternative Asset Allocation VIP Portfolio A
	2015		1.002%	1.952%	11.99	12.76	254,550	3,247,287	-8.09%	-7.23%	3.06%
	2014		1.002%	1.952%	13.15	13.75	294,547	4,050,406	1.63%	2.47%	1.81%
	2013		1.002%	1.802%	12.94	13.42	274,894	3,689,212	-0.85%	-0.07%	2.08%
	2012		1.002%	1.802%	13.05	13.43	300,025	4,029,441	7.75%	8.63%	3.41%
	2011		1.002%	1.802%	12.11	12.36	248,980	3,078,253	-4.60%	-3.84%	1.29%
Deutsche Alternative Asset Allocation VIP Portfolio B
	2015		1.000%	2.150%	11.62	12.55	158,229	1,983,182	-8.53%	-7.47%	2.77%
	2014		1.000%	2.150%	12.96	13.56	172,420	2,335,872	1.40%	2.21%	1.56%
	2013		1.000%	1.800%	12.78	13.27	146,271	1,939,937	-1.05%	-0.25%	1.77%
	2012		1.000%	1.800%	12.91	13.30	130,850	1,739,589	7.41%	8.28%	2.99%
	2011		1.000%	1.800%	12.28	12.28	77,793	955,421	-4.08%	-4.08%	0.88%
Deutsche Equity 500 Index VIP Portfolio A
	2015		0.550%	1.002%	1.68	1.91	69,258	132,272	0.09%	0.58%	1.63%
	2014		0.550%	1.002%	1.68	1.90	73,988	140,520	12.31%	12.77%	1.85%
	2013		0.550%	1.002%	1.50	1.69	76,939	129,593	30.45%	31.20%	4.88%
	2012		0.550%	1.952%	1.10	16.90	137,645,307	158,870,097	13.63%	15.06%	1.76%
	2011		0.550%	1.802%	0.96	14.88	152,407,152	153,733,062	0.01%	1.28%	1.71%
Deutsche Equity 500 Index VIP Portfolio B
	2015		1.002%	1.002%	19.93	19.93	245	4,891	-0.09%	-0.09%	1.11%
	2014	1/14/14	1.002%	1.002%	19.95	19.95	83	1,665	12.36%	12.36%	0.13%
	2013		0.000%	0.000%	—	—	—	—	0.00%	0.00%	1.74%
	2012		1.002%	1.002%	13.69	13.69	1,168,267	15,999,331	14.27%	14.27%	1.45%
	2011		1.002%	1.002%	11.98	11.98	1,061,840	12,726,054	0.49%	0.49%	1.37%
Deutsche Small Cap Index VIP Portfolio A
	2015		0.550%	2.600%	2.60	29.44	188,201	1,246,096	-7.05%	-5.12%	1.07%
	2014		0.550%	2.600%	2.75	31.42	206,953	1,522,025	2.05%	4.17%	0.96%
	2013		0.550%	2.600%	2.65	30.55	227,993	1,612,918	35.08%	37.88%	4.29%
	2012		0.550%	2.600%	1.86	22.43	18,364,661	36,477,469	13.27%	15.61%	0.90%
	2011		0.550%	2.600%	1.62	19.65	21,178,803	36,516,009	-6.87%	-4.94%	0.88%
Deutsche Small Cap Index VIP Portfolio B
	2014		0.000%	0.000%	—	—	—	—	0.00%	0.00%	0.72%
	2013		1.002%	1.002%	20.51	20.51	129	2,650	36.93%	36.93%	2.37%
	2012		1.002%	1.002%	14.98	14.98	403,122	6,038,270	14.72%	14.72%	0.63%
	2011		1.002%	1.002%	13.06	13.06	399,546	5,216,631	-5.53%	-5.53%	0.59%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity VIP Contrafund Portfolio Service Class
	2015		1.000%	2.600%	$2.38	$27.88	83,555,013	$222,663,800	-2.02%	-0.44%	0.90%
	2014		1.000%	2.600%	2.39	28.00	92,227,444	246,911,505	8.95%	10.70%	0.85%
	2013		1.000%	2.600%	2.17	25.30	99,803,028	241,999,822	27.78%	29.84%	0.97%
	2012		1.000%	2.600%	1.68	19.52	110,725,952	206,577,859	13.32%	15.15%	1.22%
	2011		1.000%	2.600%	1.46	17.09	122,839,785	199,264,380	-5.14%	-3.61%	0.89%
Fidelity VIP Contrafund Portfolio Service Class 2
	2015		1.002%	1.002%	23.22	23.22	2,843,072	66,026,660	-0.59%	-0.59%	0.81%
	2014		1.002%	1.002%	23.36	23.36	2,826,975	66,039,750	10.54%	10.54%	0.75%
	2013		1.002%	1.002%	21.13	21.13	2,839,843	60,014,067	29.65%	29.65%	0.86%
	2012		1.002%	1.002%	16.30	16.30	2,809,729	45,799,255	14.98%	14.98%	1.18%
	2011		1.002%	1.002%	14.18	14.18	2,663,559	37,759,124	-3.75%	-3.75%	0.83%
Fidelity VIP Growth Portfolio Service Class
	2015		1.000%	2.500%	1.51	24.91	50,298,119	80,792,327	4.62%	5.99%	0.16%
	2014		1.000%	2.302%	1.43	23.70	53,671,008	81,226,042	9.20%	10.08%	0.09%
	2013		1.000%	1.802%	1.30	21.70	53,898,028	74,121,286	33.77%	34.85%	0.19%
	2012		1.000%	1.802%	0.97	16.22	58,833,644	60,098,130	12.44%	13.41%	0.49%
	2011		1.000%	1.802%	0.85	14.41	64,044,588	57,631,090	-1.65%	-0.86%	0.25%
Fidelity VIP Growth Portfolio Service Class 2
	2015		1.002%	1.002%	20.82	20.82	721,499	15,023,210	5.84%	5.84%	0.03%
	2014		1.002%	1.002%	19.67	19.67	648,546	12,759,246	9.91%	9.91%	0.00%
	2013		1.002%	1.002%	17.90	17.90	566,667	10,143,554	34.64%	34.64%	0.05%
	2012		1.002%	1.002%	13.29	13.29	523,708	6,962,439	13.26%	13.26%	0.37%
	2011		1.002%	1.002%	11.74	11.74	474,303	5,567,265	-1.03%	-1.03%	0.14%
Fidelity VIP Mid Cap Portfolio Service Class 2
	2015		1.000%	2.150%	18.94	21.39	124,941	2,626,499	-3.72%	-2.61%	0.25%
	2014		1.000%	2.150%	19.67	21.96	134,774	2,913,670	3.78%	4.98%	0.02%
	2013		1.000%	2.150%	18.95	20.92	145,053	2,992,018	32.98%	34.52%	0.26%
	2012		1.000%	2.600%	13.78	15.55	170,734	2,621,899	11.62%	13.42%	0.37%
	2011		1.000%	2.600%	12.34	13.71	205,209	2,781,296	-13.14%	-11.74%	0.02%
Franklin Income VIP Fund Class 2
	2015		1.000%	2.600%	11.48	16.10	122,678	1,735,348	-9.44%	-7.98%	4.61%
	2014		1.000%	2.600%	13.89	17.67	144,805	2,242,063	1.93%	3.57%	4.93%
	2013		1.000%	2.600%	13.63	15.39	168,304	2,527,791	11.02%	12.81%	6.40%
	2012		1.000%	2.600%	12.28	13.65	171,784	2,300,150	9.76%	11.53%	6.35%
	2011		1.000%	2.600%	11.18	12.24	158,761	1,908,896	-0.24%	1.36%	5.57%
Franklin Mutual Shares VIP Fund Class 2
	2015		1.000%	2.150%	12.47	13.92	123,632	1,686,293	-6.96%	-5.88%	3.12%
	2014		1.000%	2.150%	13.40	14.79	131,954	1,922,197	4.84%	6.06%	1.99%
	2013		1.000%	2.150%	12.78	13.95	149,291	2,054,243	25.53%	26.99%	2.08%
	2012		1.000%	2.150%	10.18	10.99	173,092	1,880,471	11.82%	13.11%	2.05%
	2011		1.000%	2.150%	9.21	9.71	199,643	1,919,677	-2.95%	-2.03%	2.46%
Invesco V.I. Core Equity Fund Series I
	2015		1.000%	1.300%	14.89	15.53	2,458	37,588	-6.99%	-6.71%	1.10%
	2014		1.000%	1.300%	16.01	16.64	2,588	42,413	6.75%	7.07%	0.84%
	2013		1.000%	1.300%	14.99	15.55	2,758	42,201	27.58%	27.96%	1.40%
	2012		1.000%	1.300%	11.75	12.15	2,758	33,023	12.41%	12.75%	0.93%
	2011		1.000%	1.300%	10.46	10.77	4,956	52,309	-1.36%	-1.06%	0.94%
Invesco V.I. International Growth Fund Series I
	2015		1.000%	1.300%	22.69	23.67	1,959	44,513	-3.60%	-3.33%	1.11%
	2014		1.000%	1.300%	23.54	24.48	2,692	64,262	-0.96%	-0.67%	1.42%
	2013		1.000%	1.750%	22.44	24.65	3,534	83,715	16.95%	17.83%	1.34%
	2012		1.000%	1.750%	19.19	20.92	2,643	52,970	13.53%	14.38%	1.39%
	2011		1.000%	1.750%	16.90	18.29	3,075	54,149	-8.36%	-7.67%	1.53%
Janus Aspen Global Research Portfolio Institutional Shares
	2015		0.550%	1.750%	1.51	14.37	188,215	304,992	-3.98%	-2.82%	0.65%
	2014		0.550%	1.750%	1.55	14.86	190,224	328,598	5.58%	6.85%	1.14%
	2013		0.550%	1.750%	1.45	13.97	187,340	306,908	26.19%	27.72%	1.21%
	2012		0.550%	1.750%	1.14	10.99	163,224	220,292	18.00%	19.42%	0.92%
	2011		0.550%	1.750%	0.95	9.24	142,830	167,088	-15.24%	-14.22%	0.62%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Baron Growth Opportunities Fund Service Class
	2015		0.550%	2.600%	$3.39	$30.23	36,992,151	$162,662,608	-7.22%	-5.29%	0.00%
	2014		0.550%	2.600%	3.61	32.32	41,049,289	189,089,130	2.16%	4.28%	0.18%
	2013		0.550%	2.600%	3.48	31.39	46,764,036	204,261,357	36.47%	39.30%	0.43%
	2012		0.550%	2.600%	2.52	22.82	46,846,635	146,065,066	15.21%	17.60%	1.15%
	2011		0.550%	2.600%	2.16	19.65	53,073,457	139,510,576	1.35%	3.45%	0.00%
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
	2015		1.002%	1.802%	7.72	7.82	89,310	698,792	-16.53%	-15.86%	1.71%
	2014	5/14/14	1.002%	1.802%	9.25	9.30	59,405	552,404	-8.58%	-8.03%	1.61%
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class
	2015		1.002%	1.002%	7.79	7.79	34,929	272,168	-16.06%	-16.06%	2.07%
	2014	5/21/14	1.002%	1.002%	9.28	9.28	10,870	100,915	-8.58%	-8.58%	1.72%
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class
	2015		0.550%	2.600%	3.69	17.85	61,031,816	239,225,159	-7.31%	-5.39%	1.67%
	2014		0.550%	2.600%	3.93	19.11	68,801,881	286,359,705	0.83%	2.92%	1.40%
	2013		0.550%	2.600%	3.84	18.80	76,019,222	308,791,795	15.58%	17.57%	1.43%
	2012		0.550%	2.250%	3.29	16.19	85,068,038	295,268,330	14.38%	16.34%	0.64%
	2011		0.550%	2.250%	2.85	14.09	96,664,105	289,696,194	-4.75%	-3.11%	0.93%
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class
	2015		1.002%	1.002%	14.23	14.23	513,546	7,308,215	-6.04%	-6.04%	1.49%
	2014		1.002%	1.002%	15.15	15.15	529,952	8,026,464	2.20%	2.20%	1.21%
	2013		1.002%	1.002%	14.82	14.82	537,422	7,964,599	16.74%	16.74%	1.23%
	2012		1.002%	1.002%	12.69	12.69	570,302	7,239,701	15.52%	15.52%	0.42%
	2011		1.002%	1.002%	10.99	10.99	554,840	6,096,876	-3.78%	-3.78%	0.74%
LVIP BlackRock Inflation Protected Bond Fund Standard Class
	2015		0.942%	2.242%	8.73	9.15	1,798,138	16,439,096	-4.98%	-3.73%	1.12%
	2014		0.942%	2.242%	9.22	9.50	2,147,154	20,396,147	0.93%	2.10%	1.36%
	2013		0.942%	2.092%	9.26	9.31	2,469,573	22,982,384	-9.53%	-9.25%	0.82%
	2012	5/15/12	1.002%	1.302%	10.24	10.26	137,201	1,407,458	0.74%	2.45%	0.00%
LVIP BlackRock Inflation Protected Bond Fund Service Class
	2015		0.942%	0.942%	9.07	9.07	605,934	5,494,499	-3.98%	-3.98%	1.17%
	2014		0.942%	0.942%	9.44	9.44	622,942	5,883,069	1.86%	1.86%	0.96%
	2013		0.942%	0.942%	9.27	9.27	577,920	5,358,471	-9.48%	-9.48%	0.42%
	2012	5/21/12	1.002%	1.002%	10.24	10.24	21,320	218,380	1.71%	1.71%	0.00%
LVIP Clarion Global Real Estate Fund Standard Class
	2015		1.002%	2.302%	8.62	19.36	1,148,447	10,928,192	-3.47%	-2.21%	2.84%
	2014		1.002%	2.302%	8.91	9.73	1,343,487	13,072,927	11.47%	12.75%	2.87%
	2013		1.002%	2.152%	8.00	8.63	1,221,026	10,531,847	1.11%	2.28%	0.00%
	2012		1.002%	2.152%	8.07	8.44	1,247,261	10,518,619	22.46%	23.44%	0.00%
	2011		1.002%	1.802%	6.59	6.83	1,101,462	7,526,071	-10.30%	-9.58%	0.00%
LVIP Clarion Global Real Estate Fund Service Class
	2015		1.000%	2.600%	8.11	19.05	557,163	5,169,960	-4.00%	-2.45%	2.74%
	2014		1.000%	2.600%	8.45	19.71	567,990	5,404,936	10.68%	12.47%	2.35%
	2013		1.000%	2.600%	7.63	8.49	531,538	4,495,858	0.39%	2.01%	0.00%
	2012		1.000%	2.600%	7.60	8.32	498,262	4,128,013	21.20%	23.15%	0.00%
	2011		1.000%	2.600%	6.27	6.76	455,675	3,065,319	-11.24%	-9.81%	0.00%
LVIP Delaware Bond Fund Standard Class
	2015		0.550%	2.600%	9.88	18.29	20,496,523	219,947,599	-2.19%	-0.16%	2.26%
	2014		0.550%	2.600%	9.98	18.41	22,819,333	246,059,115	3.26%	5.39%	1.99%
	2013		0.550%	2.600%	9.54	17.54	25,125,358	258,108,180	-4.82%	-2.84%	1.66%
	2012		0.550%	2.600%	9.89	18.14	30,192,293	320,143,014	3.87%	6.02%	1.97%
	2011		0.550%	2.600%	9.40	17.18	33,318,623	334,381,944	4.88%	7.05%	3.33%
LVIP Delaware Bond Fund Service Class
	2015		1.002%	1.002%	15.41	15.41	1,647,473	25,392,417	-0.96%	-0.96%	2.03%
	2014		1.002%	1.002%	15.56	15.56	1,657,325	25,792,538	4.55%	4.55%	1.74%
	2013		1.002%	1.002%	14.89	14.89	1,661,541	24,732,596	-3.62%	-3.62%	1.39%
	2012		1.002%	1.002%	15.44	15.44	1,822,410	28,144,745	5.18%	5.18%	1.71%
	2011		1.002%	1.002%	14.68	14.68	1,761,668	25,867,610	6.19%	6.19%	3.23%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Diversified Floating Rate Fund Service Class
	2015		1.000%	2.302%	$9.17	$9.74	555,145	$5,382,506	-3.23%	-1.96%	1.27%
	2014		1.000%	2.302%	9.53	9.94	628,022	6,221,265	-1.78%	-0.64%	1.22%
	2013		1.000%	2.152%	9.75	10.00	515,364	5,141,402	-1.44%	-0.49%	0.91%
	2012		1.000%	1.952%	9.92	10.05	127,527	1,280,221	2.12%	2.93%	1.57%
	2011	5/17/11	1.000%	1.800%	9.72	9.76	60,566	591,264	-2.47%	-0.24%	2.42%
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class
	2015		1.000%	1.802%	5.05	19.87	19,529,008	104,497,448	-3.09%	-2.31%	1.66%
	2014		1.000%	1.802%	5.18	20.51	21,622,450	118,447,134	2.48%	3.30%	2.25%
	2013		1.000%	1.802%	5.03	20.01	23,875,428	126,580,824	18.09%	19.04%	1.52%
	2012		1.000%	1.802%	4.24	16.94	26,732,328	119,140,883	11.27%	12.16%	1.73%
	2011		1.000%	1.802%	3.79	15.23	30,434,378	120,916,415	-3.78%	-3.00%	2.04%
LVIP Delaware Foundation Aggressive Allocation Fund Service Class
	2015		1.002%	1.002%	17.65	17.65	547,182	9,659,785	-2.56%	-2.56%	1.65%
	2014		1.002%	1.002%	18.12	18.12	430,156	7,793,348	3.04%	3.04%	2.30%
	2013		1.002%	1.002%	17.58	17.58	346,206	6,087,355	18.74%	18.74%	1.52%
	2012		1.002%	1.002%	14.81	14.81	280,435	4,152,603	11.89%	11.89%	1.62%
	2011		1.002%	1.002%	13.23	13.23	242,682	3,211,787	-3.25%	-3.25%	2.00%
LVIP Delaware Foundation Conservative Allocation Fund Standard Class
	2015		0.550%	2.152%	8.11	17.13	23,956,991	206,460,598	-3.05%	-1.48%	2.63%
	2014		0.550%	2.152%	8.30	17.61	26,542,112	233,035,159	2.64%	4.30%	2.56%
	2013		0.550%	2.152%	8.02	17.09	29,260,301	247,597,995	7.01%	8.74%	2.08%
	2012		0.550%	2.152%	7.43	15.92	32,844,175	256,683,780	8.28%	10.02%	2.39%
	2011		0.550%	2.152%	6.80	14.65	36,571,206	261,019,073	0.06%	1.67%	6.31%
LVIP Delaware Foundation Conservative Allocation Fund Service Class
	2015		1.002%	1.002%	14.72	14.72	460,930	6,785,728	-2.17%	-2.17%	2.59%
	2014		1.002%	1.002%	15.05	15.05	438,716	6,601,949	3.57%	3.57%	2.57%
	2013		1.002%	1.002%	14.53	14.53	404,574	5,878,377	7.98%	7.98%	1.95%
	2012		1.002%	1.002%	13.46	13.46	404,452	5,442,315	9.26%	9.26%	2.33%
	2011		1.002%	1.002%	12.32	12.32	373,488	4,599,915	0.96%	0.96%	6.44%
LVIP Delaware Foundation Moderate Allocation Fund Standard Class
	2015		1.000%	2.152%	15.44	16.27	356,925	5,794,526	-2.91%	-2.13%	2.22%
	2014		1.000%	1.800%	15.90	16.62	347,256	5,762,619	2.76%	3.59%	1.94%
	2013		1.000%	1.800%	15.47	16.05	349,478	5,605,353	12.20%	13.10%	2.18%
	2012		1.000%	1.800%	13.79	14.19	248,443	3,520,946	9.32%	10.20%	2.65%
	2011		1.000%	1.800%	12.61	12.87	201,137	2,586,958	-1.52%	-0.73%	2.99%
LVIP Delaware Foundation Moderate Allocation Fund Service Class
	2015		1.002%	1.002%	15.99	15.99	575,085	9,197,384	-2.38%	-2.38%	2.07%
	2014		1.002%	1.002%	16.38	16.38	459,876	7,533,820	3.33%	3.33%	2.01%
	2013		1.002%	1.002%	15.85	15.85	330,140	5,234,022	12.82%	12.82%	1.98%
	2012		1.002%	1.002%	14.05	14.05	189,612	2,664,576	9.93%	9.93%	2.68%
	2011		1.002%	1.002%	12.78	12.78	81,916	1,047,214	-0.98%	-0.98%	3.11%
LVIP Delaware Social Awareness Fund Standard Class
	2015		0.550%	2.500%	11.53	27.41	44,335,289	541,450,617	-2.78%	-1.21%	1.42%
	2014		0.550%	2.152%	11.76	28.10	48,833,622	606,194,398	12.75%	14.57%	1.51%
	2013		0.550%	2.152%	10.34	24.83	53,413,347	581,430,172	32.80%	34.95%	1.24%
	2012		0.550%	2.152%	7.72	18.63	58,989,456	477,910,579	12.83%	14.65%	0.75%
	2011		0.550%	2.152%	6.79	16.46	66,828,829	474,434,605	-1.50%	0.09%	0.74%
LVIP Delaware Social Awareness Fund Service Class
	2015		1.002%	1.002%	21.54	21.54	972,558	20,950,586	-2.00%	-2.00%	1.14%
	2014		1.002%	1.002%	21.98	21.98	929,882	20,439,084	13.65%	13.65%	1.25%
	2013		1.002%	1.002%	19.34	19.34	891,283	17,237,160	33.86%	33.86%	0.97%
	2012		1.002%	1.002%	14.45	14.45	863,197	12,470,804	13.74%	13.74%	0.43%
	2011		1.002%	1.002%	12.70	12.70	819,767	10,413,019	-0.71%	-0.71%	0.44%
LVIP Delaware Special Opportunities Fund Standard Class
	2015		0.550%	2.302%	22.19	32.92	14,531,478	416,152,487	-2.03%	-0.29%	1.20%
	2014		0.550%	2.302%	22.65	33.43	16,133,642	465,482,477	5.16%	7.04%	1.29%
	2013		0.550%	2.302%	21.54	31.63	17,824,462	482,652,804	30.71%	33.05%	1.13%
	2012		0.550%	2.600%	19.49	24.07	19,624,965	401,238,412	11.99%	14.31%	0.77%
	2011		0.550%	2.600%	17.18	21.32	22,452,011	403,411,847	-7.63%	-5.72%	0.30%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Special Opportunities Fund Service Class
	2015		1.002%	1.002%	$24.88	$24.88	1,330,379	$33,101,303	-1.08%	-1.08%	0.89%
	2014		1.002%	1.002%	25.15	25.15	1,337,011	33,630,945	6.18%	6.18%	1.00%
	2013		1.002%	1.002%	23.69	23.69	1,334,451	31,611,771	31.99%	31.99%	0.82%
	2012		1.002%	1.002%	17.95	17.95	1,313,488	23,574,052	13.39%	13.39%	0.44%
	2011		1.002%	1.002%	15.83	15.83	1,316,748	20,841,395	-6.47%	-6.47%	0.00%
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	2015		0.550%	2.152%	17.58	23.48	46,650,822	947,959,964	-4.09%	-2.54%	1.56%
	2014		0.550%	2.152%	18.25	24.39	51,905,545	1,087,164,514	10.77%	12.56%	1.93%
	2013		0.550%	2.152%	16.41	21.94	57,506,984	1,074,981,871	30.42%	32.53%	1.72%
	2012		0.550%	2.152%	12.53	16.77	63,867,906	904,929,778	12.86%	14.68%	1.06%
	2011		0.550%	2.152%	11.06	14.80	72,003,912	893,602,339	-0.96%	0.64%	1.02%
LVIP Dimensional U.S. Core Equity 1 Fund Service Class
	2015		1.002%	1.002%	19.11	19.11	377,386	7,212,942	-3.32%	-3.32%	1.26%
	2014		1.002%	1.002%	19.77	19.77	382,893	7,569,314	11.65%	11.65%	1.72%
	2013		1.002%	1.002%	17.71	17.71	360,077	6,375,242	31.47%	31.47%	1.47%
	2012		1.002%	1.002%	13.47	13.47	369,852	4,980,773	13.77%	13.77%	0.79%
	2011		1.002%	1.002%	11.84	11.84	348,565	4,125,913	-0.16%	-0.16%	0.76%
LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	2015		1.002%	1.952%	14.70	15.99	1,027,248	16,370,274	-3.89%	-2.97%	1.88%
	2014		1.002%	1.952%	15.27	16.48	1,301,398	21,380,454	3.66%	4.65%	2.01%
	2013		1.002%	1.952%	14.71	15.75	1,336,346	21,010,266	7.63%	8.66%	1.74%
	2012		1.002%	2.152%	13.65	14.50	1,619,301	23,398,077	7.65%	8.68%	3.81%
	2011		1.002%	1.952%	12.66	13.34	1,831,000	24,366,090	1.83%	2.65%	1.98%
LVIP Global Conservative Allocation Managed Risk Fund Service Class
	2015		1.000%	2.600%	13.16	15.58	1,261,380	19,579,354	-4.74%	-3.21%	1.84%
	2014		1.000%	2.600%	13.81	16.10	1,292,776	20,715,765	2.72%	4.38%	1.78%
	2013		1.000%	2.600%	13.45	15.42	1,291,960	19,847,337	6.66%	8.38%	1.74%
	2012		1.000%	2.600%	12.61	14.23	1,278,972	18,138,246	6.69%	8.41%	3.73%
	2011		1.000%	2.600%	11.82	13.12	1,257,036	16,439,721	0.77%	2.40%	1.76%
LVIP Global Growth Allocation Managed Risk Fund Standard Class
	2015		1.002%	2.152%	13.33	14.51	1,465,024	21,228,656	-5.41%	-4.65%	1.83%
	2014		1.002%	1.802%	14.10	15.22	1,659,262	25,233,432	1.62%	2.44%	1.98%
	2013		1.002%	2.302%	13.87	14.86	1,809,746	26,877,149	11.52%	12.41%	1.63%
	2012		1.002%	1.802%	12.44	13.21	2,089,304	27,604,350	7.19%	8.06%	2.54%
	2011		1.002%	1.802%	11.60	12.23	2,396,199	29,299,510	-1.79%	-1.00%	1.93%
LVIP Global Growth Allocation Managed Risk Fund Service Class
	2015		1.000%	2.750%	12.11	14.14	3,124,345	43,972,204	-6.54%	-4.89%	1.69%
	2014		1.000%	2.750%	12.90	14.86	3,196,335	47,295,648	0.41%	2.18%	1.80%
	2013		1.000%	2.750%	12.79	14.80	3,227,971	46,776,997	10.19%	12.14%	1.50%
	2012		1.000%	2.750%	11.49	13.43	3,189,436	41,229,988	5.92%	7.79%	2.39%
	2011		1.000%	2.750%	10.83	12.03	3,008,663	36,097,034	-2.81%	-1.24%	1.74%
LVIP Global Income Fund Standard Class
	2015		1.002%	2.302%	10.74	11.76	494,970	5,809,107	-4.26%	-3.00%	3.00%
	2014		1.002%	2.302%	11.31	12.13	585,301	7,084,502	-0.23%	0.93%	0.60%
	2013		1.002%	2.152%	11.33	12.02	630,789	7,567,942	-4.89%	-3.79%	0.25%
	2012		1.002%	2.152%	11.91	12.49	692,280	8,637,323	5.40%	6.62%	1.96%
	2011		1.002%	2.152%	11.30	11.71	686,822	8,039,207	-1.06%	0.08%	4.94%
LVIP Global Income Fund Service Class
	2015		1.000%	2.150%	10.68	11.52	389,668	4,457,696	-4.35%	-3.24%	2.93%
	2014		1.000%	2.150%	11.16	11.91	387,713	4,585,694	-0.48%	0.67%	0.36%
	2013		1.000%	2.150%	11.33	11.83	349,872	4,113,705	-4.93%	-4.03%	0.26%
	2012		1.000%	1.950%	11.91	12.32	315,057	3,869,096	5.35%	6.36%	1.79%
	2011		1.000%	1.950%	11.30	11.59	268,476	3,101,137	-1.12%	-0.17%	4.35%
LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	2015		1.002%	2.152%	13.55	15.30	2,056,717	31,393,414	-5.43%	-4.34%	1.79%
	2014		1.002%	2.152%	14.33	15.99	2,474,381	39,510,982	1.93%	3.11%	1.91%
	2013		1.002%	2.302%	14.48	15.51	2,611,762	40,399,596	9.69%	10.74%	1.62%
	2012		1.002%	1.952%	13.19	14.01	3,041,510	42,523,278	7.47%	8.50%	3.24%
	2011		1.002%	1.952%	12.25	12.91	3,286,877	42,365,936	-0.64%	0.16%	1.74%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Global Moderate Allocation Managed Risk Fund Service Class
	2015		1.000%	2.600%	$12.59	$14.90	3,542,468	$52,486,966	-6.09%	-4.58%	1.73%
	2014		1.000%	2.600%	13.40	15.62	3,599,127	55,911,930	1.22%	2.85%	1.71%
	2013		1.000%	2.600%	13.24	15.19	3,584,765	54,164,194	8.72%	10.47%	1.54%
	2012		1.000%	2.600%	12.18	13.75	3,481,487	47,603,181	6.51%	8.23%	3.09%
	2011		1.000%	2.600%	11.43	12.70	3,275,423	41,397,035	-1.68%	-0.09%	1.54%
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class
	2015		1.002%	2.302%	9.42	9.62	104,525	1,005,723	-6.38%	-5.15%	0.00%
	2014	5/14/14	1.002%	2.302%	10.06	10.15	23,419	237,554	-0.63%	2.88%	0.00%
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class
	2015		1.000%	2.600%	9.05	10.38	41,135	412,117	-6.89%	-5.39%	0.00%
	2014		1.000%	2.600%	9.72	10.97	35,585	381,350	-9.92%	-8.47%	0.00%
	2013		1.000%	2.600%	11.37	11.99	27,171	323,068	22.30%	23.28%	0.00%
	2012		1.000%	1.800%	9.30	9.72	28,976	280,540	4.32%	5.15%	0.00%
	2011		1.000%	1.800%	8.91	9.25	31,581	291,127	-9.47%	-8.75%	0.00%
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
	2015		1.002%	1.302%	9.56	9.61	110,036	1,056,968	-8.96%	-8.66%	0.79%
	2014	5/14/14	1.002%	1.302%	10.50	10.52	92,000	967,495	-1.53%	6.23%	1.38%
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class
	2015		1.000%	2.600%	9.57	12.08	41,952	427,708	-10.33%	-8.88%	0.65%
	2014		1.000%	2.600%	11.74	13.26	22,625	266,264	5.08%	6.77%	0.92%
	2013		1.000%	2.600%	12.17	12.42	9,874	120,974	22.26%	22.63%	0.18%
	2012		1.000%	1.800%	9.68	10.13	21,138	212,324	11.44%	12.34%	0.00%
	2011		1.000%	1.800%	8.69	9.01	22,430	200,806	-3.75%	-2.98%	0.00%
LVIP Managed Risk Profile 2010 Fund Standard Class
	2015		1.002%	1.002%	12.61	12.61	255,384	3,220,493	-2.59%	-2.59%	1.90%
	2014		1.002%	1.002%	12.95	12.95	248,311	3,214,511	3.73%	3.73%	1.85%
	2013		1.002%	1.002%	12.48	12.48	273,338	3,411,129	7.84%	7.84%	1.19%
	2012		1.002%	1.002%	11.57	11.57	335,780	3,885,665	7.46%	7.46%	2.10%
	2011		1.002%	1.002%	10.77	10.77	387,190	4,169,518	0.24%	0.24%	0.78%
LVIP Managed Risk Profile 2010 Fund Service Class
	2015		1.002%	1.002%	12.34	12.34	105,265	1,299,115	-2.83%	-2.83%	1.46%
	2014		1.000%	1.002%	12.70	12.70	132,800	1,686,649	3.47%	3.47%	1.57%
	2013		1.000%	1.002%	12.27	12.28	147,217	1,806,987	7.58%	7.58%	1.10%
	2012		1.000%	1.002%	11.41	11.41	137,406	1,567,762	7.19%	7.19%	1.82%
	2011		1.000%	1.002%	10.64	10.65	130,054	1,384,303	-0.01%	-0.01%	0.74%
LVIP Managed Risk Profile 2020 Fund Standard Class
	2015		1.002%	1.002%	12.10	12.10	984,389	11,907,972	-3.19%	-3.19%	1.81%
	2014		1.002%	1.002%	12.49	12.49	1,034,447	12,925,275	3.35%	3.35%	1.90%
	2013		1.002%	1.002%	12.09	12.09	1,051,865	12,717,111	10.02%	10.02%	1.39%
	2012		1.002%	1.002%	10.99	10.99	1,017,093	11,176,392	7.30%	7.30%	2.03%
	2011		1.002%	1.002%	10.24	10.24	1,054,925	10,803,426	-0.81%	-0.81%	0.74%
LVIP Managed Risk Profile 2020 Fund Service Class
	2015		1.000%	1.002%	11.84	11.84	1,060,358	12,554,103	-3.43%	-3.43%	1.62%
	2014		1.000%	1.002%	12.26	12.26	1,037,275	12,716,605	3.09%	3.09%	1.76%
	2013		1.000%	1.002%	11.89	11.89	951,946	11,320,910	9.74%	9.75%	1.22%
	2012		1.000%	1.002%	10.84	10.84	832,978	9,026,552	7.03%	7.03%	1.70%
	2011		1.000%	1.002%	10.12	10.13	669,933	6,783,116	-1.05%	-1.05%	0.79%
LVIP Managed Risk Profile 2030 Fund Standard Class
	2015		1.002%	1.002%	11.89	11.89	709,731	8,437,734	-3.63%	-3.63%	1.80%
	2014		1.002%	1.002%	12.34	12.34	732,778	9,039,939	3.12%	3.12%	2.21%
	2013		1.002%	1.002%	11.96	11.96	628,874	7,523,359	12.61%	12.61%	1.44%
	2012		1.002%	1.002%	10.62	10.62	580,789	6,170,018	6.82%	6.82%	1.85%
	2011		1.002%	1.002%	9.95	9.95	543,380	5,403,985	-1.56%	-1.56%	0.67%
LVIP Managed Risk Profile 2030 Fund Service Class
	2015		1.000%	1.002%	11.64	11.64	1,457,910	16,964,202	-3.87%	-3.87%	1.59%
	2014		1.000%	1.002%	12.10	12.11	1,340,340	16,224,117	2.86%	2.86%	2.00%
	2013		1.000%	1.002%	11.77	11.77	1,110,931	13,073,306	12.33%	12.33%	1.16%
	2012		1.000%	1.002%	10.48	10.48	950,284	9,955,688	6.56%	6.56%	1.48%
	2011		1.000%	1.002%	9.83	9.83	715,556	7,035,279	-1.80%	-1.80%	0.70%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Managed Risk Profile 2040 Fund Standard Class
	2015		1.002%	1.002%	$11.20	$11.20	252,068	$2,823,560	-4.19%	-4.19%	1.81%
	2014		1.002%	1.002%	11.69	11.69	237,538	2,777,142	2.45%	2.45%	2.29%
	2013		1.002%	1.002%	11.41	11.41	221,195	2,524,250	15.37%	15.37%	1.29%
	2012		1.002%	1.002%	9.89	9.89	214,599	2,122,649	6.06%	6.06%	1.68%
	2011		1.002%	1.002%	9.33	9.33	209,803	1,956,728	-2.44%	-2.44%	0.63%
LVIP Managed Risk Profile 2040 Fund Service Class
	2015		1.000%	1.002%	10.95	10.96	1,549,724	16,989,291	-4.42%	-4.42%	1.56%
	2014		1.000%	1.002%	11.46	11.47	1,430,424	16,407,454	2.19%	2.19%	2.22%
	2013		1.000%	1.002%	11.21	11.22	1,165,907	13,087,225	15.09%	15.09%	1.14%
	2012		1.000%	1.002%	9.74	9.75	960,991	9,372,624	5.79%	5.79%	1.32%
	2011		1.000%	1.002%	9.21	9.22	742,985	6,849,678	-2.69%	-2.68%	0.63%
LVIP Managed Risk Profile 2050 Fund Standard Class
	2015		1.002%	1.002%	11.07	11.07	37,435	414,245	-4.71%	-4.71%	1.81%
	2014		1.002%	1.002%	11.61	11.61	25,243	293,131	1.91%	1.91%	1.67%
	2013		1.002%	1.002%	11.39	11.39	26,281	299,452	17.85%	17.85%	1.98%
	2012		1.002%	1.002%	9.67	9.67	10,970	106,058	4.95%	4.95%	1.58%
	2011	5/23/11	1.002%	1.002%	9.21	9.21	2,678	24,674	-6.63%	-6.63%	0.00%
LVIP Managed Risk Profile 2050 Fund Service Class
	2015		1.002%	1.002%	10.94	10.94	458,131	5,010,871	-4.94%	-4.94%	1.69%
	2014		1.002%	1.002%	11.51	11.51	267,250	3,075,039	1.66%	1.66%	2.28%
	2013		1.002%	1.002%	11.32	11.32	128,362	1,452,816	17.55%	17.55%	1.57%
	2012		1.002%	1.002%	9.63	9.63	43,273	416,659	4.69%	4.69%	1.25%
	2011	5/23/11	1.002%	1.002%	9.20	9.20	3,951	36,337	-6.78%	-6.78%	0.00%
LVIP MFS International Growth Fund Service Class
	2015		1.000%	1.800%	8.72	9.34	59,880	548,658	-0.76%	0.04%	0.91%
	2014		1.000%	1.800%	8.79	9.34	63,666	585,594	-6.98%	-6.23%	0.82%
	2013		1.000%	1.800%	9.44	9.96	56,207	554,587	11.30%	12.19%	0.58%
	2012		1.000%	1.800%	8.49	8.88	53,835	474,837	16.99%	17.93%	0.48%
	2011		1.000%	1.800%	7.25	7.53	65,318	489,323	-11.71%	-11.00%	2.90%
LVIP MFS Value Fund Service Class
	2015		1.000%	1.800%	13.06	14.00	158,723	2,195,281	-2.56%	-1.78%	1.78%
	2014		1.000%	1.800%	13.41	14.25	167,479	2,359,533	8.27%	9.13%	2.14%
	2013		1.000%	1.950%	12.38	13.06	181,935	2,360,815	33.20%	34.27%	1.45%
	2012		1.000%	1.800%	9.30	9.72	202,115	1,957,803	13.97%	14.89%	0.92%
	2011		1.000%	1.800%	8.16	8.46	233,328	1,968,008	-2.13%	-1.34%	1.20%
LVIP Mondrian International Value Fund Standard Class
	2015		0.550%	2.600%	3.52	21.94	49,910,782	189,760,112	-6.26%	-4.32%	2.81%
	2014		0.550%	2.600%	3.70	23.22	55,134,934	219,920,959	-5.04%	-3.07%	3.80%
	2013		0.550%	2.600%	3.85	24.26	60,255,347	248,980,827	18.71%	21.17%	2.45%
	2012		0.550%	2.600%	3.20	20.27	66,692,378	228,649,047	6.80%	9.02%	2.83%
	2011		0.550%	2.600%	2.96	18.83	75,619,470	238,758,096	-6.68%	-4.74%	2.97%
LVIP Mondrian International Value Fund Service Class
	2015		1.002%	1.002%	16.42	16.42	1,089,519	17,885,680	-4.99%	-4.99%	2.71%
	2014		1.002%	1.002%	17.28	17.28	1,057,297	18,268,532	-3.76%	-3.76%	3.75%
	2013		1.002%	1.002%	17.95	17.95	1,021,046	18,330,725	20.34%	20.34%	2.31%
	2012		1.002%	1.002%	14.92	14.92	1,011,600	15,091,748	8.25%	8.25%	2.73%
	2011		1.002%	1.002%	13.78	13.78	987,929	13,615,670	-5.41%	-5.41%	2.94%
LVIP Money Market Fund Standard Class
	2015		0.550%	2.152%	2.78	10.41	14,862,741	44,247,610	-2.12%	-0.53%	0.02%
	2014		0.550%	2.152%	2.81	10.51	15,778,430	47,695,294	-2.11%	-0.52%	0.03%
	2013		0.550%	2.152%	2.85	10.61	18,006,468	55,061,172	-2.11%	-0.52%	0.02%
	2012		0.550%	2.152%	2.88	10.72	20,016,855	61,630,256	-2.10%	-0.52%	0.03%
	2011		0.550%	2.152%	2.92	10.82	24,017,058	74,754,308	-2.10%	-0.52%	0.03%
LVIP Money Market Fund Service Class
	2015		1.002%	1.002%	10.27	10.27	732,835	7,523,244	-0.97%	-0.97%	0.02%
	2014		1.002%	1.002%	10.37	10.37	751,916	7,795,109	-0.97%	-0.97%	0.03%
	2013		1.002%	1.002%	10.47	10.47	684,946	7,170,488	-0.97%	-0.97%	0.02%
	2012		1.002%	1.002%	10.57	10.57	686,234	7,254,520	-0.97%	-0.97%	0.03%
	2011		1.002%	1.002%	10.68	10.68	699,137	7,463,438	-0.97%	-0.97%	0.03%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSgA Bond Index Fund Standard Class
	2015		1.002%	2.302%	$10.88	$11.85	446,122	$5,279,420	-2.03%	-0.75%	2.59%
	2014		1.002%	2.302%	11.20	11.94	462,427	5,515,780	3.50%	4.70%	2.02%
	2013		1.002%	2.152%	10.82	11.41	379,170	4,320,672	-4.64%	-3.54%	1.68%
	2012		1.002%	2.152%	11.49	11.83	523,545	6,187,764	2.00%	2.82%	2.32%
	2011		1.002%	1.802%	11.26	11.50	685,085	7,878,164	5.48%	6.33%	4.21%
LVIP SSgA Bond Index Fund Service Class
	2015		1.000%	2.150%	10.96	12.27	232,051	2,730,230	-1.93%	-0.99%	2.60%
	2014		1.000%	1.950%	11.17	12.39	165,313	1,966,509	3.45%	4.44%	1.81%
	2013		1.000%	1.950%	10.80	11.86	140,591	1,606,456	-4.69%	-3.78%	1.69%
	2012		1.000%	1.950%	11.33	12.33	151,615	1,802,673	1.60%	2.57%	2.33%
	2011		1.000%	1.950%	11.43	12.02	127,440	1,487,506	5.22%	6.07%	3.31%
LVIP SSgA Developed International 150 Fund Service Class
	2015		1.000%	2.150%	9.75	10.36	9,042	91,911	-6.24%	-5.48%	2.93%
	2014		1.000%	1.800%	10.40	10.96	7,199	78,018	-1.15%	-0.35%	2.83%
	2013		1.000%	1.800%	10.52	11.00	7,342	80,349	17.87%	18.82%	2.30%
	2012		1.000%	1.800%	8.93	9.26	9,196	84,813	11.34%	12.24%	2.43%
	2011		1.000%	1.800%	8.02	8.25	9,402	77,322	-13.92%	-13.23%	2.48%
LVIP SSgA Emerging Markets 100 Fund Standard Class
	2015		1.002%	2.152%	11.87	12.81	1,349,787	17,285,103	-18.81%	-17.87%	4.14%
	2014		1.002%	2.152%	14.62	15.60	1,373,995	21,423,937	-5.43%	-4.33%	2.99%
	2013		1.002%	2.152%	15.46	16.30	1,346,955	21,954,109	-4.90%	-3.80%	2.21%
	2012		1.002%	2.152%	16.26	16.95	1,488,885	25,226,202	10.26%	11.53%	2.56%
	2011		1.002%	2.152%	14.88	15.19	1,522,850	23,136,050	-16.46%	-15.79%	2.46%
LVIP SSgA Emerging Markets 100 Fund Service Class
	2015		1.000%	2.150%	9.24	12.60	537,168	6,620,005	-19.01%	-18.07%	4.19%
	2014		1.000%	2.150%	11.41	15.38	483,104	7,231,954	-5.66%	-4.57%	2.90%
	2013		1.000%	2.150%	12.33	16.12	412,960	6,473,352	-4.81%	-4.04%	2.28%
	2012		1.000%	1.800%	12.95	16.80	340,653	5,532,684	10.38%	11.27%	2.58%
	2011		1.000%	1.800%	11.73	15.10	265,558	3,808,114	-16.67%	-16.00%	2.57%
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class
	2015		1.002%	2.302%	11.85	13.65	567,716	7,315,767	-8.65%	-7.45%	2.92%
	2014		1.002%	2.302%	13.53	14.94	605,284	8,428,621	1.61%	2.94%	2.11%
	2013		1.002%	2.302%	13.19	13.53	677,730	9,172,186	8.39%	8.71%	1.87%
	2012		1.002%	1.302%	12.17	12.45	832,156	10,356,862	9.71%	10.04%	3.35%
	2011		1.002%	1.302%	11.09	11.31	958,333	10,838,659	-1.07%	-0.78%	1.29%
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class
	2015		1.000%	2.150%	11.12	13.74	1,225,470	15,320,617	-8.73%	-7.68%	2.69%
	2014		1.000%	2.150%	12.18	15.03	1,331,166	18,034,099	1.50%	2.68%	2.00%
	2013		1.000%	2.150%	12.00	13.24	1,359,646	17,951,574	7.21%	8.44%	1.80%
	2012		1.000%	2.150%	11.19	12.21	1,400,696	17,094,709	8.52%	9.77%	3.26%
	2011		1.000%	2.150%	10.56	11.13	1,357,059	15,087,481	-1.82%	-1.03%	1.09%
LVIP SSgA International Index Fund Standard Class
	2015		1.002%	1.802%	13.88	14.63	251,025	3,672,356	-2.98%	-2.20%	2.65%
	2014		1.002%	1.802%	14.30	14.96	187,148	2,799,500	-7.52%	-6.78%	2.93%
	2013		1.002%	1.802%	15.47	16.05	158,322	2,540,586	18.83%	19.78%	1.81%
	2012		1.002%	1.802%	13.02	13.40	130,295	1,745,605	16.03%	16.95%	2.18%
	2011		1.002%	1.802%	11.22	11.46	95,216	1,090,741	-13.94%	-13.25%	1.06%
LVIP SSgA International Index Fund Service Class
	2015		1.000%	1.800%	8.82	14.39	190,392	2,493,887	-3.22%	-2.45%	2.35%
	2014		1.000%	1.800%	9.12	14.75	162,140	2,188,127	-7.75%	-7.01%	2.71%
	2013		1.000%	1.800%	10.33	15.86	121,409	1,710,296	19.49%	19.49%	1.63%
	2012		1.000%	1.002%	8.65	13.28	63,207	750,747	16.64%	16.64%	1.82%
	2011		1.000%	1.002%	7.41	11.38	55,711	533,247	-13.46%	-13.46%	1.20%
LVIP SSgA Large Cap 100 Fund Service Class
	2015		1.000%	2.150%	16.45	17.94	17,502	308,284	-6.93%	-5.86%	2.04%
	2014		1.000%	2.150%	17.68	19.05	22,526	423,763	13.96%	15.28%	3.01%
	2013		1.000%	2.150%	16.26	16.53	12,097	196,866	33.75%	34.15%	2.86%
	2012		1.000%	1.300%	12.15	12.32	5,944	72,886	10.50%	10.83%	0.82%
	2011		1.000%	1.300%	11.12	11.12	17,285	191,921	1.05%	1.05%	1.46%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSgA S&P 500 Index Fund Standard Class
	2015		1.000%	2.600%	$13.10	$22.32	22,602,204	$327,511,899	-1.42%	0.17%	1.86%
	2014		1.000%	2.600%	13.23	22.50	24,592,497	355,803,933	10.52%	12.30%	1.89%
	2013		1.000%	2.600%	11.92	15.42	26,672,911	343,662,458	29.19%	30.69%	2.34%
	2012		1.000%	2.152%	9.23	11.80	1,312,712	13,106,644	13.19%	14.50%	0.97%
	2011		1.000%	2.152%	8.15	10.30	1,343,219	11,731,598	-0.32%	0.84%	0.90%
LVIP SSgA S&P 500 Index Fund Service Class
	2015		1.002%	1.002%	14.16	14.16	4,315,293	61,092,619	-0.09%	-0.09%	1.73%
	2014		1.002%	1.002%	14.17	14.17	4,080,129	57,815,303	12.02%	12.02%	1.76%
	2013		1.002%	1.002%	12.65	12.65	3,842,996	48,612,807	30.36%	30.36%	1.96%
	2012		1.002%	1.002%	9.70	9.70	423,161	4,106,089	14.21%	14.21%	0.84%
	2011		1.002%	1.002%	8.50	8.50	316,461	2,688,728	0.58%	0.58%	0.74%
LVIP SSgA Small-Cap Index Fund Standard Class
	2015		1.002%	1.952%	12.66	21.45	2,941,783	39,880,990	-6.56%	-5.67%	0.88%
	2014		1.002%	2.152%	13.17	22.95	3,311,831	47,593,259	2.45%	3.63%	0.81%
	2013		1.002%	2.152%	12.85	22.36	3,850,953	53,398,877	34.97%	36.53%	1.13%
	2012		1.002%	2.152%	9.71	16.53	622,031	6,321,743	13.65%	14.74%	0.73%
	2011		1.002%	1.952%	8.53	8.85	613,138	5,431,286	-6.27%	-5.51%	0.31%
LVIP SSgA Small-Cap Index Fund Service Class
	2015		1.000%	2.600%	11.56	13.27	932,459	12,336,868	-7.39%	-5.90%	0.69%
	2014		1.000%	2.600%	12.48	14.10	908,677	12,776,905	1.73%	3.37%	0.62%
	2013		1.000%	2.600%	12.27	13.64	905,431	12,322,441	34.04%	36.20%	0.72%
	2012		1.000%	2.600%	9.16	10.02	287,342	2,862,921	12.64%	14.46%	0.45%
	2011		1.000%	2.600%	8.13	8.75	292,747	2,551,718	-7.25%	-5.75%	0.10%
LVIP SSgA Small-Mid Cap 200 Fund Service Class
	2015		1.000%	1.800%	17.62	18.71	36,187	670,376	-8.74%	-8.00%	2.04%
	2014		1.000%	1.800%	19.30	20.34	38,455	776,915	2.19%	3.01%	3.27%
	2013		1.000%	1.800%	18.89	19.75	36,583	718,834	31.76%	32.82%	2.44%
	2012		1.000%	1.800%	14.34	14.87	39,199	580,939	11.52%	12.41%	2.23%
	2011		1.000%	1.800%	12.86	13.22	44,574	588,073	-4.20%	-3.43%	1.42%
LVIP T. Rowe Price Growth Stock Fund Service Class
	2015		1.000%	1.950%	15.91	25.05	38,687	662,243	8.32%	9.35%	0.00%
	2014		1.000%	1.950%	14.67	23.13	44,253	693,271	6.35%	7.36%	0.00%
	2013		1.000%	2.150%	13.46	21.75	46,148	673,037	35.75%	37.32%	0.00%
	2012		1.000%	2.150%	9.91	15.99	61,432	652,411	15.51%	16.84%	0.00%
	2011		1.000%	2.150%	8.58	9.05	55,168	502,505	-3.98%	-2.87%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	2015		1.000%	2.152%	3.06	31.12	52,583,269	170,680,544	-0.07%	1.09%	0.12%
	2014		1.000%	2.152%	3.03	31.03	56,279,182	180,765,762	9.21%	10.48%	0.24%
	2013		1.000%	2.152%	2.76	28.31	61,482,076	178,810,716	31.93%	33.45%	0.00%
	2012		1.000%	2.152%	2.07	21.39	66,453,089	144,897,203	13.83%	15.15%	0.00%
	2011		1.000%	2.152%	1.80	18.72	75,107,179	142,177,247	-5.72%	-4.82%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class
	2015		1.002%	1.002%	24.41	24.41	571,267	13,941,805	0.83%	0.83%	0.00%
	2014		1.002%	1.002%	24.20	24.20	519,932	12,584,280	10.19%	10.19%	0.00%
	2013		1.002%	1.002%	21.96	21.96	468,214	10,284,111	33.12%	33.12%	0.00%
	2012		1.002%	1.002%	16.50	16.50	412,652	6,808,778	14.86%	14.86%	0.00%
	2011		1.002%	1.002%	14.37	14.37	388,013	5,574,005	-5.07%	-5.07%	0.00%
LVIP Templeton Growth Managed Volatility Fund Standard Class
	2015		1.002%	2.152%	8.65	8.65	61,313	529,829	-8.94%	-8.94%	1.51%
	2014	5/14/14	1.002%	1.002%	9.50	9.50	55,183	524,064	-4.96%	-4.96%	2.27%
LVIP Templeton Growth Managed Volatility Fund Service Class
	2015		1.000%	2.600%	8.37	9.60	35,283	319,437	-10.61%	-9.17%	1.22%
	2014		1.000%	2.600%	9.36	10.57	26,574	269,708	-4.74%	-3.20%	1.29%
	2013		1.000%	2.600%	10.36	10.92	23,765	252,964	17.50%	18.44%	0.98%
	2012		1.000%	1.800%	8.82	9.22	37,470	342,104	18.76%	19.71%	1.75%
	2011		1.000%	1.800%	7.42	7.70	38,986	298,021	-5.06%	-4.30%	1.96%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class
	2015		0.550%	2.600%	$3.50	$20.71	63,392,126	$235,312,424	-1.26%	0.78%	0.00%
	2014		0.550%	2.600%	3.50	20.80	70,120,450	259,488,584	2.65%	4.77%	0.00%
	2013		0.550%	2.600%	3.37	20.11	77,346,690	274,429,063	22.83%	24.81%	0.00%
	2012		0.550%	2.152%	2.72	16.31	86,510,764	246,945,667	13.91%	15.75%	0.00%
	2011		0.550%	2.152%	2.37	14.27	97,750,756	242,129,354	-7.69%	-6.20%	0.21%
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class
	2015		1.002%	1.002%	17.40	17.40	154,093	2,681,142	0.08%	0.08%	0.00%
	2014		1.002%	1.002%	17.39	17.39	150,608	2,618,398	4.04%	4.04%	0.00%
	2013		1.002%	1.002%	16.71	16.71	140,719	2,351,483	23.93%	23.93%	0.00%
	2012		1.002%	1.002%	13.48	13.48	141,498	1,907,866	14.95%	14.95%	0.00%
	2011		1.002%	1.002%	11.73	11.73	126,905	1,488,624	-6.86%	-6.86%	0.00%
LVIP Vanguard Domestic Equity ETF Fund Service Class
	2015		1.002%	2.302%	14.80	15.01	716,913	10,760,223	-1.84%	-1.55%	1.43%
	2014		1.002%	1.302%	15.08	15.25	662,156	10,095,574	10.48%	10.82%	1.90%
	2013		1.002%	1.302%	13.65	13.76	445,721	6,132,409	28.52%	28.90%	1.22%
	2012		1.002%	1.302%	10.62	10.67	238,160	2,541,991	13.39%	13.73%	1.68%
	2011	5/17/11	1.002%	1.302%	9.37	9.39	69,801	655,060	-5.98%	0.74%	0.79%
LVIP Vanguard International Equity ETF Fund Service Class
	2015		1.002%	2.302%	9.57	10.09	653,410	6,594,504	-5.25%	-4.15%	2.28%
	2014		1.002%	2.152%	10.42	10.53	464,940	4,896,140	-6.13%	-5.83%	1.93%
	2013		1.002%	1.302%	11.09	11.18	327,020	3,657,166	12.97%	13.32%	2.33%
	2012		1.002%	1.302%	9.87	9.87	196,233	1,936,559	17.85%	17.85%	5.08%
	2011	5/17/11	1.002%	1.002%	8.37	8.37	62,336	521,993	-16.44%	-16.44%	0.00%
LVIP Wellington Capital Growth Fund Service Class
	2015		1.000%	1.000%	16.36	16.36	6,257	102,358	8.06%	8.06%	0.00%
	2014		1.000%	1.000%	15.14	15.14	2,199	33,292	9.99%	9.99%	0.00%
	2013		1.000%	1.000%	13.76	13.76	3,894	53,593	34.32%	34.32%	0.00%
	2012		1.000%	1.000%	10.25	10.25	4,038	41,376	17.59%	17.59%	0.00%
	2011		1.000%	1.000%	8.71	8.71	1,335	11,632	-10.14%	-10.14%	0.00%
LVIP Wellington Mid-Cap Value Fund Service Class
	2015		1.000%	2.600%	11.52	13.22	22,907	298,705	-4.28%	-2.74%	0.17%
	2014		1.000%	2.600%	12.03	13.59	25,526	342,907	5.25%	6.94%	0.11%
	2013		1.000%	2.600%	11.43	12.71	27,981	352,008	30.38%	32.49%	0.23%
	2012		1.000%	2.600%	8.77	9.59	31,745	301,661	20.64%	22.58%	0.13%
	2011		1.000%	2.600%	7.27	7.83	35,192	273,189	-11.87%	-10.45%	0.00%
MFS VIT Core Equity Series Initial Class
	2015		0.000%	0.000%	—	—	—	—	0.00%	0.00%	0.93%
	2014		1.000%	1.000%	18.70	18.70	404	7,555	10.13%	10.13%	0.79%
	2013		1.000%	1.000%	16.98	16.98	663	11,262	33.26%	33.26%	0.99%
	2012		1.000%	1.000%	12.74	12.74	693	8,832	15.07%	15.07%	0.78%
	2011		1.000%	1.000%	11.07	11.07	720	7,972	-2.00%	-2.00%	0.96%
MFS VIT Total Return Series Initial Class
	2015		1.000%	2.150%	17.14	19.06	67,866	1,276,104	-2.49%	-1.36%	2.57%
	2014		1.000%	2.150%	17.51	19.32	77,591	1,481,911	6.19%	7.42%	1.86%
	2013		1.000%	2.150%	16.42	18.04	90,097	1,605,159	16.52%	17.86%	1.76%
	2012		1.000%	2.150%	14.04	15.43	112,520	1,699,843	8.89%	10.15%	2.79%
	2011		1.000%	2.150%	12.84	14.12	119,022	1,633,681	-0.39%	0.76%	2.36%
MFS VIT Utilities Series Initial Class
	2015		1.000%	2.600%	2.33	41.57	53,442,738	134,565,693	-16.71%	-15.37%	4.09%
	2014		1.000%	2.600%	2.76	49.52	63,617,358	189,070,913	9.84%	11.61%	2.10%
	2013		1.000%	2.600%	2.48	44.72	66,951,059	178,747,726	17.43%	19.32%	2.32%
	2012		1.000%	2.600%	2.09	37.78	74,117,662	165,775,160	10.57%	12.36%	6.67%
	2011		1.000%	2.600%	1.86	33.90	86,143,351	171,274,491	4.04%	5.72%	3.17%
MFS VIT Utilities Series Service Class
	2015		1.002%	1.002%	28.91	28.91	1,156,235	33,428,679	-15.61%	-15.61%	4.02%
	2014		1.002%	1.002%	34.26	34.26	1,194,868	40,934,560	11.35%	11.35%	1.96%
	2013		1.002%	1.002%	30.77	30.77	1,147,302	35,300,132	19.02%	19.02%	2.12%
	2012		1.002%	1.002%	25.85	25.85	1,161,080	30,016,013	12.08%	12.08%	6.50%
	2011		1.002%	1.002%	23.06	23.06	1,134,733	26,172,207	5.44%	5.44%	3.06%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
MFS VIT II Core Equity Portfolio Initial Class
	2015	3/27/15	1.000%	1.000%	$18.47	$18.47	316	$5,828	-3.29%	-3.29%	0.55%
NB AMT Large Cap Value Portfolio I Class
	2015		0.550%	0.550%	1.87	1.87	6,237	11,678	-12.29%	-12.29%	0.76%
	2014		0.550%	0.550%	2.13	2.13	7,081	15,115	9.25%	9.25%	0.74%
	2013		0.550%	0.550%	1.95	1.95	7,330	14,322	30.42%	30.42%	1.22%
	2012		0.550%	0.550%	1.50	1.50	17,462	26,161	15.96%	15.96%	0.44%
	2011		0.550%	0.550%	1.29	1.29	42,857	55,370	-11.84%	-11.84%	0.00%
NB AMT Mid Cap Growth Portfolio I Class
	2015		0.550%	0.550%	2.56	2.56	46,174	118,098	0.72%	0.72%	0.00%
	2014		0.550%	0.550%	2.54	2.54	33,286	84,527	6.99%	6.99%	0.00%
	2013		0.550%	0.550%	2.37	2.37	33,521	79,561	31.89%	31.89%	0.00%
	2012		0.550%	2.600%	1.57	21.49	59,349,440	108,181,521	9.53%	11.80%	0.00%
	2011		0.550%	2.600%	1.42	19.47	69,354,305	112,166,765	-2.11%	-0.08%	0.00%
NB AMT Mid Cap Intrinsic Value Portfolio I Class
	2015		1.000%	2.250%	24.35	27.35	7,265	190,747	-10.37%	-9.25%	0.76%
	2014		1.000%	2.250%	27.03	30.38	8,215	239,019	11.31%	12.70%	1.07%
	2013		1.000%	2.250%	24.16	27.17	8,104	209,486	34.01%	35.69%	1.24%
	2012		1.000%	2.250%	17.94	20.18	8,197	156,481	12.96%	14.38%	0.52%
	2011		1.000%	2.250%	15.81	17.79	12,231	205,845	-8.58%	-7.43%	0.66%
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class
	2015		1.000%	2.250%	6.78	7.36	6,409	47,033	-27.32%	-26.40%	4.63%
	2014		1.000%	2.250%	9.32	10.01	8,512	84,840	-20.44%	-19.43%	0.26%
	2013		1.000%	2.250%	11.72	12.42	7,083	87,628	-16.62%	-15.56%	1.68%
	2012		1.000%	2.250%	14.06	14.71	8,812	129,226	2.79%	4.08%	2.41%
	2011		1.000%	2.250%	14.02	14.13	9,411	132,731	-8.74%	-8.46%	13.85%
PIMCO VIT Total Return Portfolio Administrative Class
	2015		1.002%	2.302%	10.21	10.84	1,456,241	15,779,135	-1.84%	-0.55%	4.87%
	2014		1.002%	2.302%	10.40	10.90	1,614,000	17,588,032	1.91%	3.24%	2.22%
	2013		1.002%	2.302%	10.25	10.56	1,577,018	16,645,869	-4.05%	-2.94%	2.20%
	2012		1.002%	2.152%	10.83	10.88	1,546,344	16,821,289	8.17%	8.50%	2.54%
	2011	5/16/11	1.002%	1.302%	10.01	10.03	560,503	5,620,061	-0.02%	0.27%	1.78%
Putnam VT Global Health Care Fund Class IB
	2015		1.000%	1.750%	22.97	25.53	2,831	70,748	5.92%	6.71%	0.00%
	2014		1.000%	1.750%	21.69	23.93	4,821	114,004	25.43%	26.37%	0.24%
	2013		1.000%	1.750%	18.26	18.93	4,854	90,923	39.84%	40.25%	1.11%
	2012		1.000%	1.300%	13.06	13.50	5,753	77,456	20.68%	21.05%	1.32%
	2011		1.000%	1.300%	10.82	11.15	6,463	71,925	-2.45%	-2.16%	0.88%
Templeton Global Bond VIP Fund Class 2
	2015		1.000%	2.600%	12.54	18.29	213,444	3,777,897	-6.76%	-5.26%	7.89%
	2014		1.000%	2.600%	13.36	19.31	234,458	4,397,974	-0.78%	0.82%	5.08%
	2013		1.000%	2.600%	16.70	19.15	267,479	4,983,473	-0.98%	0.62%	4.71%
	2012		1.000%	2.600%	16.86	19.03	285,857	5,345,180	12.11%	13.92%	6.47%
	2011		1.000%	2.600%	15.04	16.71	311,832	5,133,788	-3.42%	-1.86%	5.45%
Wells Fargo VT Intrinsic Value Fund Class 2
	2015		1.000%	1.800%	16.03	21.41	8,783	153,201	-2.30%	-1.51%	0.87%
	2014		1.000%	1.800%	16.40	18.03	11,822	206,646	8.40%	9.21%	0.74%
	2013		1.000%	1.750%	15.13	16.51	14,283	227,712	28.04%	29.01%	1.02%
	2012		1.000%	1.750%	11.82	12.80	14,533	179,831	17.40%	18.28%	1.34%
	2011		1.000%	1.800%	10.07	10.82	15,528	166,828	-3.85%	-3.13%	0.57%
Wells Fargo VT Omega Growth Fund Class 2
	2015		1.000%	1.800%	15.92	20.95	6,289	110,315	-0.46%	0.34%	0.00%
	2014		1.000%	1.800%	15.98	21.05	6,912	121,100	2.01%	2.83%	0.00%
	2013		1.000%	1.800%	15.66	20.64	7,333	125,243	37.39%	38.49%	0.14%
	2012		1.000%	1.800%	11.39	15.02	7,418	91,663	18.25%	19.19%	0.00%
	2011		1.000%	1.800%	9.63	10.35	11,603	118,249	-7.18%	-6.48%	0.00%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Wells Fargo VT Small Cap Growth Fund Class 2
	2015		1.000%	1.300%	$23.69	$24.68	10,681	$260,049	-4.14%	-3.85%	0.00%
	2014		1.000%	1.750%	23.35	25.67	11,774	296,216	-3.58%	-2.85%	0.00%
	2013		1.000%	1.750%	24.22	26.43	12,057	313,117	47.63%	48.74%	0.00%
	2012		1.000%	1.750%	16.41	17.77	16,182	282,742	6.00%	6.80%	0.00%
	2011		1.000%	1.750%	15.48	16.64	19,481	320,040	-6.25%	-5.55%	0.00%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2015:

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio Class B	$1,851,750	$3,142,597
AB VPS International Value Portfolio Class B	19,938	32,686
AB VPS Small/Mid Cap Value Portfolio Class A	239,790	197,164
American Century VP Inflation Protection Fund Class I	945	1,250
American Century VP Inflation Protection Fund Class II	312,060	1,193,457
American Century VP International Fund Class I	10,308	139
American Funds Global Growth Fund Class 2	20,742,082	7,817,459
American Funds Growth Fund Class 2	144,961,963	62,948,185
American Funds Growth-Income Fund Class 2	46,855,743	22,130,277
American Funds International Fund Class 2	20,231,665	19,368,465
BlackRock Global Allocation V.I. Fund Class I	2,946,778	3,877,628
BlackRock Global Allocation V.I. Fund Class III	2,808,680	1,927,912
Delaware VIP Diversified Income Series Standard Class	6,641,895	18,132,088
Delaware VIP Diversified Income Series Service Class	4,335,127	4,177,304
Delaware VIP Emerging Markets Series Service Class	311,869	301,740
Delaware VIP High Yield Series Standard Class	4,161,439	8,966,978
Delaware VIP High Yield Series Service Class	1,998,559	1,300,794
Delaware VIP Limited-Term Diversified Income Series Service Class	783,086	571,431

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Delaware VIP REIT Series Standard Class	$4,561,210	$22,758,305
Delaware VIP REIT Series Service Class	1,719,751	2,217,362
Delaware VIP Small Cap Value Series Service Class	26,072,790	27,297,088
Delaware VIP Smid Cap Growth Series Standard Class	24,290,627	21,878,657
Delaware VIP Smid Cap Growth Series Service Class	4,238,809	1,315,719
Delaware VIP U.S. Growth Series Service Class	99,479	80,237
Delaware VIP Value Series Standard Class	5,162,739	17,448,408
Delaware VIP Value Series Service Class	2,648,560	2,422,595
Deutsche Alternative Asset Allocation VIP Portfolio A	403,804	866,756
Deutsche Alternative Asset Allocation VIP Portfolio B	416,072	559,742
Deutsche Equity 500 Index VIP Portfolio A	14,194	14,790
Deutsche Equity 500 Index VIP Portfolio B	3,412	54
Deutsche Small Cap Index VIP Portfolio A	162,499	258,315
Fidelity VIP Contrafund Portfolio Service Class	25,220,539	27,032,635
Fidelity VIP Contrafund Portfolio Service Class 2	9,699,848	3,470,718
Fidelity VIP Growth Portfolio Service Class	6,669,856	9,952,588
Fidelity VIP Growth Portfolio Service Class 2	3,062,614	1,287,172
Fidelity VIP Mid Cap Portfolio Service Class 2	414,626	313,406
Franklin Income VIP Fund Class 2	169,505	443,625
Franklin Mutual Shares VIP Fund Class 2	263,638	222,528
Invesco V.I. Core Equity Fund Series I	6,239	4,098
Invesco V.I. International Growth Fund Series I	9,933	29,729
Janus Aspen Global Research Portfolio Institutional Shares	3,330	18,363
LVIP Baron Growth Opportunities Fund Service Class	15,013,928	19,442,185
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	844,779	508,231
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	236,767	24,139
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	4,158,849	33,617,482
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class	627,020	819,520
LVIP BlackRock Inflation Protected Bond Fund Standard Class	1,519,778	4,754,119
LVIP BlackRock Inflation Protected Bond Fund Service Class	828,549	975,500
LVIP Clarion Global Real Estate Fund Standard Class	1,509,772	3,141,609
LVIP Clarion Global Real Estate Fund Service Class	737,956	745,105
LVIP Delaware Bond Fund Standard Class	6,533,125	28,268,324
LVIP Delaware Bond Fund Service Class	2,139,079	1,983,985
LVIP Delaware Diversified Floating Rate Fund Service Class	714,540	1,431,484
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	5,772,546	12,723,329
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	3,393,842	891,789
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	15,146,875	25,606,384
LVIP Delaware Foundation Conservative Allocation Fund Service Class	1,353,784	629,997
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	1,697,219	1,269,806
LVIP Delaware Foundation Moderate Allocation Fund Service Class	2,923,257	681,726
LVIP Delaware Social Awareness Fund Standard Class	70,613,378	62,867,187
LVIP Delaware Social Awareness Fund Service Class	4,746,892	1,458,159
LVIP Delaware Special Opportunities Fund Standard Class	36,004,876	51,650,060
LVIP Delaware Special Opportunities Fund Service Class	4,289,895	2,083,866
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	131,858,450	120,112,477
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	1,704,375	920,373
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	1,224,413	5,154,861
LVIP Global Conservative Allocation Managed Risk Fund Service Class	1,962,482	2,009,694
LVIP Global Growth Allocation Managed Risk Fund Standard Class	1,541,350	4,161,777
LVIP Global Growth Allocation Managed Risk Fund Service Class	3,413,136	3,948,671
LVIP Global Income Fund Standard Class	602,089	1,487,772
LVIP Global Income Fund Service Class	667,702	519,116
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	1,126,450	7,717,377
LVIP Global Moderate Allocation Managed Risk Fund Service Class	3,857,152	4,339,236
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	3,003,393	2,070,787
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class	212,609	155,922
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	712,241	538,964
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class	292,194	121,427
LVIP Managed Risk Profile 2010 Fund Standard Class	624,881	338,667
LVIP Managed Risk Profile 2010 Fund Service Class	472,388	746,978

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Managed Risk Profile 2020 Fund Standard Class	$2,414,205	$2,568,165
LVIP Managed Risk Profile 2020 Fund Service Class	2,579,843	1,767,692
LVIP Managed Risk Profile 2030 Fund Standard Class	2,238,233	1,942,510
LVIP Managed Risk Profile 2030 Fund Service Class	4,088,279	1,551,148
LVIP Managed Risk Profile 2040 Fund Standard Class	944,823	569,868
LVIP Managed Risk Profile 2040 Fund Service Class	4,334,760	1,779,238
LVIP Managed Risk Profile 2050 Fund Standard Class	230,333	82,433
LVIP Managed Risk Profile 2050 Fund Service Class	2,483,895	263,998
LVIP MFS International Growth Fund Service Class	90,905	126,570
LVIP MFS Value Fund Service Class	167,468	219,878
LVIP Mondrian International Value Fund Standard Class	6,797,091	24,517,738
LVIP Mondrian International Value Fund Service Class	2,216,962	1,305,042
LVIP Money Market Fund Standard Class	9,571,758	13,066,100
LVIP Money Market Fund Service Class	2,790,691	3,066,860
LVIP SSgA Bond Index Fund Standard Class	1,744,175	1,768,359
LVIP SSgA Bond Index Fund Service Class	1,112,825	289,348
LVIP SSgA Developed International 150 Fund Service Class	42,885	13,799
LVIP SSgA Emerging Markets 100 Fund Standard Class	4,089,174	3,422,865
LVIP SSgA Emerging Markets 100 Fund Service Class	1,766,092	703,655
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	644,659	1,004,417
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class	1,145,761	2,296,095
LVIP SSgA International Index Fund Standard Class	2,016,941	918,966
LVIP SSgA International Index Fund Service Class	869,738	501,381
LVIP SSgA Large Cap 100 Fund Service Class	59,952	107,856
LVIP SSgA S&P 500 Index Fund Standard Class	11,937,513	35,050,862
LVIP SSgA S&P 500 Index Fund Service Class	6,983,925	2,669,573
LVIP SSgA Small-Cap Index Fund Standard Class	3,457,391	7,536,936
LVIP SSgA Small-Cap Index Fund Service Class	1,541,319	863,176
LVIP SSgA Small-Mid Cap 200 Fund Service Class	236,559	175,329
LVIP T. Rowe Price Growth Stock Fund Service Class	123,531	200,908
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	13,525,231	16,505,113
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	2,924,295	877,746
LVIP Templeton Growth Managed Volatility Fund Standard Class	719,415	658,956
LVIP Templeton Growth Managed Volatility Fund Service Class	223,619	140,192
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	296,716	27,921,696
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class	356,345	328,195
LVIP Vanguard Domestic Equity ETF Fund Service Class	3,276,690	2,359,516
LVIP Vanguard International Equity ETF Fund Service Class	3,273,864	1,003,886
LVIP Wellington Capital Growth Fund Service Class	91,940	13,281
LVIP Wellington Mid-Cap Value Fund Service Class	9,633	49,682
MFS VIT Core Equity Series Initial Class	433	7,725
MFS VIT Total Return Series Initial Class	101,067	220,252
MFS VIT Utilities Series Initial Class	18,618,441	30,708,142
MFS VIT Utilities Series Service Class	5,928,182	3,221,325
MFS VIT II Core Equity Portfolio Initial Class	7,822	1,309
NB AMT Large Cap Value Portfolio I Class	1,222	1,924
NB AMT Mid Cap Growth Portfolio I Class	47,804	1,896
NB AMT Mid Cap Intrinsic Value Portfolio I Class	12,111	36,173
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	18,848	37,587
PIMCO VIT Total Return Portfolio Administrative Class	3,772,171	4,665,553
Putnam VT Global Health Care Fund Class IB	7,401	51,622
Templeton Global Bond VIP Fund Class 2	462,336	555,986
Wells Fargo VT Intrinsic Value Fund Class 2	30,758	55,325
Wells Fargo VT Omega Growth Fund Class 2	20,115	12,420
Wells Fargo VT Small Cap Growth Fund Class 2	56,792	54,388

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

5. Investments

The following is a summary of investments owned at December 31, 2015:

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio Class B	993,418	$21.71	$21,567,099	$16,680,072
AB VPS International Value Portfolio Class B	8,668	13.41	116,234	129,769
AB VPS Small/Mid Cap Value Portfolio Class A	49,055	17.29	848,159	866,292
American Century VP Inflation Protection Fund Class I	2,222	9.96	22,132	23,734
American Century VP Inflation Protection Fund Class II	679,752	9.94	6,756,739	7,438,927
American Century VP International Fund Class I	3,049	10.02	30,551	28,414
American Funds Global Growth Fund Class 2	4,326,087	26.19	113,300,207	98,460,952
American Funds Growth Fund Class 2	9,812,380	67.69	664,199,973	568,899,714
American Funds Growth-Income Fund Class 2	5,811,415	45.04	261,746,142	227,719,584
American Funds International Fund Class 2	12,322,696	18.02	222,054,990	215,202,183
BlackRock Global Allocation V.I. Fund Class I	1,648,319	15.09	24,873,134	26,171,163
BlackRock Global Allocation V.I. Fund Class III	1,141,213	13.04	14,881,423	16,476,733
Delaware VIP Diversified Income Series Standard Class	10,405,736	10.29	107,075,018	104,436,931
Delaware VIP Diversified Income Series Service Class	4,915,591	10.22	50,237,345	50,976,287
Delaware VIP Emerging Markets Series Service Class	116,095	16.21	1,881,894	2,234,990
Delaware VIP High Yield Series Standard Class	6,671,073	4.89	32,621,547	37,772,151
Delaware VIP High Yield Series Service Class	2,291,033	4.87	11,157,333	13,070,554
Delaware VIP Limited-Term Diversified Income Series Service Class	272,287	9.72	2,646,633	2,686,912
Delaware VIP REIT Series Standard Class	7,870,565	15.89	125,063,280	101,303,454
Delaware VIP REIT Series Service Class	1,515,553	15.86	24,036,665	18,545,299
Delaware VIP Small Cap Value Series Service Class	6,104,328	33.58	204,983,315	175,065,508
Delaware VIP Smid Cap Growth Series Standard Class	8,397,425	29.79	250,159,289	186,537,139
Delaware VIP Smid Cap Growth Series Service Class	732,093	28.56	20,908,569	17,556,395
Delaware VIP U.S. Growth Series Service Class	18,391	13.07	240,372	206,429
Delaware VIP Value Series Standard Class	5,468,227	28.64	156,610,011	101,586,731
Delaware VIP Value Series Service Class	944,964	28.56	26,988,183	18,989,944
Deutsche Alternative Asset Allocation VIP Portfolio A	257,672	12.60	3,246,669	3,499,728
Deutsche Alternative Asset Allocation VIP Portfolio B	157,327	12.59	1,980,749	2,140,104
Deutsche Equity 500 Index VIP Portfolio A	6,859	19.40	133,062	98,251
Deutsche Equity 500 Index VIP Portfolio B	252	19.40	4,891	4,953
Deutsche Small Cap Index VIP Portfolio A	82,170	15.18	1,247,347	1,084,645
Fidelity VIP Contrafund Portfolio Service Class	6,598,011	33.79	222,946,799	178,777,962
Fidelity VIP Contrafund Portfolio Service Class 2	1,984,076	33.26	65,990,376	52,697,608
Fidelity VIP Growth Portfolio Service Class	1,231,727	65.57	80,764,364	57,924,275
Fidelity VIP Growth Portfolio Service Class 2	230,918	65.01	15,011,956	10,631,115
Fidelity VIP Mid Cap Portfolio Service Class 2	82,517	31.83	2,626,532	2,482,833
Franklin Income VIP Fund Class 2	122,183	14.20	1,734,992	1,834,109
Franklin Mutual Shares VIP Fund Class 2	87,831	19.20	1,686,349	1,495,484
Invesco V.I. Core Equity Fund Series I	1,111	33.84	37,589	30,449
Invesco V.I. International Growth Fund Series I	1,329	33.49	44,515	38,601
Janus Aspen Global Research Portfolio Institutional Shares	7,586	40.24	305,268	239,679
LVIP Baron Growth Opportunities Fund Service Class	3,960,992	41.06	162,646,242	113,191,647
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	89,575	7.80	698,773	881,688
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	34,562	7.81	269,790	321,190
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	14,383,839	16.63	239,260,770	223,650,142
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class	439,704	16.61	7,304,809	6,607,778
LVIP BlackRock Inflation Protected Bond Fund Standard Class	1,654,256	9.94	16,438,338	18,321,234
LVIP BlackRock Inflation Protected Bond Fund Service Class	553,739	9.91	5,489,213	6,054,108
LVIP Clarion Global Real Estate Fund Standard Class	1,174,609	9.31	10,930,910	9,581,124
LVIP Clarion Global Real Estate Fund Service Class	560,306	9.22	5,165,461	4,401,142
LVIP Delaware Bond Fund Standard Class	16,184,782	13.59	219,951,188	207,857,760
LVIP Delaware Bond Fund Service Class	1,867,080	13.59	25,371,746	25,093,809
LVIP Delaware Diversified Floating Rate Fund Service Class	547,458	9.82	5,377,683	5,549,122
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	7,028,820	14.87	104,546,676	90,988,559
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	648,507	14.86	9,639,408	9,304,965
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	15,015,858	13.75	206,483,064	218,437,341
LVIP Delaware Foundation Conservative Allocation Fund Service Class	493,079	13.75	6,780,324	7,213,735
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	396,703	14.61	5,794,246	5,971,343

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

5. Investments (continued)

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Delaware Foundation Moderate Allocation Fund Service Class	614,147	$14.94	$9,174,132	$9,521,084
LVIP Delaware Social Awareness Fund Standard Class	13,528,648	40.03	541,524,729	433,091,470
LVIP Delaware Social Awareness Fund Service Class	524,945	39.90	20,945,825	18,518,125
LVIP Delaware Special Opportunities Fund Standard Class	10,825,989	38.44	416,161,828	349,931,064
LVIP Delaware Special Opportunities Fund Service Class	863,144	38.34	33,093,801	31,937,737
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	25,252,609	37.54	948,033,428	812,637,699
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	192,576	37.45	7,211,784	6,658,396
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	1,262,875	13.19	16,654,793	15,488,105
LVIP Global Conservative Allocation Managed Risk Fund Service Class	1,485,031	13.19	19,580,137	18,266,727
LVIP Global Growth Allocation Managed Risk Fund Standard Class	1,679,578	12.71	21,350,794	19,803,503
LVIP Global Growth Allocation Managed Risk Fund Service Class	3,470,798	12.71	44,127,721	40,131,889
LVIP Global Income Fund Standard Class	534,927	10.86	5,808,243	6,184,011
LVIP Global Income Fund Service Class	410,679	10.84	4,452,987	4,730,933
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	2,353,027	13.34	31,391,727	28,508,664
LVIP Global Moderate Allocation Managed Risk Fund Service Class	3,932,836	13.34	52,464,030	47,039,637
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	84,032	11.97	1,005,695	1,109,116
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class	35,184	11.70	411,576	417,659
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	73,915	14.30	1,056,913	1,132,364
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class	28,681	14.20	407,321	402,200
LVIP Managed Risk Profile 2010 Fund Standard Class	283,027	11.38	3,220,565	3,029,010
LVIP Managed Risk Profile 2010 Fund Service Class	114,041	11.38	1,297,220	1,256,091
LVIP Managed Risk Profile 2020 Fund Standard Class	1,057,323	11.22	11,865,282	11,365,477
LVIP Managed Risk Profile 2020 Fund Service Class	1,118,215	11.22	12,546,368	11,910,304
LVIP Managed Risk Profile 2030 Fund Standard Class	771,377	10.93	8,431,921	8,423,713
LVIP Managed Risk Profile 2030 Fund Service Class	1,550,653	10.93	16,948,636	16,654,090
LVIP Managed Risk Profile 2040 Fund Standard Class	272,921	10.35	2,823,636	2,807,741
LVIP Managed Risk Profile 2040 Fund Service Class	1,644,045	10.33	16,976,414	16,786,891
LVIP Managed Risk Profile 2050 Fund Standard Class	44,323	9.35	414,197	458,807
LVIP Managed Risk Profile 2050 Fund Service Class	536,540	9.32	5,002,700	5,490,277
LVIP MFS International Growth Fund Service Class	39,994	13.72	548,677	508,855
LVIP MFS Value Fund Service Class	62,127	35.35	2,196,314	1,446,717
LVIP Mondrian International Value Fund Standard Class	12,024,054	15.78	189,763,626	172,006,175
LVIP Mondrian International Value Fund Service Class	1,132,377	15.78	17,865,519	19,741,025
LVIP Money Market Fund Standard Class	4,420,612	10.00	44,206,122	44,206,135
LVIP Money Market Fund Service Class	751,755	10.00	7,517,550	7,517,548
LVIP SSgA Bond Index Fund Standard Class	472,841	11.16	5,278,327	5,382,275
LVIP SSgA Bond Index Fund Service Class	243,742	11.17	2,721,383	2,775,737
LVIP SSgA Developed International 150 Fund Service Class	11,989	7.67	91,931	104,662
LVIP SSgA Emerging Markets 100 Fund Standard Class	2,361,633	7.33	17,298,964	24,964,672
LVIP SSgA Emerging Markets 100 Fund Service Class	901,602	7.33	6,607,840	9,272,899
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	674,830	10.84	7,315,829	7,549,084
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class	1,412,672	10.84	15,316,189	15,107,287
LVIP SSgA International Index Fund Standard Class	440,927	8.33	3,671,155	3,872,848
LVIP SSgA International Index Fund Service Class	298,734	8.33	2,488,456	2,586,877
LVIP SSgA Large Cap 100 Fund Service Class	23,955	12.87	308,295	338,249
LVIP SSgA S&P 500 Index Fund Standard Class	22,736,087	14.40	327,285,977	273,881,444
LVIP SSgA S&P 500 Index Fund Service Class	4,241,218	14.40	61,056,578	51,879,224
LVIP SSgA Small-Cap Index Fund Standard Class	1,617,649	24.64	39,863,717	36,843,128
LVIP SSgA Small-Cap Index Fund Service Class	500,353	24.64	12,330,205	11,241,279
LVIP SSgA Small-Mid Cap 200 Fund Service Class	57,328	11.70	670,506	733,392
LVIP T. Rowe Price Growth Stock Fund Service Class	20,278	32.66	662,304	398,488
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	8,096,751	21.10	170,817,161	120,326,180
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	681,568	20.44	13,931,244	10,921,125
LVIP Templeton Growth Managed Volatility Fund Standard Class	17,802	29.76	529,840	598,987
LVIP Templeton Growth Managed Volatility Fund Service Class	10,720	29.77	319,185	320,368
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	7,458,540	31.55	235,339,310	154,020,012
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class	86,399	31.01	2,679,132	2,004,366
LVIP Vanguard Domestic Equity ETF Fund Service Class	744,651	14.44	10,752,021	9,743,887
LVIP Vanguard International Equity ETF Fund Service Class	730,865	9.09	6,639,912	7,170,878
LVIP Wellington Capital Growth Fund Service Class	2,666	38.39	102,361	103,364
LVIP Wellington Mid-Cap Value Fund Service Class	13,335	22.40	298,715	180,232

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

5. Investments (continued)

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
MFS VIT Total Return Series Initial Class	56,471	$22.60	$1,276,246	$1,100,860
MFS VIT Utilities Series Initial Class	5,267,710	25.56	134,642,667	138,977,270
MFS VIT Utilities Series Service Class	1,329,060	25.15	33,425,860	35,365,283
MFS VIT II Core Equity Portfolio Initial Class	274	21.28	5,828	6,465
NB AMT Large Cap Value Portfolio I Class	885	13.19	11,678	11,133
NB AMT Mid Cap Growth Portfolio I Class	5,196	22.73	118,100	124,220
NB AMT Mid Cap Intrinsic Value Portfolio I Class	12,035	15.85	190,754	171,437
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	6,729	6.99	47,034	88,326
PIMCO VIT Total Return Portfolio Administrative Class	1,490,157	10.58	15,765,866	16,846,022
Putnam VT Global Health Care Fund Class IB	3,522	20.09	70,750	49,287
Templeton Global Bond VIP Fund Class 2	239,104	15.80	3,777,839	4,196,813
Wells Fargo VT Intrinsic Value Fund Class 2	8,775	17.46	153,206	135,981
Wells Fargo VT Omega Growth Fund Class 2	4,894	22.54	110,319	121,152
Wells Fargo VT Small Cap Growth Fund Class 2	30,380	8.56	260,057	248,369

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2015, is as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class B	2,677,891	(4,363,906)	(1,686,015)
AB VPS International Value Portfolio Class B	2,183	(3,583)	(1,400)
AB VPS Small/Mid Cap Value Portfolio Class A	2,651	(5,385)	(2,734)
American Century VP Inflation Protection Fund Class I	34	(85)	(51)
American Century VP Inflation Protection Fund Class II	14,824	(84,607)	(69,783)
American Century VP International Fund Class I	6,107	—	6,107
American Funds Global Growth Fund Class 2	384,243	(305,103)	79,140
American Funds Growth Fund Class 2	553,067	(28,519,002)	(27,965,935)
American Funds Growth-Income Fund Class 2	219,844	(1,014,610)	(794,766)
American Funds International Fund Class 2	1,622,445	(10,522,049)	(8,899,604)
BlackRock Global Allocation V.I. Fund Class I	93,918	(246,665)	(152,747)
BlackRock Global Allocation V.I. Fund Class III	122,112	(124,557)	(2,445)
Delaware VIP Diversified Income Series Standard Class	104,418	(969,576)	(865,158)
Delaware VIP Diversified Income Series Service Class	152,121	(229,806)	(77,685)
Delaware VIP Emerging Markets Series Service Class	11,578	(11,607)	(29)
Delaware VIP High Yield Series Standard Class	58,545	(470,462)	(411,917)
Delaware VIP High Yield Series Service Class	62,096	(69,945)	(7,849)
Delaware VIP Limited-Term Diversified Income Series Service Class	63,055	(46,724)	16,331
Delaware VIP REIT Series Standard Class	729,861	(4,975,431)	(4,245,570)
Delaware VIP REIT Series Service Class	63,485	(84,862)	(21,377)
Delaware VIP Small Cap Value Series Service Class	129,231	(7,357,257)	(7,228,026)
Delaware VIP Smid Cap Growth Series Standard Class	740,362	(4,014,591)	(3,274,229)
Delaware VIP Smid Cap Growth Series Service Class	107,118	(50,452)	56,666
Delaware VIP U.S. Growth Series Service Class	4,056	(3,973)	83
Delaware VIP Value Series Standard Class	654,604	(4,183,152)	(3,528,548)
Delaware VIP Value Series Service Class	110,122	(105,868)	4,254
Deutsche Alternative Asset Allocation VIP Portfolio A	22,889	(62,886)	(39,997)
Deutsche Alternative Asset Allocation VIP Portfolio B	27,808	(41,999)	(14,191)
Deutsche Equity 500 Index VIP Portfolio A	3,115	(7,845)	(4,730)
Deutsche Equity 500 Index VIP Portfolio B	163	(1)	162
Deutsche Small Cap Index VIP Portfolio A	14,039	(32,791)	(18,752)
Fidelity VIP Contrafund Portfolio Service Class	706,583	(9,379,014)	(8,672,431)
Fidelity VIP Contrafund Portfolio Service Class 2	151,709	(135,612)	16,097
Fidelity VIP Growth Portfolio Service Class	2,750,343	(6,123,232)	(3,372,889)
Fidelity VIP Growth Portfolio Service Class 2	134,579	(61,626)	72,953
Fidelity VIP Mid Cap Portfolio Service Class 2	3,112	(12,945)	(9,833)
Franklin Income VIP Fund Class 2	5,669	(27,796)	(22,127)
Franklin Mutual Shares VIP Fund Class 2	5,806	(14,128)	(8,322)
Invesco V.I. Core Equity Fund Series I	107	(237)	(130)

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco V.I. International Growth Fund Series I	405	(1,138)	(733)
Janus Aspen Global Research Portfolio Institutional Shares	979	(2,988)	(2,009)
LVIP Baron Growth Opportunities Fund Service Class	229,115	(4,286,253)	(4,057,138)
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	88,407	(58,502)	29,905
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	26,689	(2,630)	24,059
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	35,554	(7,805,619)	(7,770,065)
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class	38,635	(55,041)	(16,406)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	143,484	(492,500)	(349,016)
LVIP BlackRock Inflation Protected Bond Fund Service Class	85,302	(102,310)	(17,008)
LVIP Clarion Global Real Estate Fund Standard Class	135,534	(330,574)	(195,040)
LVIP Clarion Global Real Estate Fund Service Class	68,603	(79,430)	(10,827)
LVIP Delaware Bond Fund Standard Class	101,121	(2,423,931)	(2,322,810)
LVIP Delaware Bond Fund Service Class	111,193	(121,045)	(9,852)
LVIP Delaware Diversified Floating Rate Fund Service Class	69,063	(141,940)	(72,877)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	67,204	(2,160,646)	(2,093,442)
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	164,788	(47,762)	117,026
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	108,943	(2,694,064)	(2,585,121)
LVIP Delaware Foundation Conservative Allocation Fund Service Class	62,908	(40,694)	22,214
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	83,958	(74,289)	9,669
LVIP Delaware Foundation Moderate Allocation Fund Service Class	156,029	(40,820)	115,209
LVIP Delaware Social Awareness Fund Standard Class	101,316	(4,599,649)	(4,498,333)
LVIP Delaware Social Awareness Fund Service Class	105,847	(63,171)	42,676
LVIP Delaware Special Opportunities Fund Standard Class	14,650	(1,616,814)	(1,602,164)
LVIP Delaware Special Opportunities Fund Service Class	69,969	(76,601)	(6,632)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	28,474	(5,283,197)	(5,254,723)
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	40,903	(46,410)	(5,507)
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	43,214	(317,364)	(274,150)
LVIP Global Conservative Allocation Managed Risk Fund Service Class	89,155	(120,551)	(31,396)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	85,690	(279,928)	(194,238)
LVIP Global Growth Allocation Managed Risk Fund Service Class	196,655	(268,645)	(71,990)
LVIP Global Income Fund Standard Class	31,681	(122,012)	(90,331)
LVIP Global Income Fund Service Class	45,792	(43,837)	1,955
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	42,666	(460,330)	(417,664)
LVIP Global Moderate Allocation Managed Risk Fund Service Class	211,016	(267,675)	(56,659)
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	277,398	(196,292)	81,106
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class	19,628	(14,078)	5,550
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	68,678	(50,642)	18,036
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class	30,382	(11,055)	19,327
LVIP Managed Risk Profile 2010 Fund Standard Class	34,113	(27,040)	7,073
LVIP Managed Risk Profile 2010 Fund Service Class	31,029	(58,564)	(27,535)
LVIP Managed Risk Profile 2020 Fund Standard Class	152,147	(202,205)	(50,058)
LVIP Managed Risk Profile 2020 Fund Service Class	167,944	(144,861)	23,083
LVIP Managed Risk Profile 2030 Fund Standard Class	132,401	(155,448)	(23,047)
LVIP Managed Risk Profile 2030 Fund Service Class	244,143	(126,573)	117,570
LVIP Managed Risk Profile 2040 Fund Standard Class	62,655	(48,125)	14,530
LVIP Managed Risk Profile 2040 Fund Service Class	272,541	(153,241)	119,300
LVIP Managed Risk Profile 2050 Fund Standard Class	19,229	(7,037)	12,192
LVIP Managed Risk Profile 2050 Fund Service Class	213,096	(22,215)	190,881
LVIP MFS International Growth Fund Service Class	8,969	(12,755)	(3,786)
LVIP MFS Value Fund Service Class	5,419	(14,175)	(8,756)
LVIP Mondrian International Value Fund Standard Class	291,663	(5,515,815)	(5,224,152)
LVIP Mondrian International Value Fund Service Class	102,411	(70,189)	32,222
LVIP Money Market Fund Standard Class	3,304,063	(4,219,752)	(915,689)
LVIP Money Market Fund Service Class	275,658	(294,739)	(19,081)
LVIP SSgA Bond Index Fund Standard Class	129,384	(145,689)	(16,305)
LVIP SSgA Bond Index Fund Service Class	90,739	(24,001)	66,738
LVIP SSgA Developed International 150 Fund Service Class	2,982	(1,139)	1,843
LVIP SSgA Emerging Markets 100 Fund Standard Class	210,459	(234,667)	(24,208)
LVIP SSgA Emerging Markets 100 Fund Service Class	103,699	(49,635)	54,064
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	33,584	(71,152)	(37,568)
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class	62,213	(167,909)	(105,696)
LVIP SSgA International Index Fund Standard Class	123,492	(59,615)	63,877

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSgA International Index Fund Service Class	58,978	(30,726)	28,252
LVIP SSgA Large Cap 100 Fund Service Class	526	(5,550)	(5,024)
LVIP SSgA S&P 500 Index Fund Standard Class	231,180	(2,221,473)	(1,990,293)
LVIP SSgA S&P 500 Index Fund Service Class	409,971	(174,807)	235,164
LVIP SSgA Small-Cap Index Fund Standard Class	132,302	(502,350)	(370,048)
LVIP SSgA Small-Cap Index Fund Service Class	81,406	(57,624)	23,782
LVIP SSgA Small-Mid Cap 200 Fund Service Class	6,183	(8,451)	(2,268)
LVIP T. Rowe Price Growth Stock Fund Service Class	6,121	(11,687)	(5,566)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	916,490	(4,612,403)	(3,695,913)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	85,166	(33,831)	51,335
LVIP Templeton Growth Managed Volatility Fund Standard Class	74,015	(67,885)	6,130
LVIP Templeton Growth Managed Volatility Fund Service Class	22,983	(14,274)	8,709
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	88,516	(6,816,840)	(6,728,324)
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class	21,805	(18,320)	3,485
LVIP Vanguard Domestic Equity ETF Fund Service Class	208,782	(154,025)	54,757
LVIP Vanguard International Equity ETF Fund Service Class	285,921	(97,451)	188,470
LVIP Wellington Capital Growth Fund Service Class	4,849	(791)	4,058
LVIP Wellington Mid-Cap Value Fund Service Class	718	(3,337)	(2,619)
MFS VIT Core Equity Series Initial Class	—	(404)	(404)
MFS VIT Total Return Series Initial Class	1,040	(10,765)	(9,725)
MFS VIT Utilities Series Initial Class	232,568	(10,407,188)	(10,174,620)
MFS VIT Utilities Series Service Class	55,565	(94,198)	(38,633)
MFS VIT II Core Equity Portfolio Initial Class	382	(66)	316
NB AMT Large Cap Value Portfolio I Class	59	(903)	(844)
NB AMT Mid Cap Growth Portfolio I Class	13,416	(528)	12,888
NB AMT Mid Cap Intrinsic Value Portfolio I Class	176	(1,126)	(950)
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	1,980	(4,083)	(2,103)
PIMCO VIT Total Return Portfolio Administrative Class	265,568	(423,327)	(157,759)
Putnam VT Global Health Care Fund Class IB	60	(2,050)	(1,990)
Templeton Global Bond VIP Fund Class 2	6,838	(27,852)	(21,014)
Wells Fargo VT Intrinsic Value Fund Class 2	108	(3,147)	(3,039)
Wells Fargo VT Omega Growth Fund Class 2	3	(626)	(623)
Wells Fargo VT Small Cap Growth Fund Class 2	871	(1,964)	(1,093)

The change in units outstanding for the year ended December 31, 2014, is as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class B	2,136,973	(4,047,276)	(1,910,303)
AB VPS Growth and Income Portfolio Class B	22	(51)	(29)
AB VPS International Value Portfolio Class B	962	(4,160)	(3,198)
AB VPS Small/Mid Cap Value Portfolio Class A	2,937	(3,535)	(598)
American Century VP Inflation Protection Fund Class I	134	(69)	65
American Century VP Inflation Protection Fund Class II	14,844	(94,404)	(79,560)
American Century VP International Fund Class I	629	(729)	(100)
American Funds Global Growth Fund Class 2	107,304	(457,254)	(349,950)
American Funds Growth Fund Class 2	354,384	(31,308,124)	(30,953,740)
American Funds Growth-Income Fund Class 2	283,643	(887,429)	(603,786)
American Funds International Fund Class 2	1,026,570	(11,138,173)	(10,111,603)
BlackRock Global Allocation V.I. Fund Class I	179,156	(160,631)	18,525
BlackRock Global Allocation V.I. Fund Class III	138,284	(69,518)	68,766
Delaware VIP Diversified Income Series Standard Class	148,823	(833,631)	(684,808)
Delaware VIP Diversified Income Series Service Class	127,413	(248,392)	(120,979)
Delaware VIP Emerging Markets Series Service Class	8,056	(12,832)	(4,776)
Delaware VIP High Yield Series Standard Class	228,046	(321,848)	(93,802)
Delaware VIP High Yield Series Service Class	108,768	(59,678)	49,090
Delaware VIP Limited-Term Diversified Income Series Service Class	38,115	(37,366)	749
Delaware VIP REIT Series Standard Class	1,957,009	(2,710,848)	(753,839)
Delaware VIP REIT Series Service Class	96,902	(46,327)	50,575
Delaware VIP Small Cap Value Series Service Class	173,443	(7,686,008)	(7,512,565)
Delaware VIP Smid Cap Growth Series Standard Class	249,583	(7,792,234)	(7,542,651)

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
Delaware VIP Smid Cap Growth Series Service Class	73,003	(113,040)	(40,037)
Delaware VIP U.S. Growth Series Service Class	3,767	(1,873)	1,894
Delaware VIP Value Series Standard Class	1,001,219	(3,871,714)	(2,870,495)
Delaware VIP Value Series Service Class	134,653	(87,345)	47,308
Deutsche Alternative Asset Allocation VIP Portfolio A	51,758	(32,105)	19,653
Deutsche Alternative Asset Allocation VIP Portfolio B	41,889	(15,740)	26,149
Deutsche Equity 500 Index VIP Portfolio A	3,090	(6,041)	(2,951)
Deutsche Equity 500 Index VIP Portfolio B	179	(96)	83
Deutsche Small Cap Index VIP Portfolio A	4,672	(25,712)	(21,040)
Deutsche Small Cap Index VIP Portfolio B	—	(129)	(129)
Fidelity VIP Contrafund Portfolio Service Class	922,966	(8,498,550)	(7,575,584)
Fidelity VIP Contrafund Portfolio Service Class 2	147,455	(160,323)	(12,868)
Fidelity VIP Growth Portfolio Service Class	6,228,240	(6,455,260)	(227,020)
Fidelity VIP Growth Portfolio Service Class 2	136,483	(54,604)	81,879
Fidelity VIP Mid Cap Portfolio Service Class 2	6,284	(16,563)	(10,279)
Franklin Income VIP Fund Class 2	7,407	(30,906)	(23,499)
Franklin Mutual Shares VIP Fund Class 2	809	(18,146)	(17,337)
Invesco V.I. Core Equity Fund Series I	—	(170)	(170)
Invesco V.I. International Growth Fund Series I	296	(1,138)	(842)
Janus Aspen Global Research Portfolio Institutional Shares	39,477	(36,593)	2,884
LVIP Baron Growth Opportunities Fund Service Class	272,440	(5,987,187)	(5,714,747)
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	95,223	(35,818)	59,405
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	12,892	(2,022)	10,870
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	128,944	(7,346,285)	(7,217,341)
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class	43,905	(51,375)	(7,470)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	285,091	(607,510)	(322,419)
LVIP BlackRock Inflation Protected Bond Fund Service Class	122,052	(77,030)	45,022
LVIP Clarion Global Real Estate Fund Standard Class	294,899	(172,438)	122,461
LVIP Clarion Global Real Estate Fund Service Class	86,794	(50,342)	36,452
LVIP Delaware Bond Fund Standard Class	143,748	(2,449,773)	(2,306,025)
LVIP Delaware Bond Fund Service Class	127,223	(131,439)	(4,216)
LVIP Delaware Diversified Floating Rate Fund Service Class	214,226	(101,568)	112,658
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	50,282	(2,303,260)	(2,252,978)
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	105,661	(21,711)	83,950
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	280,065	(2,998,254)	(2,718,189)
LVIP Delaware Foundation Conservative Allocation Fund Service Class	66,364	(32,222)	34,142
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	93,264	(95,486)	(2,222)
LVIP Delaware Foundation Moderate Allocation Fund Service Class	148,230	(18,494)	129,736
LVIP Delaware Social Awareness Fund Standard Class	102,895	(4,682,620)	(4,579,725)
LVIP Delaware Social Awareness Fund Service Class	97,697	(59,098)	38,599
LVIP Delaware Special Opportunities Fund Standard Class	36,613	(1,727,433)	(1,690,820)
LVIP Delaware Special Opportunities Fund Service Class	70,504	(67,944)	2,560
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	16,291	(5,617,730)	(5,601,439)
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	47,887	(25,071)	22,816
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	186,745	(221,693)	(34,948)
LVIP Global Conservative Allocation Managed Risk Fund Service Class	133,607	(132,791)	816
LVIP Global Growth Allocation Managed Risk Fund Standard Class	98,180	(248,664)	(150,484)
LVIP Global Growth Allocation Managed Risk Fund Service Class	245,255	(276,891)	(31,636)
LVIP Global Income Fund Standard Class	69,831	(115,319)	(45,488)
LVIP Global Income Fund Service Class	62,031	(24,190)	37,841
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	257,794	(395,175)	(137,381)
LVIP Global Moderate Allocation Managed Risk Fund Service Class	265,963	(251,601)	14,362
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	26,831	(3,412)	23,419
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class	11,338	(2,924)	8,414
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	101,890	(9,890)	92,000
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class	14,385	(1,634)	12,751
LVIP Managed Risk Profile 2010 Fund Standard Class	31,871	(56,898)	(25,027)
LVIP Managed Risk Profile 2010 Fund Service Class	19,092	(33,509)	(14,417)
LVIP Managed Risk Profile 2020 Fund Standard Class	244,542	(261,960)	(17,418)
LVIP Managed Risk Profile 2020 Fund Service Class	189,481	(104,152)	85,329
LVIP Managed Risk Profile 2030 Fund Standard Class	188,185	(84,281)	103,904
LVIP Managed Risk Profile 2030 Fund Service Class	306,427	(77,018)	229,409

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Managed Risk Profile 2040 Fund Standard Class	44,469	(28,126)	16,343
LVIP Managed Risk Profile 2040 Fund Service Class	336,543	(72,026)	264,517
LVIP Managed Risk Profile 2050 Fund Standard Class	11,038	(12,076)	(1,038)
LVIP Managed Risk Profile 2050 Fund Service Class	149,897	(11,009)	138,888
LVIP MFS International Growth Fund Service Class	13,993	(6,534)	7,459
LVIP MFS Value Fund Service Class	2,746	(17,202)	(14,456)
LVIP Mondrian International Value Fund Standard Class	255,487	(5,375,900)	(5,120,413)
LVIP Mondrian International Value Fund Service Class	101,273	(65,022)	36,251
LVIP Money Market Fund Standard Class	4,571,873	(6,799,911)	(2,228,038)
LVIP Money Market Fund Service Class	264,787	(197,817)	66,970
LVIP SSgA Bond Index Fund Standard Class	204,129	(120,872)	83,257
LVIP SSgA Bond Index Fund Service Class	49,798	(25,076)	24,722
LVIP SSgA Developed International 150 Fund Service Class	2,994	(3,137)	(143)
LVIP SSgA Emerging Markets 100 Fund Standard Class	241,757	(214,717)	27,040
LVIP SSgA Emerging Markets 100 Fund Service Class	95,898	(25,754)	70,144
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	32,159	(104,605)	(72,446)
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class	94,524	(123,004)	(28,480)
LVIP SSgA International Index Fund Standard Class	68,811	(39,985)	28,826
LVIP SSgA International Index Fund Service Class	47,656	(6,925)	40,731
LVIP SSgA Large Cap 100 Fund Service Class	15,379	(4,950)	10,429
LVIP SSgA S&P 500 Index Fund Standard Class	239,327	(2,319,741)	(2,080,414)
LVIP SSgA S&P 500 Index Fund Service Class	372,522	(135,389)	237,133
LVIP SSgA Small-Cap Index Fund Standard Class	78,195	(617,317)	(539,122)
LVIP SSgA Small-Cap Index Fund Service Class	86,617	(83,371)	3,246
LVIP SSgA Small-Mid Cap 200 Fund Service Class	5,530	(3,658)	1,872
LVIP T. Rowe Price Growth Stock Fund Service Class	4,108	(6,003)	(1,895)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	554,231	(5,757,125)	(5,202,894)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	81,569	(29,851)	51,718
LVIP Templeton Growth Managed Volatility Fund Standard Class	57,535	(2,352)	55,183
LVIP Templeton Growth Managed Volatility Fund Service Class	6,472	(3,663)	2,809
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	186,885	(7,413,125)	(7,226,240)
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class	30,198	(20,309)	9,889
LVIP Vanguard Domestic Equity ETF Fund Service Class	272,339	(55,904)	216,435
LVIP Vanguard International Equity ETF Fund Service Class	176,056	(38,136)	137,920
LVIP Wellington Capital Growth Fund Service Class	176	(1,871)	(1,695)
LVIP Wellington Mid-Cap Value Fund Service Class	1,462	(3,917)	(2,455)
MFS VIT Core Equity Series Initial Class	—	(259)	(259)
MFS VIT Total Return Series Initial Class	324	(12,830)	(12,506)
MFS VIT Utilities Series Initial Class	2,600,059	(5,933,760)	(3,333,701)
MFS VIT Utilities Series Service Class	95,934	(48,368)	47,566
NB AMT Large Cap Value Portfolio I Class	60	(309)	(249)
NB AMT Mid Cap Growth Portfolio I Class	456	(691)	(235)
NB AMT Mid Cap Intrinsic Value Portfolio I Class	1,340	(1,229)	111
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	3,704	(2,275)	1,429
PIMCO VIT Total Return Portfolio Administrative Class	303,042	(266,060)	36,982
Putnam VT Global Health Care Fund Class IB	1,349	(1,382)	(33)
Templeton Global Bond VIP Fund Class 2	8,394	(41,415)	(33,021)
Wells Fargo VT Intrinsic Value Fund Class 2	29	(2,490)	(2,461)
Wells Fargo VT Omega Growth Fund Class 2	2,115	(2,536)	(421)
Wells Fargo VT Small Cap Growth Fund Class 2	1,146	(1,429)	(283)

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln National Variable Annuity Account C

We have audited the accompanying statements of assets and liabilities of Lincoln National Variable Annuity Account C ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2015, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2015, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln National Variable Annuity Account C at December 31, 2015, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
April 20, 2016

Lincoln National Variable Annuity Account C
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) List of Financial Statements
1. Part A
The Table of Condensed Financial Information is included in Part A of this Registration Statement.
2. Part B
The following financial statements for the Variable Account are included in Part B of this Registration Statement:
Statement of Assets and Liabilities - December 31, 2015
Statement of Operations - Year ended December 31, 2015
Statements of Changes in Net Assets - Years ended December 31, 2015 and 2014
Notes to Financial Statements - December 31, 2015
Report of Independent Registered Public Accounting Firm
3. Part B
The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:
Consolidated Balance Sheets - Years ended December 31, 2015 and 2014
Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2015, 2014 and 2013
Consolidated Statements of Stockholder’s Equity - Years ended December 31, 2015, 2014 and 2013
Consolidated Statements of Cash Flows - Years ended December 31, 2015, 2014 and 2013
Notes to Consolidated Financial Statements - December 31, 2015
Report of Independent Registered Public Accounting Firm
(b) List of Exhibits
(1) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on April 22, 1999.
(2) Not Applicable
(3)(a) Broker-Dealer Selling Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-170897) filed on April 8, 2011.
(b) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(4)(a) Variable Annuity Contract incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.
(b) Variable Annuity Living Benefits Rider (AR 544) incorporated herein by reference to Pre-effective Amendment No. 1 (File No. 333-179107) filed on October 11, 2012.
(c) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(d) Variable Annuity Payment Option Rider (I4LA-NQ 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(e) Variable Annuity Payment Option Rider (I4LA-Q 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

(f) Guarantee of Principal death benefit rider (32148 5/03) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-36304) filed on April 24, 2003.
(g) Amendment for IRA Retirement Plan (AE-283) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(h) Amendment for Roth IRA Retirement Plan (AE-284) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(5) Application incorporated herein by reference to Pre-effective Amendment No. 1 (File No. 333-179107) filed on October 11, 2012.
(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.
(b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(7) Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.
(a) Amendments to the Automatic Indemnity Reinsurance Agreement incorporated herein by reference to Post-Effective Amendment No. 28 (File No. 333-138190) filed on November 5, 2013.
(8)(a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(b) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:
(i) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(ii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(c) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:
(i) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.
(ii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(9) Opinion and Consent of Mary Jo Ardington, Associate General Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-effective Amendment No. 1 (File No. 333-179107) filed on October 11, 2012.
(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company
(11) Not Applicable
(12) Not Applicable
(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 56 (File No. 033-26032) filed on December 28, 2015.
Item 25. Directors and Officers of the Depositor
The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account C as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.
B-2

Name	Positions and Offices with Depositor
Charles A. Brawley, III**	Executive Vice President, General Counsel and Secretary[1]
Ellen G. Cooper**	Executive Vice President, Chief Investment Officer and Director
Jeffrey D. Coutts**	Senior Vice President and Treasurer
Randal J. Freitag**	Executive Vice President, Chief Financial Officer and Director
Wilford H. Fuller**	Executive Vice President and Director
Dennis R. Glass**	President and Director
Kirkland L. Hicks**	Executive Vice President, General Counsel and Secretary[1]
Mark E. Konen**	Executive Vice President and Director
Christine Janofsky**	Senior Vice President, Chief Accounting Officer and Controller
Keith J. Ryan*	Vice President and Director
*Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
**Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
1Beginning April 16, 2016, Kirkland Hicks assumed this role previously held by Charles Brawley.
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.
Item 27. Number of Contractowners
As of February 29, 2016 there were 273,475 contract owners under Account C.
Item 28. Indemnification
a) Brief description of indemnification provisions.
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriter
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life &
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Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b) Officers and Directors of Lincoln Financial Distributors, Inc.:
Name	Positions and Offices with Underwriter
Andrew J. Bucklee*	Senior Vice President and Director
Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Wilford H. Fuller*	President, Chief Executive Officer and Director
John C. Kennedy*	Senior Vice President, Head of Retirement Solutions Distribution, and Director
Thomas P. O'Neill*	Senior Vice President and Chief Operating Officer
Christopher P. Potochar*	Senior Vice President and Director, Head of Finance and Strategy
Nancy A. Smith*	Secretary
*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal Business address is 350 Church Street, Hartford, CT 06103
(c) N/A
Item 30. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.
Item 31. Management Services
Not Applicable.
Item 32. Undertakings
(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.
(d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.
Item 33.
For contracts sold in connection with the Texas Optional Retirement Program, Registrant is relying on Rule 6c-7 and represents that paragraphs (a) through (d) of that rule have been complied with.
SIGNATURES
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a)	As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 7 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 20th day of April, 2016.

Lincoln National Variable Annuity Account C (Registrant) Multi-Fund® 5 Retirement Annuity
By:	/s/ John D. Weber John D. Weber Vice President, The Lincoln National Life Insurance Company (Title)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (Depositor)
By:	/s/ John J. Luviano John J. Luviano (Signature-Officer of Depositor) Senior Vice President, The Lincoln National Life Insurance Company (Title)
(b)	As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 20, 2016.

Signature	Title
* Dennis R. Glass	President and Director (Principal Executive Officer)
* Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
* Randal J. Freitag	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)
* Wilford H. Fuller	Executive Vice President and Director
* Mark E. Konen	Executive Vice President and Director
* Keith J. Ryan	Vice President and Director
*By: /s/ John D. Weber John D. Weber	Pursuant to a Power of Attorney
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